UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
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EXIDE TECHNOLOGIES

(Name of Registrant as Specified In Its Charter)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD AUGUST 22, 2006

To our Shareholders:

The 2006 annual meeting of shareholders of Exide Technologies will be held at the Hilton Garden Inn Atlanta North/Alpharetta at 4025 Windward Plaza Drive, Alpharetta, Georgia 30005, on Tuesday, August 22, 2006, beginning at 9:00 a.m. local time. At the meeting, the holders of our outstanding common stock will act on the following matters:

(1) The election of seven directors;

(2) A proposal to approve (i) a $75,000,000 rights offering of 21,428,571 shares of common stock to our shareholders at $3.50 per share, (ii) the sale of any common stock not subscribed for in the rights offering to the standby purchasers and additional standby purchaser and the sale of another 14,285,714 shares for $50,000,000 to the standby purchasers at the same price and (iii) the related Standby Purchase Agreement and Registration Rights Agreement and the other transactions contemplated thereby;

(3) A proposal to amend our Certificate of Incorporation to increase our authorized shares of common stock to 100,000,000 and the aggregate number of shares of capital stock to 101,000,000;

(4) A proposal to approve an amendment of our 2004 Stock Incentive Plan;

(5) A proposal to ratify the appointment of our independent auditors for fiscal 2007; and

(6) Any other matters that properly come before the meeting.

All holders of record of shares of our common stock (NASDAQ: XIDE) at the close of business on July 27, 2006 are entitled to vote at the meeting and any postponements or adjournments of the meeting.

The enclosed proxy statement describes the proposals set forth above in more detail. We urge you to read the proxy statement carefully before you decide how to vote.

In connection with the rights offering, we are distributing to our shareholders a prospectus. We urge you to read the prospectus carefully before you decide to exercise your rights.

You are cordially invited to attend the meeting. Please note that space limitations make it necessary to limit attendance to shareholders and one guest. Admission to the meeting will be on a first-come, first-served basis. Registration will begin at 8:00 a.m., and seating will begin at 8:30 a.m. Each shareholder may be asked to present valid picture identification, such as a driver’s license or passport. Shareholders holding stock in brokerage accounts (“street name” holders) will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date. Cameras (including cellular phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting.

By order of the Board of Directors,

Gordon A. Ulsh	Brad S. Kalter
President and Chief Executive Officer	Deputy General Counsel and Corporate Secretary

July 28, 2006

YOUR VOTE IS IMPORTANT

If you are unable to attend the meeting in person, you may vote on the proposals by proxy. To do so, please complete, date, sign and return the enclosed proxy card. We have enclosed a prepaid envelope to expedite the return of your proxy card. You may also vote by telephone or over the Internet as noted in the proxy card instructions. If you have voted by telephone, Internet or mail and later decide to attend and vote at the meeting, you may do so.

13000 DEERFIELD PARKWAY
BUILDING 200
ALPHARETTA, GEORGIA 30004

PROXY STATEMENT, DATED JULY 28, 2006

The Board of Directors of Exide Technologies is soliciting proxies from its shareholders to be used at the annual meeting of shareholders to be held on Tuesday, August 22, 2006, beginning at 9:00 a.m., at the Hilton Garden Inn Atlanta North/Alpharetta at 4025 Windward Plaza Drive, Alpharetta, Georgia 30005, and at any postponements or adjournments thereof. This proxy statement contains information related to the annual meeting. This proxy statement, a proxy card and our Annual Report on Form 10-K for the fiscal year ended March 31, 2006 are being mailed to shareholders on or about July 28, 2006.

QUESTIONS AND ANSWERS RELATING TO THE ANNUAL MEETING

Why did I receive these materials?

Shareholders as of the close of business on July 27, 2006, which is referred to as the “Record Date,” are entitled to vote at our annual meeting of shareholders, which will be held on August 22, 2006. As a shareholder, you are invited to attend the annual meeting and are requested to vote on the items of business described in this proxy statement. We are required by law to distribute these proxy materials to all shareholders as of the Record Date. This proxy statement provides notice of the annual meeting of shareholders, describes the proposals presented for shareholder action and includes information required to be disclosed to shareholders. The accompanying proxy card enables shareholders to vote on the matters without having to attend the annual meeting in person.

Who is entitled to vote at the meeting?

Only shareholders of record at the close of business on the Record Date are entitled to receive notice of and to participate in the annual meeting. If you were a shareholder of record on the Record Date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponements or adjournments of the meeting.

How many votes do I have?

You will be entitled to one vote for each outstanding share of our common stock you own as of the Record Date. As of the Record Date, there were 24,560,586 shares of our common stock outstanding and eligible to vote.

Who can attend the meeting?

Subject to space availability, all shareholders as of the Record Date, or their duly appointed proxies, may attend the meeting, and each may be accompanied by one guest. Since seating is limited, admission to the meeting will be on a first-come, first-served basis. Registration will begin at 8:00 a.m., and seating will begin at 8:30 a.m. If you attend, please note that you may be asked to present valid picture identification, such as a driver’s license or passport. Cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting.

Please also note that if you hold your shares in “street name” (that is, through a broker, bank or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the Record Date and check in at the registration desk at the meeting.

Please let us know if you plan to attend the meeting by marking the appropriate box on the enclosed proxy card or, if you vote by telephone or Internet, indicating your plans when prompted.

How many shares must be present or represented to conduct business at the annual meeting?

The presence at the meeting, in person or by proxy, of the holders of a majority of the aggregate voting power of the common stock outstanding on the Record Date will constitute a quorum, permitting the conduct of business at the meeting. As of the Record Date, 24,560,586 shares of common stock, representing the same number of votes, were outstanding. Thus, the presence of the holders of common stock representing at least 12,280,294 votes will be required to establish a quorum.

Proxies received but marked as abstentions, votes withheld and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting.

How can I vote my shares in person at the annual meeting?

Shares held in your name as the shareholder of record may be voted by you in person at the annual meeting. Shares held by you beneficially in “street name” through a broker, bank or other nominee may be voted by you in person at the annual meeting only if you obtain a legal proxy from the broker, bank or other nominee that holds your shares giving you the right to vote the shares.

How can I vote my shares without attending the meeting?

Whether you hold shares directly as the shareholder of record or beneficially in “street name,” you may direct how your shares are voted without attending the annual meeting. If you are a shareholder of record (that is, if your shares are registered directly in your name with our transfer agent), you must complete and properly sign and date the accompanying proxy card and return it to us and it will be voted as you direct. A pre-addressed envelope is included for your use. If you are a shareholder of record and attend the meeting, you may deliver your completed proxy card in person. If you hold shares beneficially in “street name,” you may vote by submitting voting instructions to your broker, bank or other nominee.

Can I vote by telephone or electronically?

If you are a shareholder of record, you may vote by telephone, or electronically through the Internet, by following the instructions included with your proxy card. If your shares are held in “street name,” please check your proxy card or contact your broker, bank or other nominee to determine whether you will be able to vote by telephone or electronically. The deadline for voting by telephone or electronically is 11:59 p.m., Eastern Daylight Time, on August 21, 2006.

Can I change my vote after I return my proxy card?

Yes. If you are a shareholder of record, you may revoke or change your vote at any time before the proxy is exercised by filing with our Corporate Secretary a notice of revocation or a duly executed proxy bearing a later date or by attending the annual meeting and voting in person. For shares you hold beneficially in “street name,” you may change your vote by submitting new voting instructions to your broker, bank or other nominee or, if you have obtained a legal proxy from your broker, bank or other nominee giving you the right to vote your shares, by attending the meeting and voting in person. In either case, the powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

Who counts the votes?

Votes will be counted and certified by the Inspectors of Election, who are employees of American Stock Transfer & Trust Company (“AST”), our transfer agent. If you are a shareholder of record, your signed proxy card is returned directly to AST for tabulation. If you hold your shares in “street name” through a broker, bank or other nominee, your broker, bank or other nominee will return one proxy card to AST on behalf of its clients.

What are the Board of Directors’ recommendations?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board of Directors’ recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board of Directors recommends a vote FOR each of the proposals.

Will shareholders be asked to vote on any other matters?

To the knowledge of Exide and its management, shareholders will vote only on the matters described in this proxy statement. However, if any other matters properly come before the meeting, the persons named as proxies for shareholders will vote on those matters in the manner they consider appropriate.

What vote is required to approve each item?

Election of Directors.  The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors (Proposal 1). A properly executed proxy marked “withhold authority” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

Amendment to Certificate of Incorporation.  The affirmative vote of the holders of outstanding shares representing at least a majority of the voting power of all of the shares of our common stock issued and outstanding on the Record Date is required to amend our Certificate of Incorporation to increase the number of authorized shares of common stock (Proposal 3).

Other Items.  For each other item, including the proposals to approve the rights offering and related matters (Proposal 2), amend our 2004 Stock Incentive Plan (Proposal 4) and ratify the appointment of our independent auditors for fiscal 2007 (Proposal 5), the affirmative vote of the holders of a majority of the votes cast in person or represented by proxy, and entitled to vote on the item will be required for approval.

A properly executed proxy marked “abstain” with respect to any matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

How are votes counted?

In the election of directors, you may vote “FOR” all or some of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. You may not cumulate your votes for the election of directors.

For the other items of business, you may vote “FOR,” “AGAINST” or “ABSTAIN.” If you elect to “ABSTAIN,” the abstention has the same effect as a vote “AGAINST.” If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items.

If you hold your shares in “street name” through a broker, bank or other nominee rather than directly in your own name, then your broker, bank or other nominee is considered the shareholder of record, and you are considered the beneficial owner of your shares. We have supplied copies of our proxy statement to the broker, bank or other nominee holding your shares of record, and they have the responsibility to send it to you. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares at the annual meeting. The broker, bank or other nominee that is the shareholder of record for your shares is obligated to provide you with a voting instruction card for you to use for this purpose. If you hold your shares in a brokerage account but you fail to return your voting instruction card to your broker, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered present and entitled to vote on that proposal. If a quorum is present at the annual meeting, the persons receiving the greatest number of votes will be elected to serve as directors. As a result, broker non-votes will not affect the outcome of the voting on the election of directors (Proposal 1). The approval of the rights offering and related matters (Proposal 2), the amendment to the 2004 Stock Incentive Plan (Proposal 4) and the ratification of the appointment of our independent auditors (Proposal 5) require the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote on the proposal. A broker non-vote is treated as not being entitled to vote on the matter and, therefore, is not counted for purposes of determining whether the proposal has been approved. However, broker non-votes will have the same effect as a negative vote on the proposals to amend our Certificate of Incorporation to increase the number of authorized shares of common stock (Proposal 3) because this proposal is approved by a majority of the voting power of all of the shares of our common stock issued and outstanding on the Record Date, regardless of whether all of such shares are present and entitled to vote at the meeting. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

If you are a beneficial owner and your broker, bank or other nominee holds your shares in its name, it is permitted to vote your shares on the election of directors (Proposal 1), the approval of the rights offering and related matters (Proposal 2), the amendment to our Certificate of Incorporation (Proposal 3) and the ratification of the appointment of our independent auditors (Proposal 5), even if the broker, bank or other nominee does not receive voting instructions from you. Your broker, bank or other nominee may not vote your shares, absent instructions from you, on the approval of the amendment of our 2004 Stock Incentive Plan (Proposal 4). Without your voting instructions on these items a broker non-vote will occur.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

If the rights offering is approved by the shareholders, am I required to exercise any rights I receive in the rights offering?

No. You may exercise any number of your rights, or you may choose not to exercise any rights.

What happens if I elect to exercise my rights and the shareholders do not approve the rights offering?

If the shareholders do not approve the rights offering and you exercised your rights, the subscription agent will refund your payment in full. You will not be credited interest on your payment.

Where can I find the voting results of the annual meeting?

We intend to announce the preliminary voting results at the annual meeting and publish the final results in our quarterly report on Form 10-Q for the quarter ending September 30, 2006.

PROPOSALS SUBMITTED FOR SHAREHOLDER VOTE

PROPOSAL 1 — ELECTION OF DIRECTORS

Each of the directors below will be a nominee for election to serve a one-year term set to expire at the annual meeting in 2007 and until their successors are duly elected and qualified. Our Board of Directors expects that all of the nominees will be able and willing to serve as directors. If any nominee is not available to serve as a director at the time of the annual meeting, the persons named on the proxy will vote for another candidate nominated by our Board of Directors, or our Board of Directors may reduce the number of directors. Our Board of Directors has determined that each of the director nominees below, except Gordon A. Ulsh, is an “independent director” as defined in the listing standards of the Nasdaq Global Market, as currently in effect. See “Corporate Governance — Director Independence.”

Biographical information about each director nominee, as of July 10, 2006, appears below.

Director Nominees Currently Serving on our Board of Directors

Michael R. D’Appolonia
Director since 2004

Mr. D’Appolonia, 57, is a Principal of Nightingale & Associates, LLC, a global management consulting firm providing financial and operational restructuring services to both publicly and privately held middle-market companies. Mr. D’Appolonia is currently President and Chief Executive Officer of Kinetic Systems Inc. In his consulting capacity, Mr. D’Appolonia served as the President of Reorganized Cone Mills Corporation and from October 2003 to May 2005 served as Chief Restructuring Officer of Cone Mills Corporation. From September 2002 to October 2003, Mr. D’Appolonia served as President and Director of Moll Industries, Inc. Previously he served as President and Chief Executive Officer of McCulloch Corporation, Ametech, Inc., Halston Borghese, Inc. and Simmons Upholstered Furniture Inc. Mr. D’Appolonia is a member of the Board of Directors of The Washington Group International, Inc. and Kinetic Systems Inc. Mr. D’Appolonia is Chairman of the Compensation Committee and a member of the Finance Committee.

David S. Ferguson
Director since 2005

Mr. Ferguson, 61, is the principal of his own retail consulting business, DS Ferguson Enterprises, LLC, based in Atlanta, Georgia. Mr. Ferguson is the retired President and Chief Executive Officer of Wal-Mart Europe. He served in that capacity from September 2000 through July 2003. Prior to that, he was President and Chief Executive Officer of Wal-Mart Canada from February 1996 to September 2000. Mr. Ferguson was President and Chief Operating Officer as well as a director of Stuarts Department Stores from August 1994 through October 1995. Mr. Ferguson is a member of the Board of Directors of Sobeys Inc., a Canadian grocery chain. Mr. Ferguson is a member of the Compensation and Nominating and Corporate Governance Committees.

John P. Reilly
Director since 2004

Mr. Reilly, 62, is the retired Chairman, President and Chief Executive Officer of Figgie International. He has more than thirty years of experience in the automotive industry, where he has served as President and CEO of a number of automotive suppliers, including Stant Corporation and Tenneco Automotive. He has also held leadership positions at the former Chrysler Corporation and Navistar, and has served as President of Brunswick Corporation. Mr. Reilly is currently on the Board of Directors of Material Sciences Corporation, Marshfield Door Systems, Inc. and Timken Company. Mr. Reilly serves as Chairman of the Board of Directors and a member of the Compensation Committee.

Michael P. Ressner
Director since 2004

Mr. Ressner, 57, is a retired Nortel Networks executive who, between 1981 and 2003, served in a number of senior financial and operational management positions. Mr. Ressner was an Adjunct Professor of Applied Financial Management at North Carolina State University between 2002 and 2004. He is currently an adviser within the College of Management at North Carolina State University. Mr. Ressner currently serves as a member of the Board of Directors for the following companies: Arsenal Digital Solutions USA, Inc., Entrust, Inc. and Magellan Health Services, Inc. Mr. Ressner is Chairman of the Audit Committee and a member of the Finance Committee.

Carroll R. Wetzel
Director since 2005

Mr. Wetzel, 63, is a retired investment banker. Mr. Wetzel most recently served as Chairman of the Board of Directors of Safety Components International, Inc., a supplier of automotive airbag fabric and cushions and technical fabrics from 2000 to 2005. Mr. Wetzel currently serves as a member of the Board of Directors of Laidlaw International, Inc. Mr. Wetzel is Chairman of the Nominating and Corporate Governance and Finance Committees and a member of the Audit Committee.

Gordon A. Ulsh
Director since 2005

Mr. Ulsh, 60, is the Company’s President and Chief Executive Officer. Mr. Ulsh was appointed to his current position in April 2005. From 2001 until March 2005, Mr. Ulsh was Chairman, President and Chief Executive Officer of FleetPride Inc., the nation’s largest independent aftermarket distributor of heavy-duty truck parts. Prior to joining FleetPride in 2001, Mr. Ulsh worked with Ripplewood Equity Partners, providing analysis of automotive industry segments for investment opportunities. Earlier, he served as President and Chief Operating Officer of Federal-Mogul Corporation in 1999 and as head of its Worldwide Aftermarket Division in 1998. Prior to Federal-Mogul, he held a number of leadership positions with Cooper Industries, Inc., including Executive Vice President of its automotive products segment. Mr. Ulsh joined Cooper’s Wagner Lighting business unit in 1984 as Vice President of Operations, following 16 years in manufacturing and engineering management at Ford Motor Company.

New Director Nominee

Herbert F. Aspbury

Mr. Aspbury, 61, currently is an investor and advisor at Private Client Resources LLC, a privately held company founded in 2001, which provides consolidated financial information for high wealth investment managers and their clients. Since 2002, Mr. Aspbury has also served as an Adjunct Professor at the Fisher Graduate School of International Business of the Monterrey Institute of International Studies. Mr. Aspbury retired from Chase Manhattan Bank in 2000 where he served in a number of capacities, most recently as the London-based Managing Director and Regional Executive for Europe, Africa and the Middle East. Mr. Aspbury was a member of Chase Manhattan Corporation’s Management Committee. Mr. Aspbury also served in a number of capacities with Chemical Bank until its merger with Chase Manhattan. Mr. Aspbury serves as Vice Chairman of the Board of Trustees of Villanova University and is the Chair of its Finance Committee, as well as Chairman of the Royal Oak Foundation, the U.S. arm of Britain’s National Trust.

The Board of Directors recommends that the shareholders vote FOR the election of each of the director nominees named above.

Other Directors

Mark C. Demetree
Director since 2005

Mr. Demetree, 49, is Chairman and CEO of British Salt Holdings, LLC, a producer of inorganic chemicals. From 1993 to 1997, Mr. Demetree was President of North American Salt Company, a subsidiary of Compass Minerals Group, Inc. From 1983 to 1987, Mr. Demetree was president of Demetree Brothers, Inc., an investment group involved in real estate investment, venture capital investments and corporate acquisitions. Mr. Demetree is non-executive Chairman of the Board of Directors of Texas Petrochemical, Inc. and is a director of American Italian Pasta Company, where he is a member of the Compensation Committee. Mr. Demetree is also a director and non-executive Chairman of the Board of Directors of Pinnacle Properties Holdings. Mr. Demetree is a member of the Nominating and Corporate Governance Committee.

Phillip M. Martineau
Director since 2004

Mr. Martineau, 57, currently serves as President and Chief Executive Officer and Chairman of the Board of Pittsburgh Corning Corporation and Pittsburgh Corning Europe. Mr. Martineau previously served as President and CEO of High Voltage Engineering Corporation from December 2004 through February 2005, during which time that company filed for reorganization under Chapter 11 of the Bankruptcy Code. Prior to that, Mr. Martineau was Executive Vice President and Group President for HNI Corporation from 2000 to 2003. From 1996 through 1999, Mr. Martineau was CEO and President of ITW-Arcsmith. Mr. Martineau was President of Ansell Industrial from 1994 to 1996, and CFO and Vice President for GNB Technologies from 1988 to 1994. Mr. Martineau is a member of the board of directors of the Experimental Aviation Association. Mr. Martineau is a member of our Audit and Nominating and Corporate Governance Committees.

Messrs. Demetree and Martineau have informed us that they will not be standing for re-election to our Board of Directors.

The Standby Purchase Agreement described in Proposal 2 below includes a closing condition pursuant to which we are required to appoint two nominees of Tontine Capital Partners, L.P. (“Tontine”) who are reasonably acceptable to our Board of Directors. Tontine has not yet proposed such nominees.

PROPOSAL 2 —	A PROPOSAL TO APPROVE (I) A $75,000,000 RIGHTS OFFERING OF 21,428,571 SHARES OF COMMON STOCK TO OUR SHAREHOLDERS AT
$3.50 PER SHARE, (II) THE SALE OF ANY COMMON STOCK NOT SUBSCRIBED FOR IN THE RIGHTS OFFERING TO THE STANDBY PURCHASERS AND ADDITIONAL STANDBY PURCHASER AND THE SALE OF ANOTHER 14,285,714 SHARES FOR $50,000,000 TO THE STANDBY PURCHASERS AT $3.50 PER SHARE AND (III) THE RELATED STANDBY PURCHASE AGREEMENT AND REGISTRATION RIGHTS AGREEMENT AND OTHER TRANSACTIONS CONTEMPLATED THEREBY

Due in part to increased lead prices and other costs, our liquidity has been significantly constrained. Although we have developed an operational plan to address this, the Board of Directors feels that it is prudent to increase our liquidity through additional means. After considering alternatives such as selling our Industrial Energy Europe and Rest of World division, the Board of Directors concluded that raising additional equity capital is the best course available. Our Board of Directors intends to distribute rights (the “Rights Offering”) to all of our stockholders of record as of the record date of the Rights Offering permitting them to purchase 21,428,571 shares of new common stock in the aggregate on that date for $3.50 per share (the “Subscription Price”), for total proceeds before fees and expenses of $75,000,000. Tontine and Legg Mason Investment Trust, Inc. (“Legg Mason”) have agreed to act as “Standby Purchasers” and Arklow Capital, LLC (“Arklow”) has agreed to act as an “Additional Standby Purchaser” under a Standby Purchase Agreement (the “Standby Agreement”), to purchase any shares not subscribed for in the Rights Offering and the Standby Purchasers have further agreed to purchase another 14,285,714 shares under the Standby Agreement for $50,000,000. The matters described above as Proposal 2 are referred to collectively as the “Share Transaction” in this proxy statement and are all conditioned on approval by our shareholders at the annual meeting. Because we do not currently have enough shares of common stock authorized in our Certificate of Incorporation, we cannot proceed with the Share Transaction unless our shareholders also approve of Proposal 3 below, the amendment of our Certificate of Incorporation.

The Board of Directors considered the potential dilution of the ownership percentage of our current holders of common stock that could be caused by the issuance of additional shares of common stock pursuant to the Share Transaction. While the ownership percentage of current shareholders will decrease, the Board of Directors considered that the magnitude of this dilution would be partially dependent upon the decision of each holder of common stock whether to subscribe for additional shares in the Rights Offering. In addition, the Board of Directors considered that the Share Transaction would only occur if our shareholders approved the proposed transaction. After weighing these factors and the effect of the Share Transaction of generating $125,000,000, before expenses, in additional capital, the Board of Directors believes that the Share Transaction is in the best interests of our company and our shareholders.

The Rights Offering

We intend to distribute to the record holders of our common stock as of the record date of the Rights Offering non-transferable subscription rights to subscribe for and purchase shares of our common stock, subject to approval of the Share Transaction and amendment to our Certificate of Incorporation. The per-share purchase price for such shares will be $3.50, which is equal to a 20% discount to the average closing price of our common stock for the 30 trading day period ended July 6, 2006. The subscription rights will entitle the holders of common stock to purchase shares of common stock for an aggregate purchase price of $75,000,000. See below for additional information regarding subscription by DTC participants.

Each holder of record of our common stock will receive 0.87248 of a subscription right for each share of our common stock held by such holder, subject to adjustment to eliminate fractional rights. Each full subscription right will entitle the holder thereof to purchase at the Subscription Price, on or prior to the expiration time of the rights offering, one share of our common stock being offered in the Rights Offering. The number of subscription rights offered to each holder is based upon the holder’s holdings of our common stock as of the record date of the Rights Offering.

In connection with the Rights Offering, we have filed a Registration Statement on Form S-3 (File No. 333-135564) with the Securities and Exchange Commission (“SEC”). The Registration Statement has not yet become effective. Once the registration statement becomes effective, we will mail the rights offering prospectus to our shareholders.

Shareholders are being asked at the annual meeting to approve the Rights Offering as part of the Share Transaction and the issuance of shares of our common stock necessary to accomplish the Rights Offering. A vote in favor of the Share Transaction will not obligate any shareholder to purchase shares in the Rights Offering.

Standby Agreement

In connection with the Rights Offering, we entered into the Standby Agreement with the Standby Purchasers and the Additional Standby Purchaser. A copy of the Standby Agreement is set forth in full in Appendix A to this proxy statement, and the following description of the Standby Agreement is qualified in its entirety by reference to Appendix A. The Standby Agreement obligates us to sell, and requires each of the Standby Purchasers and the Additional Standby Purchaser to subscribe for and purchase from us, a proportionate number of shares of common stock equal to the “Shortfall” (as defined below) divided by the Subscription Price (the “Standby Commitments”). Tontine, Legg Mason and Arklow will purchase, respectively 54%, 36% and 10% of the Shortfall (as defined below). The “Shortfall” is the amount by which $75,000,000 exceeds the aggregate subscription price to be paid by our shareholders who subscribe for and purchase shares in the Rights Offering. The Standby Purchasers and the Additional Standby Purchaser may elect to assign some or all of their rights to purchase shares of the Company’s common stock under the

Standby Agreement to their designated affiliates. The price per share paid by the Standby Purchasers and the Additional Standby Purchaser for such common stock will be equal to the Subscription Price.

The obligation of any of the Standby Purchasers and the Additional Standby Purchaser to fulfill the Standby Commitments and of the Standby Purchasers to purchase additional shares under the Standby Agreement for $50,000,000 will be subject to (a) customary closing conditions, including: (i) that our representations and warranties in the Standby Agreement are true and correct in all material respects, (ii) that we deliver a duly executed copy of the Registration Rights Agreement, (iii) that subsequent to the execution of the Standby Agreement and prior to the closing of the Share Transaction, there has not been a material adverse effect on our financial condition, earnings, financial position, operations, assets, results of operation business or prospects or any event or circumstance which is reasonably likely to result in a material adverse effect on our financial condition, earnings, financial position, operations, assets, results of operation business or prospects, and (iv) that no market adverse effect (including (A) suspension by the SEC or the Nasdaq Global Market of trading in our common stock or suspension, limitation or establishment of minimum prices in the trading in securities generally on the New York Stock Exchange or the Nasdaq Global Market, (B) the declaration of a banking moratorium by United States federal or New York State authorities or (C) any material outbreak or material escalation of hostilities or any declaration by the United States of a national emergency or war or other calamity or crisis which has a material adverse effect on the U.S. financial markets each a (“Market Adverse Effect”)) has occurred and is continuing and (b) obtaining the approval by our shareholders of (i) the transactions contemplated by the Standby Agreement and (ii) the authorization of a sufficient number of additional shares of common stock for issuance (X) in the Rights Offering, and (Y) pursuant to the Standby Agreement.

The Standby Agreement contains limits on the number of shares that the Standby Purchasers and the Additional Standby Purchaser may acquire pursuant to the Rights Offering and that a Standby Purchaser may acquire pursuant to the Standby Agreement. Under the Standby Agreement, each Standby Purchaser and the Additional Standby Purchaser agree that it will not purchase shares of common stock which would result in it or any “group” (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934) of which it is a member owning (i) 30% or more of the issued and outstanding shares of our common stock on a fully diluted basis without the prior written consent of our lenders under our senior credit facility or (ii) greater than 50% of the issued and outstanding shares of our common stock. The Standby Agreement contains a limitation on our company and its affiliates which restricts our ability, subject to the fiduciary duties of our Board of Directors, to directly or indirectly, discuss, negotiate, enter into or otherwise contemplate or participate in any alternative transaction to the Share Transaction, including, without limitation, the sale of our industrial Europe and rest of the world business.

If the Share Transaction has not occurred on or prior to September 30, 2006, for any reason whatsoever, other than a material breach of the Standby Agreement by the Standby Purchasers or as a result of a Market Adverse Effect, or if we terminate the Standby Agreement prior to September 30, 2006 other than as a result of a material breach by the Standby Purchasers or if the Standby Purchasers terminate the Standby Agreement prior to September 30, 2006 in accordance with the terms of the Standby Agreement, other than as a result of a Market Adverse Effect, Standby Purchasers shall have the option to purchase an additional 14,285,714 shares in the aggregate of our common stock for $50,000,000 at the subscription price (the “Additional Subscription Shares”) for a period of 10 business days following the date the Standby Agreement was terminated (the “Option Period”) upon delivery of written notice to us. If our shareholders approve the Rights Offering and the sale of the Additional Subscription Shares to the Standby Purchasers, the Standby Purchasers may elect to purchase any or all of the such shares (the “Complete Option”), at the Subscription Price. If our shareholders do not approve the Rights Offering and the sale of the Additional Subscription Shares to the Standby Purchasers, the Standby Purchasers may elect to purchase a portion of the Additional Subscription Shares equal to up to 19.9% of our issued and outstanding common stock (the “Partial Option”), at a purchase price of $4.50 per share. With respect to the Partial Option, Tontine shall have the option to purchase 50% of the Additional Subscription Shares and Legg Mason shall have the option purchase 50% of the Additional Subscription Shares and with respect to the Complete Option, Tontine shall have the option to purchase 60% of the Additional Subscription Shares and Legg Mason shall have the option purchase 40% of the Additional

Subscription Shares, provided that Tontine and Legg Mason may jointly agree to reallocate the percentage of the Additional Subscription Shares purchased by either party.

Registration Rights Agreement

In connection with the Standby Agreement, we agreed that upon the closing of the Share Transaction, we will enter into the Registration Rights Agreement with the Standby Purchasers and the Additional Standby Purchaser. A copy of the form of Registration Rights Agreement is attached as part of Appendix A to this proxy statement, and the following description of the Registration Rights Agreement is qualified in its entirety by reference to Appendix A. Pursuant to the Registration Rights Agreement, we will register the resale of (a) the common stock that each Standby Purchaser and the Additional Standby Purchaser is acquiring in the Rights Offering in its capacity as a shareholder of the Company to the extent such shares are not freely tradeable, (b) the common stock that is purchased by the Standby Purchasers pursuant to the terms of the Standby Agreement, and (c) any other common stock owned by the Standby Purchasers and the Additional Standby Purchaser. As a result, once a registration statement with respect to such shares is declared effective by the SEC, such shares would be eligible for resale in the public market without restriction to the extent not already so eligible for resale.

Relationships with the Standby Purchasers and the Additional Purchaser

The following table sets forth information with respect to the Standby Purchasers and the Additional Standby Purchaser and the shares of common stock beneficially owned by each Standby Purchaser and the Additional Standby Purchaser as of the Record Date.

Shares of
Standby Purchaser	Common Stock

Tontine	2,425,387
Legg Mason	0
Arklow	1,588,892

We are not aware of any current plans or proposals by the Standby Purchasers or the Additional Standby Purchaser with respect to any extraordinary corporate transactions involving us or any sale of our assets or change in our management, capitalization, dividend policy, charter or Bylaws, or any other change in our business or corporate structure or with respect to the delisting or deregistration of any of our securities. However, any determination by a Standby Purchaser or the Additional Standby Purchaser to retain its interest in our company will likely be subject to the continuing evaluation of pertinent factors related to such Standby Purchaser’s or Additional Standby Purchaser’s investment in us. We are not aware of any current plans by the Standby Purchasers or the Additional Standby Purchaser to resell any shares of common stock, including any shares acquired in the Share Transaction. Depending upon the continuing assessment of these factors from time to time, any or all of the Standby Purchasers and the Additional Standby Purchaser may change their present intentions and may determine to acquire additional shares of common stock (by means of open market or privately negotiated purchases or otherwise) or to dispose of some or all of the shares of common stock held by such Standby Purchasers or the Additional Standby Purchaser.

Each Standby Purchaser and the Additional Standby Purchaser has represented to us that such Standby Purchaser is not an affiliate of any other Standby Purchaser, is not acting in concert with any other Standby Purchaser or the Additional Standby Purchaser and is not a member of a “group” (within the meaning of Section 13(d)(3) of the Securities and Exchange Act of 1934) that includes another Standby Purchaser or the Additional Standby Purchaser as a member and has no current intention to act in the future in a manner that would make it a member of such a group.

Certain Effects of the Share Transaction

To the extent that holders of our common stock do not exercise their subscription rights and shares of our common stock are purchased by the Standby Purchasers and the Additional Standby Purchaser pursuant to the Rights Offering, such non-exercising holders’ proportionate equity and voting interest in our company will be reduced. In addition, the equity and voting interests of the holders of the common stock will be further reduced by the sale of the additional shares of common stock for $50,000,000 to the Standby Purchasers under the Standby Agreement.

In addition, the Share Transaction will result in further dilution of the ownership percentage of the existing holders of our common stock because the Share Transaction will trigger the anti-dilution provisions under our Warrant Agreement and under our convertible notes, which will result in the exercise and conversion prices of the warrants and convertible notes being reduced and a greater number of shares being issuable on exercise or conversion thereof.

The Share Transaction may also result in a decrease in the market value of our common stock. This decrease in market value may continue after the completion of the Share Transaction.

Even if some shareholders other than the Standby Purchasers exercise their subscription rights, the Standby Purchasers and the Additional Standby Purchaser will have a substantial ownership interest in our company after the Share Transaction. As a result, the Standby Purchasers and the Additional Standby Purchaser will have the voting power to significantly influence the election of our Board of Directors and the approval of other matters presented for consideration by the shareholders, which could include mergers, acquisitions, amendments to our charter and various corporate governance actions.

Under our senior credit facility, a “change of control” is deemed to have occurred when any person or group of persons acquires beneficial ownership of 30% or more on a fully-diluted basis of the voting and/or economic interest in our common stock. Upon the occurrence of a change of control, pursuant to the senior credit facility, the holders of a majority of the commitments thereunder may (a) terminate all commitments; (b) declare the principle of and any accrued interest in respect to all loans due and payable; (c) enforce any and all liens and security interests created under the senior credit facility; (d) terminate any letter of credit; or (e) exercise any rights and remedies provided to the agent under the senior credit facility documents or at law or equity.

The indentures for our senior secured notes and convertible notes define a “change in control” to include, among other things, the acquisition by any person or group of persons of direct or indirect beneficial ownership of shares representing more than 50% of the aggregate voting power of our common stock. If a change in control were to occur, the holders of the notes would have the right to require us to repurchase all or any part of their notes at a purchase price equal to 101% of the principal amount thereof for the senior notes and the principal amount for the convertible notes, plus accrued and unpaid interest, if any, to the date of purchase and any unpaid liquidated damages on the convertible notes.

Although the Standby Agreement contain prohibitions on the Standby Purchasers and the Additional Standby Purchaser purchasing shares in the Share Transaction which would cause a change of control under the senior credit facility or a change in control under the senior notes and convertible notes, there can be no assurance that the Standby Purchasers or the Additional Standby Purchaser will not purchase additional securities or form groups in the future which would cause a change of control to occur and, if a change of control were to occur, it would have a material adverse effect on our financial condition.

We have 61,500,000 shares of common stock authorized for issuance and, in order to enable us to proceed with the Share Transaction, are seeking shareholder approval for the issuance of an additional 38,500,000 shares of common stock. The use of these authorized shares for the Share Transaction will reduce the number of shares available for other issuances.

Reasons for Soliciting Shareholder Approval

Our common stock trades on the Nasdaq Global Market. Under Nasdaq Marketplace Rules, we are required to obtain shareholder approval of the Standby Agreement and the transactions contemplated by such agreement, including the issuance of common stock pursuant to the Standby Agreement. Nasdaq requires shareholder approval in a transaction (other than a public offering) involving the issuance or potential issuance of common stock (or securities convertible into common stock) equal to 20% or more of the common stock outstanding before the issuance for less than the greater of book or market value and when our issuance of common stock would result in a change of control. The Subscription Price is less than the book value of the common stock and depending on the number of shares purchased by existing holders in the Rights Offering, we could issue a number of shares of common stock pursuant to the Share Transaction that is greater than 20% of the currently outstanding shares of common stock. The Share Transaction could also result in a change of control of our company as defined under Nasdaq’s rules. Accordingly, we are seeking shareholder approval of the Share Transaction.

Consequences if the Share Transaction is Not Approved by the Shareholders

If the Share Transaction is not approved by the requisite vote of our shareholders, the Standby Purchasers will have the right to terminate the Standby Agreement. If the Standby Purchasers terminate the Standby Agreement under such circumstances, we would be obligated to provide to the Standby Purchasers the option to purchase the Additional Subscription Shares equal to up to the Partial Option, at a purchase price of $4.50 per share. In such event, we would be required to seek alternative sources of liquidity to satisfy our ongoing operations, restructuring plans and capital expenditures and we may not be able to obtain such alternative source of liquidity on commercially reasonable terms, if at all. If we were unable to generate such additional liquidity it would have a material adverse impact on our financial condition and would adversely affect the price of our common stock.

Required Vote

The affirmative vote of a majority of the votes cast by the holders of the shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote on this proposal, voting together as a single class, is required to approve this proposal.

The Board of Directors recommends a vote FOR the proposal to approve the Share Transaction.

PROPOSAL 3 —	A PROPOSAL TO AMEND OUR CERTIFICATE OF INCORPORATION TO INCREASE OUR AUTHORIZED SHARES OF COMMON STOCK TO 100,000,000 AND THE AGGREGATE NUMBER OF SHARES OF CAPITAL STOCK TO 101,000,000

The Board of Directors has approved, subject to shareholder approval (a) an amendment to our Certificate of Incorporation that would increase the number of shares of common stock which we would have authority to issue from 61,500,000 shares to 100,000,000 shares and to make a corresponding change in the aggregate number of shares of all classes of stock which we have authority to issue to 101,000,000. If approved by our shareholders, the increase in authorized common stock (and the corresponding increases in the aggregate number of shares of all classes of stock) would become effective as soon as reasonably practicable after the annual meeting by filing a certificate of amendment to our Certificate of Incorporation with the Delaware Secretary of State.

Our current authorized common stock is 61,500,000 shares. As of the Record Date, there were 24,560,586 shares of common stock issued and outstanding, 6,250,000 warrants issued and issuable pursuant to our 2004 plan of reorganization covering 6,250,000 shares of common stock, 3,125,000 (proposed to be increased as described in Proposal 4) shares of common stock reserved for issuance under our 2004 Stock Incentive Plan for directors, employees and consultants and 3,454,231 shares of common stock reserved for issuance upon the conversion of the convertible notes. Based on the number of outstanding and reserved shares of common stock described above, we currently have approximately 24,110,183 shares of common stock remaining available for issuance. In addition, we are required to issue shares of common stock under our 2004 plan of reorganization to holders of disputed prepetition unsecured claims as such claims are resolved and may be required to issue additional shares to holders of prepetition secured claims if our reserve for unsecured claims is exceeded.

The Share Transaction, if approved and completed, will require us to issue 35,714,285 additional shares of common stock and will trigger anti-dilution adjustments to the convertible notes and the outstanding warrants which will increase the number of shares of common stock issuable upon exercise and conversion of such warrants and convertible notes. Accordingly, without an increase in the authorized common stock, we will not have sufficient shares of common stock for the issuance pursuant to the Share Transaction.

The additional shares of common stock authorized would also be available for other issuances for any proper corporate purpose from time to time as determined by our Board of Directors. For example, in addition to the Share Transaction, we may issue shares of common stock in public or private offerings for cash, or for use in our operations and for use as consideration in acquiring other companies or assets with stock.

The proposed increase in authorized shares of common stock is necessary to enable us to complete the Share Transaction. Our Board of Directors also believes the amendment to our Certificate of Incorporation will enhance our flexibility in managing our capitalization, raising capital and structuring appropriate equity compensation. Our Board of Directors determines whether, when and on what terms to issue shares of common stock and preferred stock, including the additional shares proposed to be authorized.

While we do not have any current plans to issue additional equity securities (other than in connection with the Share Transaction, in connection with grants under our present and future equity compensation plans and/or the potential issuance of shares of common stock upon conversion or redemption of the convertible notes or warrants issued pursuant to our 2004 plan of reorganization), and have not entered into any agreement to sell our equity securities at this time (other than as contemplated for the Share Transaction) or to make an acquisition utilizing common stock, our Board of Directors is seeking approval for additional authorized common stock at this time because opportunities requiring prompt action may arise in the future and our Board of Directors believes the delay and expense in seeking shareholder approval for additional authorized common stock could deprive us and our shareholders of the ability to benefit effectively from opportunities and/or cause the loss of attractive acquisitions or financing arrangements.

The additional shares of common stock to be authorized will have rights identical to the currently outstanding common stock. The proposed amendment will not affect the par value of the common stock, which will remain at $0.01 per share. Under our Certificate of Incorporation, our shareholders do not have preemptive rights to subscribe to additional securities which may be issued by us. This means that current shareholders do not have a prior right to purchase any new issue of our capital stock in order to maintain their proportionate ownership of common stock.

If we issue additional shares of common stock or other securities convertible into common stock in the future, it could dilute the voting rights of existing holders of common stock and could also dilute earnings per share and book value per share. In addition, such issuances could trigger the anti-dilution provisions under our convertible notes or existing warrants.

Consequences if the Amendment to the Certificate of Incorporation to Increase the Authorized Shares of Common Stock is Not Approved by the Stockholders

If Proposal 3 is not approved by the requisite vote of the shareholders, we would not be able to proceed with the Rights Offering as it is currently structured. In such event, we would be required to seek alternative sources of liquidity, and the failure to obtain such liquidity may result in certain adverse effects as described in Proposal 2 above.

In addition, as discussed in Proposal 2 above, the Standby Purchasers would also have the right to terminate the Standby Agreement. If the Standby Purchasers terminate the Standby Agreement under such circumstances, we would be obligated to provide to the Standby Purchasers the option to purchase a number of Additional Subscription Shares up to the Partial Option, at a purchase price of $4.50 per share.

Required Vote

The affirmative vote of the holders of outstanding shares representing at least a majority of the voting power of all of the shares of our common stock issued and outstanding on the Record Date will be required to approve Proposal 3.

The Board of Directors recommends a vote FOR the proposal to amend our Certificate of Incorporation.

PROPOSAL 4 — A PROPOSAL TO AMEND THE 2004 STOCK INCENTIVE PLAN

The Board of Directors recommends that shareholders approve the amendment of our 2004 Stock Incentive Plan (the “2004 Plan”) to (i) if the Share Transaction is consummated, increase the number of shares of common stock which may be issued thereunder from 3,125,000 to 7,125,000, the limit within the Plan for restricted stock and performance awards from 850,000 to 1,900,000 shares and the limit on total option shares over the life of the Plan for any one participant from 600,000 to 1,500,000 or (ii) if the Share Transaction is not consummated, revise such numbers of shares of common stock from 3,125,000 to 5,125,000, restricted stock awards from 850,000 to 1,275,000 and limit on total options over the life of the Plan from 600,000 to 1,050,000.

The 2004 Plan provides for grants of stock options, restricted shares and performance awards to select key management employees, directors and consultants of our company. The 2004 Plan assists us in attracting and retaining valuable executive leadership while providing long-term value to our shareholders. Although all of our employees, directors, consultants and individuals to whom offers of employment are extended are eligible to receive awards under the 2004 Plan, awards are generally limited to approximately 100 executive and management employees and our directors. Since the 2004 Plan was adopted, we have made grants of 1,495,149 options at an average exercise price of $9.42, 527,198 restricted shares at an average price of $6.91 and $4,646,513 in cash performance awards.

The following is a summary of the material terms of the 2004 Plan, but it does not include all of the provisions of the plan. The full text of the 2004 Plan as proposed to be amended is attached as Appendix B to this proxy statement, and the following summary is qualified in its entirety by reference to such Appendix.

Plan Administration

The 2004 Plan is administered by the Compensation Committee of the Board of Directors. The Board of Directors also has the authority to administer the 2004 Plan and to take all actions that the Committee is otherwise authorized to take under the 2004 Plan. The Committee has the authority to determine eligible individuals to whom awards may be granted, the number of shares or options awarded and the fair market value of the shares. The Committee is also responsible for determining the terms and conditions of awards and for approving the form of award agreements. The Committee has the authority to interpret the 2004 Plan, to prescribe, amend and rescind rules and procedures relating to the 2004 Plan and to make all other determinations necessary or advisable for the administration of the 2004 Plan. The Committee may delegate authority to administer the 2004 Plan to reporting persons, officers or employees of our company or its affiliates, subject to the applicable law and the restrictions set forth in the 2004 Plan.

The Board of Directors retains the right to add additional members or replace members of the Committee with or without cause at any time.

Limits on Plan Awards

If the amendment to the 2004 Plan is approved and the Share Transaction is consummated, a maximum of 7,125,000 shares of our common stock will be available for grants of all equity awards under the 2004 Plan, all of which may be granted as incentive stock options. This represents approximately 11.8% of our diluted common shares after the Share Transaction. If the amendment to the 2004 Plan is approved, but the Share Transaction is not consummated, the maximum would instead be 5,125,000, or approximately 8.5% of our current diluted common shares. In either case, the Board of Directors believes that the increased number represents a reasonable amount of potential equity dilution. The maximum number is subject to adjustment in the event of a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification or other increase or decrease in the number of issued shares of common stock without receipt of consideration by our company. In the event of any of these occurrences, the Committee may make such adjustments that it determines to be necessary to prevent dilution or enlargement of benefits intended to be made available under the 2004 Plan.

If the amendment is approved and the Share Transaction is consummated, we will be able to issue up to 1,900,000 shares of common stock pursuant to awards in the form of restricted shares and performance awards and during the term of the 2004 Plan, no participant may receive options for more than 1,500,000 shares (increased from 600,000 by the amendment) and no participant may receive performance awards in a performance period that together exceed 600,000 shares and $2,000,000 in cash. If the amendment is approved, but the Share Transaction is not consummated, the 1,900,000 limit would only be increased to 1,275,000 and the 1,500,000 limit would only be increased to 1,050,000.

Shares delivered under the 2004 Plan may be authorized but unissued shares or shares that we have reacquired or otherwise hold in treasury. To the extent that any award payable in shares of common stock expires, is forfeited, is cancelled, becomes unexercisable or for any other reason is not paid or delivered under the 2004 Plan, the shares subject to that award may be used for subsequent awards to the extent not prohibited by applicable law. Any shares withheld from a participant as full or partial payment to our company of the exercise price or the tax withholding upon grant, exercise, vesting or distribution of an award may also be used for future awards under the 2004 Plan.

Eligibility and Participation

Employees of our company and its affiliates, directors of our company and its affiliates, consultants and non-employees to whom an offer of employment has been extended are eligible to receive grants under the 2004 Plan. However, only employees (including officers who are employees) may receive grants of incentive stock options. The Committee determines who will receive awards, the number of shares of common stock subject to each award, the price (if any) to be paid for the award and all other terms of the award.

As described under “Governance of the Company — Board Compensation,” each non-employee director of our company is currently awarded stock options valued at $20,000 and restricted shares valued at $20,000, on an annual basis.

Types of Awards Available under the 2004 Plan

The type of awards available under the 2004 Plan include stock options, restricted shares and performance awards.

Stock Options

Stock options granted under the 2004 Plan may be either non-qualified stock options or incentive stock options qualifying under Section 422 of the Internal Revenue Code of 1986, as amended. Incentive stock options may be granted only to employees of our company and its affiliates. Stock options granted under the 2004 Plan will vest on the schedule determined by the Committee. The Committee may accelerate the vesting of stock options under certain circumstances. Most of the awards which have been granted under the 2004 Plan to date have a three-year vesting schedule, all of which are subject to shareholder approval. To the extent that the aggregate fair market value of shares of common stock underlying incentive stock options exceeds $100,000 when those options first become exercisable by a participant in any calendar year, the options in excess of $100,000 will be treated as non-qualified stock options.

The exercise price of any stock option granted under the 2004 Plan may not be less than the fair market value of our common stock on the date the option is granted. However, with respect to incentive stock options granted to employees who own stock representing more than 10% of the combined voting power of all classes of stock of our company or any affiliate, the exercise price may not be less than 110% of the fair market value of our common stock on the date the option is granted. The Committee may allow the exercise price to be paid in cash or check, with other shares of our common stock or through a cashless exercise program using a broker-dealer.

The Committee will determine the term of each stock option granted under the 2004 Plan. The Committee has discretion to provide for a term of up to ten years. However, for incentive stock options granted to employees who own stock representing more than 10% of the combined voting power of all classes of stock of our company or any affiliate, the term of the option may not exceed five years.

To the extent the award agreement governing a grant does not specify the terms and conditions upon which a stock option will terminate in the event of the termination of a participant: (1) if a termination results from “disability” within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended, the participant may exercise the option at any time within one year following the termination, to the extent the participant was entitled to exercise the option at the date of termination; (2) if a termination results from the participant’s death, or if death of the participant occurs within thirty days following the termination, the participant’s estate or person with rights to exercise the option may exercise the option at any time within one year following the date of the participant’s death, to the extent the option had vested at the date of the participant’s death or termination, as applicable; (3) if the participant is terminated for cause, the right to exercise the option is immediately forfeited and considered null and void; and (4) if a termination occurs for any other reason, the participant may exercise the option at any time within 90 days following the termination, to the extent the participant was entitled to exercise the option at the date of termination.

No stock option granted under the 2004 Plan may be re-priced or surrendered in exchange for a replacement option having a lower exercise price except in connection with a stock split, stock dividend or similar event in order to prevent dilution or enlargement of benefits intended to be made available under the 2004 Plan.

Restricted Shares

Restricted shares represent shares of our common stock. The Committee determines the terms and conditions under which restricted shares vest. Prior to the lapse of any restrictions with respect to restricted shares, we issue stock certificates evidencing the shares that bear a legend referencing the applicable restrictions. These restricted shares and any dividends that accrue on the shares are held by our company or a third party designated by our company until the restricted shares vest. Upon the vesting of restricted shares and the participant’s satisfaction of any applicable tax withholding requirements, we release to the participant, free of any restrictions, one share of our common stock for each restricted share, but will pay cash in lieu of fractional shares. Subject to the Committee’s discretion, following the vesting of restricted shares, the participant may be eligible to receive cash dividends, simple interest and any stock dividends with respect to the vested shares which were declared and paid between the grant date and the vesting date.

Performance Awards

Performance awards may be granted in the discretion of the Committee and such awards may be designated by the Committee as “performance compensation awards” which constitute “qualified performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended. With respect to each performance compensation award, the Committee establishes: (1) a performance period (of not less than one fiscal year) over which the attainment of the selected performance measure is measured; (2) a performance measure to gauge the performance of our company or a business unit, which, whether in absolute or relative terms including, without limitation, terms relative to a peer group or index, may be based on basic, diluted, or adjusted earnings per share; sales or revenue; earnings before interest, taxes, and other adjustments (in total or on a per share basis); basic or adjusted net income; returns on equity, assets, capital, revenue or similar measure; economic value added; working capital; total shareholder return; and product development, product market share, research, licensing, litigation, human resources, information services, mergers, acquisitions, sales of assets of affiliates or business units. Each such measure shall be to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by our company (or such other standard applied by the Committee) and, if so determined by the Committee, and in the case of a performance compensation award, to the extent permitted under Internal Revenue Code Section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles. Performance measures may vary from performance period to performance period and from participant to participant, and may be established on a stand-alone basis, in tandem or in the alternative; or (3) a performance formula for purposes of determining whether an award has been earned based on the level of performance attached with respect to a performance measure. The participant will be eligible to receive payment on a performance compensation award to the extent the performance measures are achieved and the performance formula as applied against the performance measures determine that the award has been earned for the relevant performance period.

Effect of Change in Control

In the event of a “change in control” (as such term is defined in the 2004 Plan), the Committee has the discretion, without the need for further approval, to make arrangements for the successor corporation to assume or provide a substantially similar substitution for awards that have been granted, to accelerate the vesting for awards, to arrange for payment in exchange for cancellation of awards or make other modifications to the awards that the Committee deems necessary. If the awards are assumed or substituted by the successor corporation and the participant is involuntarily terminated within twelve months following the change in control, all of the participant’s awards will become fully vested and, with respect to options, fully exercisable.

Limited Transferability

Awards granted under the 2004 Plan, including awards of restricted shares with restrictions that have not lapsed, generally may not be sold, pledged or otherwise transferred other than by will or by the laws of descent and distribution. However, the Committee may provide that an award (other than an incentive stock option) may be transferred to a member of the participant’s “immediate family,” to an inter vivos or testamentary trust for the benefit of designated beneficiaries or by gift to charitable institutions.

Term, Amendment and Termination of the 2004 Plan

The 2004 Plan continues in effect for a term of ten years from the September 7, 2004 effective date, unless earlier terminated by the Board of Directors. The Board of Directors may from time to time amend, discontinue or terminate the 2004 Plan, subject to applicable law requiring shareholder approval. No amendment, suspension or termination of the 2004 Plan will materially and adversely affect any outstanding award without the consent of the participant, unless such amendment, suspension or termination relates to an adjustment necessary in connection with a change in control, dissolution, liquidation or change in capitalization.

New Plan Benefits

Because future awards under the 2004 Plan are granted in the discretion of the Committee, the type, number, recipients and other terms of such awards cannot be determined at this time. For fiscal 2006 (net of forfeitures) 603,038 options were granted and 246,654 restricted shares granted to our executive officers as a group; 28,252 options were granted and 39,711 restricted shares were granted to our non-executive directors as a group; and 280,791 options were granted and 103,925 restricted shares were granted to all of our non-executive employees as a group. Awards of options under the 2004 Plan which were granted to our named executive officers during fiscal 2006 are summarized under “Executive Compensation — Summary Compensation Table.” All of the foregoing awards of restricted shares were approved by the Compensation Committee.

Certain Federal Income Tax Consequences of the 2004 Plan

The following is a brief summary of the United States federal income tax rules relevant to options issued under the 2004 Plan, based upon the Internal Revenue Code as currently in effect. These rules are highly technical and subject to change in the future. Because federal income tax consequences will vary as a result of individual circumstances, grantees should consult their personal tax advisors with respect to the tax consequences associated with stock options. Moreover, the following summary relates only to grantees’

United States federal income tax treatment, and applicable state, local and foreign tax consequences may be substantially different.

Non-Qualified Stock Options.  Upon the grant of a non-qualified stock option, a grantee will not recognize any taxable income, and we will not be entitled to a deduction. Upon the exercise of a non-qualified option, the grantee will recognize ordinary income, subject to wage and employment tax withholding, equal to the excess of the fair market value of the common stock acquired on the date of exercise over the exercise price. We will be entitled to a deduction equal to the compensation taxable to the grantee.

If a grantee sells common stock acquired upon the exercise of a non-qualified option, the grantee will recognize capital gain or loss equal to the difference between the selling price of the stock and its fair market value on the date of exercise. The capital gain or loss will be long- or short-term, depending on whether the grantee has held the stock for more than one year. In any event, we will not be entitled to a deduction with respect to any capital gain recognized by the grantee.

Short-term capital gains are generally subject to the same federal income tax rate as ordinary income. The current maximum rate for ordinary income is 35%. Long-term capital gains are generally subject to a maximum rate of 15% for shares held for more than one year. Capital losses on the sale of stock acquired upon an option’s exercise may be used to offset capital gains. If capital losses exceed capital gains, then up to $3,000 of the excess losses may be deducted from ordinary income. Remaining capital losses may be carried forward to future tax years.

Incentive Stock Options.  A grantee will not recognize taxable income on the grant or exercise of an incentive stock option. However, the excess of the common stock’s fair market value on the option exercise date over the exercise price will be included in the grantee’s alternative minimum taxable income. The grantee may thereby become subject to an alternative minimum tax, which may be payable even though the grantee does not receive any cash upon the option’s exercise with which to pay the tax.

Upon the sale of common stock acquired upon exercise of an incentive stock option, the grantee will recognize long-term capital gain or loss, measured by the difference between the stock’s selling price and the option exercise price, so long as he or she has held the stock more than one year after the date of exercise and more than two years after the date of grant. We will not be entitled to any deduction because of the grant or exercise of an incentive stock option, or because of the sale of stock received upon exercise of an incentive stock option after the required holding periods have been satisfied.

However, if a grantee disposes of common stock acquired upon exercise of an incentive stock option before the required holding periods have expired, including through the delivery of any shares of the stock in payment of all or part of the exercise price of an incentive stock option, the grantee will recognize taxable ordinary income in an amount equal to the difference between the option’s exercise price and the lesser of (i) the common stock’s fair market value on the date of exercise and (ii) the selling price. We will be allowed a corresponding deduction equal to the amount of compensation taxable to the grantee. If the selling price of the stock exceeds the fair market value on the exercise date, the excess will be taxable to the grantee as long- or short-term capital gain, depending on whether the grantee held the stock for more than one year. We will not be allowed a deduction with respect to any capital gain of this nature recognized by the grantee.

Restricted Stock Awards.  A participant will not recognize taxable income at the time of the grant of a restricted stock award, and we will not be entitled to a tax deduction at such time, unless the participant makes an election to be taxed at the time such restricted stock award is granted. If such election is not made, the participant will recognize taxable income at the time the restrictions lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. The amount of ordinary income recognized by a participant by making the above-described election or upon the lapse of the restrictions is deductible by us, as compensation expense, except to the extent the limit of Section 162(m) applies. In addition, a participant receiving dividends with respect to shares subject to a restricted stock award for which the above-described election has not been made and prior to the time the restrictions lapse will recognize taxable compensation (subject to income tax withholding for our employees), rather than dividend income, in an amount equal to the dividends paid and we will be entitled to a corresponding deduction, except to the extent the limit of Section 162(m) applies.

Effect of Rule 16b-3(d)(3) under the Exchange Act.  The tax consequences of either non-qualified stock options or incentive stock options may vary for those directors and executive officers who are subject to the short-swing trading restrictions of Section 16(b) of the Securities Exchange Act of 1934, if those persons are exempted from these restrictions solely in reliance upon the six-month holding provision of Rule 16b-3(d)(3). In general, a participant that falls into this category will recognize income, or begin applicable holding periods, on the later of (i) the date of exercise and (ii) the date six months after the option grant date, unless the participant files an election with the Internal Revenue Service under Section 83(b) of the Internal Revenue Code within 30 days of the date of exercise. Under the election, a grantee elects to recognize income on the exercise date, based on the common stock’s fair market value on that date, and the grantee’s holding period begins on such date.

Transfer of Option to Family Members.  Under the 2004 Plan, the Committee may permit transfers of non-qualified stock options through gifts to grantees’ family members, although incentive stock options are not allowed to be transferable to family members other than by will or the laws of descent and distribution. A grantee will not recognize taxable income on the transfer of a non-qualified stock option to a member of the grantee’s family. However, when the transferee of the option exercises the option, the grantee will recognize ordinary income, subject to wage and employment tax withholding, equal to the excess of the fair market value of the common stock acquired by the transferee of the option on the date of exercise over the exercise price. We will be entitled to a deduction equal to the grantee’s ordinary income. The transferee of the option will have a capital gain or loss upon a subsequent sale of the stock in an amount equal to the sale price less the fair market value of the stock on the date the option was exercised. Any capital gain recognized by the transferee will be long-term capital gain if the transferee has held the stock for more than one year after the exercise date.

For gift tax purposes, the transfer of an option constitutes a completed gift on the date the grantee transfer the option if the option is exercisable and the stock that would be received on exercise would not be subject to restrictions. Otherwise, the transfer of an option will not constitute a completed gift until the first date that both of these conditions are satisfied. For estate tax purposes, a transferred option is not included in the grantee’s estate unless, on the date of the grantee’s death, the transferred option is not exercisable or the stock that would be received on exercise would be subject to restrictions.

The Board of Directors recommends a vote FOR the proposal to amend our 2004 Stock Incentive Plan.

PROPOSAL 5 —	A PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR FISCAL 2007

The Audit Committee selects our independent auditors. This proposal is put before the shareholders because, though the shareholder vote is not binding on the Audit Committee, the Board of Directors believes that it is good corporate practice to seek shareholder ratification of the Audit Committee’s appointment of the independent auditors. If the appointment of PricewaterhouseCoopers LLP is not ratified, the Audit Committee will evaluate the basis for the shareholders’ vote when determining whether to continue the firm’s engagement, but may ultimately determine to continue the engagement of the firm or another audit firm without re-submitting the matter to shareholders. Even if the appointment of PricewaterhouseCoopers LLP is ratified, the Audit Committee may in its sole discretion terminate the engagement of the firm and direct the appointment of another independent auditor at any time during the year.

Representatives of PricewaterhouseCoopers LLP are expected to attend the 2006 annual meeting and to respond to appropriate questions from shareholders present at the meeting and will have an opportunity to make a statement if they desire to do so.

Fees of Independent Public Accountants for Fiscal 2006 and 2005

The following table presents fees for professional services rendered by PricewaterhouseCoopers LLP for the audit of our annual financial statements and internal control over financial reporting for fiscal 2006 and fiscal 2005, together with fees for audit-related services and tax services rendered by PricewaterhouseCoopers LLP for fiscal 2006 and fiscal 2005.

	Fiscal 2006	Fiscal 2005
(1) Audit Fees(a)	$7,946,183	$7,418,229
(2) Audit-related fees(b)	362,128	436,404
(3) Tax fees(c)	—	11,163
(4) All other fees(d)	—	19,083

(a)	Fees for professional services performed by PricewaterhouseCoopers LLP for the audit of our annual financial statements and review of financial statements included in our Form 10-Q filings, and services that are normally provided in connection with statutory regulatory filings or engagements. Fees for fiscal 2006 also included $2,964,459 for the audit of our internal control over financial reporting. Fees for fiscal 2005 also included $2,999,851 and $547,882 for the audit of our internal control over financial reporting and Fresh Start accounting, respectively.

(b)	Fees for assurance and related services performed by PricewaterhouseCoopers LLP that are reasonably related to the performance of the audit or review of our financial statements, including employee benefit plan audits.

(c)	Fees for professional services performed by PricewaterhouseCoopers LLP with respect to compliance and tax consulting.

(d)	For fiscal 2005, fees related to pension advice, as well as advice regarding subsidiary management matters.

All audit, audit-related and tax services were pre-approved by the Audit Committee, which concluded that the provision of such services by PricewaterhouseCoopers LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The Audit Committee’s charter provides that individual engagements must be separately approved. The policy also requires specific approval by the Audit Committee if total fees for audit-related and tax services would exceed total fees for audit services in any fiscal year. The policy authorizes the Audit Committee to delegate to one or more of its members pre-approval authority with respect to permitted services.

Pursuant to the Audit Committee charter, the Audit Committee must approve all audit engagement fees and other significant compensation to be paid to the independent auditor and the terms of such engagement. Additionally, the Audit Committee must pre-approve any non-audit services to be provided to our company by the independent auditor. Based on the fees disclosed above, approximately 37% of PricewaterhouseCoopers’ fees approved by the Audit Committee related to audit of our internal control over financial reporting for the fiscal year ended March 31, 2006.

The Board of Directors recommends a vote FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our company’s independent auditors for fiscal 2007.

OTHER MATTERS

As of the date of this proxy statement, we know of no business that will be presented for consideration at the 2006 annual meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by shareholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the best judgment of the proxy holders.

GOVERNANCE OF THE COMPANY

Our company is committed to maintaining the highest standards of business conduct and corporate governance, which we believe is essential to running its business efficiently, serving our shareholders well and maintaining our integrity in the marketplace. We have adopted a Code of Ethics and Business Conduct for directors, officers (including the principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions) and all of our employees. We have also adopted Corporate Governance Guidelines, which, in conjunction with our company’s Certificate of Incorporation, Bylaws and committee charters form the framework for our company’s governance. Our Corporate Governance Guidelines and Code of Ethics and Business Conduct are available on the Investor Relations page of our website http://www.exide.com. Shareholders may request free printed copies of the Code of Ethics and Business Conduct from:

Exide Technologies
13000 Deerfield Parkway
Building 200
Alpharetta, Georgia 30004
Attn: Corporate Secretary

Board of Directors Committees and Meetings

The members of the Board of Directors on the date of this proxy statement, and the committees of the Board of Directors on which they currently serve, are identified below.

Nominating
and Corporate
	Compensation	Audit	Governance	Finance
Director	Committee	Committee	Committee	Committee

Michael R. D’Appolonia	Chair			Member
Mark C. Demetree	Member
David S. Ferguson	Member		Member
Phillip M. Martineau		Member	Member
John P. Reilly, Chairman	Member
Michael P. Ressner		Chair		Member
Gordon A. Ulsh
Carroll R. Wetzel		Member	Chair	Chair

The Board of Directors met 33 times during fiscal 2006. Each director attended at least 75% of all meetings of the Board of Directors and committees on which he served. Under our Corporate Governance Guidelines, each director is expected to attend Board of Directors meetings on a regular basis. Directors are also encouraged to attend the annual meeting of stockholders. All but one of our directors (and all of our current directors) attended the 2005 annual meeting.

The Board of Directors has Audit, Nominating and Corporate Governance, Compensation and Finance Committees. Each of the committees operates under a written charter adopted by the Board of Directors. All of the committee charters are available on the Investor Relations page of our website at http://www.exide.com. A free printed copy of each of these charters are available to any shareholder who requests it from the address listed under the heading “Governance of the Company.”

Audit Committee

The Audit Committee met 21 times during fiscal 2006. The purpose of the Audit Committee is to assist the Board of Directors in overseeing the accounting and financial reporting processes and the audits of our financial statements. The Audit Committee’s primary duties and responsibilities are to:

•	monitor the integrity of our financial reporting process and systems of internal controls regarding finance, accounting and legal compliance;

•	appoint, approve and monitor the independence, services, performance and compensation of our independent auditors and internal audit services;

•	provide an avenue of communication among the independent auditors, our disclosure committee, management, employees, the internal audit function and the Board of Directors;

•	review and approve, as appropriate, related party transactions for potential conflict of interest situations;

•	prepare the audit committee report that the rules of the SEC require to be included in our annual proxy statement; and

•	monitor and approve the scope of our internal audit plan and work program and coordinate our internal and external audits.

In September 2005, the Board of Directors determined that all of the members of the Audit Committee are independent within the meaning of SEC regulations, the listing standards of the Nasdaq Global Market and our Corporate Governance Guidelines. The Board of Directors has determined that Mr. Ressner, the chair of the Audit Committee, is qualified as an audit committee financial expert within the meaning of Commission rules, and that he has financial sophistication within the meaning of the listing standards of the Nasdaq Global Market.

The report of the Audit Committee is included herein under the heading “Report of the Audit Committee.” The charter of the Audit Committee is available on our website listed above.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee met six times during fiscal 2006. The purpose of the Nominating and Corporate Governance Committee is to assist the Board of Directors in identifying qualified individuals to serve as executive officers and directors on the Board of Directors. The primary duties and responsibilities of the Nominating and Corporate Governance Committee are to:

•	establish criteria for selecting new directors, identify individuals qualified to become members of the Board of Directors members based on these criteria and recommend to the Board of Directors for its consideration such individuals as nominees to the Board of Directors;

•	coordinate with management major changes in staffing throughout the organization and strategies to achieve employee diversity;

•	oversee evaluations of the Board of Directors, individual members of the Board of Directors and the committees of the Board of Directors; and

•	develop, evaluate and make recommendations to the Board of Directors with respect to our corporate governance policies and procedures and Code of Ethics and Business Conduct.

The policy of the Nominating and Corporate Governance Committee is to consider individuals recommended by stockholders for nomination as a director in accordance with the procedures described under “Stockholder Proposals and Director Nominations for the 2007 Annual Meeting.” The Nominating and Corporate Governance Committee will consider all nominees for election as directors, including all nominees recommended by stockholders, in accordance with the mandate contained in its charter. In evaluating candidates, the committee considers the person’s judgment, skills, experience, age, independence, understanding of Exide’s business or other related industries as well as the needs of the Board of Directors, and will review all candidates in the same manner, regardless of the source of the recommendation. The Nominating and Corporate Governance Committee will select qualified candidates and review its recommendations with the Board of Directors.

In July 2005, the Board of Directors determined that all of the members of the Nominating and Corporate Governance Committee are independent within the meaning of Commission rules, the listing standards of the Nasdaq Global Market and our Corporate Governance Guidelines.

Compensation Committee

The Compensation Committee met 15 times during fiscal 2006. The purpose of the Compensation Committee is to assist the Board of Directors in fulfilling its oversight responsibilities with respect to compensation. The Compensation Committee’s primary duties and responsibilities are to:

•	oversee the administration of our compensation plans, in particular our incentive compensation and equity-based plans;

•	develop and recommend to the Board of Directors total compensation for our Chief Executive Officer and determine compensation for all other executive officers, including oversight of the administration of our executive benefit plans; and

•	prepare the Compensation Committee report to be included in the annual proxy statement as required by the rules of the SEC.

In July 2005, the Board of Directors determined that all of the members of the Compensation Committee are independent within the meaning of Commission regulations, the listing standards of The Nasdaq Global Market and our Corporate Governance Guidelines.

Finance Committee

The Finance Committee met four times during fiscal 2006. The purpose of the Finance Committee is to assist the Board in reviewing and making recommendations to the Board regarding our senior debt financing facility and alternatives thereto, and regarding any other appropriate matters at the request of the Board on an ad-hoc basis.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee during fiscal 2006 or as of the date of this proxy statement is or has been an officer or employee of our company or any of its subsidiaries. No interlocking relationship exists between the members of our company’s Board of Directors or Compensation Committee and the Board of Directors or compensation committee of any other company.

Board of Directors Compensation

Each non-employee director receives an annual retainer of $40,000 payable prospectively in quarterly cash installments. Additionally, the Chairman of the Board of Directors receives an annual retainer of $50,000 payable prospectively in quarterly installments. The Chairman of the Audit Committee receives an additional annual retainer of $15,000, the Chairmen of the Compensation Committee and the Finance Committee each receive annual retainers of $10,000 and the Chairman of the Nominating and Corporate Governance Committee receives an annual retainer of $3,000, each paid prospectively in quarterly installments. Each member of our Board of Directors also receives $2,000 for each board or committee meeting attended in person and $1,000 for each board or committee meeting attended telephonically.

Each non-employee director receives an annual grant of options and restricted shares each equal to $20,000, based on the average of the high and low trading prices of our stock averaged over the ten trading days prior to the date of grant. These options and restricted shares have a one-year vesting period. On October 14, 2005 each of the directors was awarded options to purchase 5,673 shares of common stock at $4.955 per share and 4,036 restricted shares.

Directors who are also employees of our company receive no additional compensation for service as a director. Additionally, we do not provide retirement benefits to non-employee directors under any current program.

REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing under the Securities Act of 1933 or the Securities

Exchange Act of 1934, notwithstanding any general statement contained in any such filing incorporating this proxy statement by reference, except to the extent we specifically incorporate this Report by reference therein.

Purpose

The purpose and authority of the Audit Committee are specified in its charter, which is described above.

Independent Auditor Communications

The Committee discussed with the independent auditors matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees), including management judgments and accounting estimates, as well as whether the there were any significant audit adjustments, any disagreements with management or any difficulties encountered in performing the audit. The Committee also discussed with PricewaterhouseCoopers LLP matters relating to its independence, which discussion included a review of the firm’s audit and non-audit fees, as may be modified or supplemented. In connection with such discussions, the Committee received the written disclosures and letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

Internal Controls

During fiscal 2006, the Committee discussed with management the scope and progress of management’s evaluation of our internal controls over financial reporting under Section 404 of the Sarbanes-Oxley Act. The Committee also discussed with the independent auditors the status of its testing of internal controls over financial reporting and whether any deficiencies existed.

Review of Periodic Reports

The Committee reviewed with management and the independent auditors each of our quarterly and annual reports for fiscal 2006, including our audited financial statements, which review included a discussion regarding accounting principles, practices and judgments. The Committee also reviewed and discussed with management the earnings press releases accompanying such quarterly and annual reports.

Audited Financial Statements

As a result of its review of the audited financial statements, as well as its discussions with management and the independent auditors, the Committee recommended to the Board of Directors that our audited consolidated financial statements be included in our Annual Report on Form 10-K for fiscal 2006 for filing with the SEC.

Members of the Audit Committee

Michael P. Ressner, Chairman
Philip M. Martineau
Carroll R. Wetzel

REPORT OF THE COMPENSATION COMMITTEE

The following Report of the Compensation Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, notwithstanding any general statement contained in any such filing incorporating this proxy statement by reference, except to the extent we specifically incorporate this Report by reference therein.

The Compensation Committee of the Board of Directors has furnished the following report on executive compensation for fiscal 2006.

Philosophy and Components of Executive Compensation

The Committee’s primary objective is to have an executive compensation program that attracts, motivates and retains a strong leadership team that is rewarded based on our financial objectives and increasing shareholder value. The program targets a base compensation that is between the 50th and 75th percentiles of market while also providing executives with the opportunity to earn total cash compensation which is also higher than the market average based upon their individual contribution to us attaining our growth and profit objectives. A core strategy of the executive compensation program is to link compensation to our overall performance, the performance of our various business units and the performance of individual executives. The Committee also strives to ensure that the amount of each executive’s incentive compensation increases directly with the level of that executive’s responsibility. Each year, internal and external consultants review the executive compensation philosophy and components to ensure competitiveness in the marketplace and current company climate. Although a yearly review is conducted on the values and metrics, the core components of compensation for our executive officers include a base salary, a short-term incentive plan (or annual cash bonus) and a long-term incentive plan (for equity compensation), each of which are described below.

Base Salary

Each year, the Committee, upon management’s recommendation, reviews the base salaries for our executive officers and makes recommendations to the Board of Directors regarding the salary of the Chief Executive Officer. The Committee recommends base salary modifications for the executive officers based on several factors including individual performance, current market conditions, years of experience, industry-specific experience, national and local salaries of comparable positions (internally and externally), and level of responsibility. Consistent high performance will enable the individual to obtain a salary above the prevailing market rate. If the market rate is higher than current company salaries and if both company conditions and individual performance are favorable, most executives will receive an increase approximately April 1 of each year. Due to adverse company conditions, most senior executive officers did not receive an increase during fiscal 2006.

Short Term Incentive

In May 2002, the Board of Directors adopted an annual cash incentive plan, the Corporate Incentive Plan (“CIP”), which applies to the Chief Executive Officer, direct reports of the Chief Executive Officer, other senior managers and certain professionals located throughout the world. The CIP’s objective is to provide a competitive financial opportunity that will motivate key contributors to achieve or exceed the Company’s business plan. The CIP is a goal-driven plan based on the following components: 1) annual financial performance which includes our earnings before interest, taxes, depreciation and amortization (“EBITDA”) and improvements in working capital and operating cash flow; and 2) the accomplishment of strategic and personal goals, which are evaluated annually under our performance management process.

For senior executive officers, the Committee establishes target bonuses ranging between 30% and 50% of base salary. For the Chief Executive Officer, we established a target bonus at 100% of base salary. The targets are reviewed on a yearly basis as a part of the total cash compensation review. As market conditions remained consistent coupled with fiscal 2006 company performance, bonus targets were not adjusted for fiscal 2006 except that Messrs. Bregman and Reverchon’s bonus targets were raised commensurate with other senior executives at the division level.

The Board of Directors may approve discretionary payments under the CIP. Due to overall company performance no payments were made under the CIP to any executive officers listed in the Summary Compensation Table during fiscal 2006, but Mr. Ulsh was awarded a $375,000 bonus, as required pursuant to his employment contract with us dated April 1, 2005.

Long Term Incentives (Equity Compensation)

On August 30, 2005, the shareholders approved the 2004 Stock Incentive Plan (the “2004 Plan”) to provide incentives and awards to certain employees, including the Chief Executive Officer and other senior executive officers, directors and certain consultants. The types of awards available under the 2004 Plan include options, restricted shares and performance awards.

The 2004 Plan was created to align the interests of management with the long-term interests of our shareholders and consistent with the business strategy. For fiscal 2006, the Committee, after review with an independent compensation consultant, determined that an allocation of 25% options, 15% restricted shares and 60% cash performance unit awards would provide the appropriate balance of maximizing long-term shareholder value with the goals of compensating executive officers, as well as preserving shares in the 2004 Plan for future grants.

The amount of equity awards granted to each recipient is determined after consultation with the Committees’ independent consultant and is based on company performance, company standing in the market place, and competitive market data. The value of awards granted under the 2004 Plan ranges from 40% and 200% of the base compensation, depending on the participant’s position.

Options

Pursuant to the 2004 Plan, 603,038 options (net of forfeitures) were granted to executive officers in fiscal 2006, representing 68.2% of all options awarded. The options have a three-year vesting period, with one-third of the options vesting on November 29, 2006, one-third vesting on November 29, 2007 and the remaining one-third vesting on November 29, 2008. The option awards are valued using the Black-Scholes model based on outside consultant review and determination of peer companies and their volatility rates and the exercise price was set at the 10-day trailing average closing price of common stock immediately prior to the grant date.

Restricted Shares

Pursuant to the 2004 Plan, 246,654 restricted shares (net of forfeitures) were approved for granting to executive officers in fiscal 2006, representing 70.4% of all shares awarded. These restricted shares have a five-year vesting period, with 20% vesting on November 29 of each year from 2006 through 2010. The number of restricted shares was based on a 10-day trailing average closing price of the common stock immediately prior to the grant date of the awards by the Board of Directors upon recommendations from the Committee.

Performance Awards

The 2004 Plan provides the Committee with the discretion to grant performance awards to participants in the 2004 Plan. Performance awards provide executives with the opportunity to receive payments for meeting certain objective goals established by the Committee during a specified performance period. For fiscal 2006, the Board of Directors established targets based on Consolidated EBITDA and Return on Net Assets payable upon achievement of targets as of March 31, 2008.

Compensation of the Chief Executive Officer

Gordon A. Ulsh, our President and Chief Executive Officer during fiscal 2006, received annual base compensation of $800,000 and a target bonus of 100% of base salary, which may be greater if justified by performance against goals established by the Committee. For fiscal 2006, Mr. Ulsh was guaranteed a minimum bonus of no less than $375,000, regardless of whether any performance goals were satisfied. Mr. Ulsh also received a bonus of $300,000 payable on his first day of employment with our company.

Mr. Ulsh received incentive compensation of 150,000 stock options at a per share exercise price of $13.22 and 30,000 restricted shares, which are subject to the terms and vesting schedules under the 2004 Plan. Mr. Ulsh also received replacement equity compensation of 80,000 stock options at a per share exercise price of $13.22 and 100,000 restricted shares, both of which vest over a three-year period, for equity awards forfeited from his prior employment. Mr. Ulsh was also reimbursed for reasonable expenses incurred in connection with relocating himself and his family to Atlanta, Georgia, which amounted to $197,765. Mr. Ulsh was entitled to a “gross-up payment” if any payment is subject to an excise tax under Section 4999 of the

Internal Revenue Code of 1986, as amended, such that our company shall pay an additional amount to Mr. Ulsh equal to the amount of any exercise tax and any other taxes related thereto.

Increases in annual compensation to Mr. Ulsh are recommended by the Compensation Committee to the Board of Directors. In determining whether to grant any salary increase, the same performance criteria that are applied to executive officers generally are applied to Mr. Ulsh.

Internal Revenue Code Section 162(m) Consideration

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public corporations for compensation over $1,000,000 paid for any fiscal year to the corporation’s chief executive officer and four other most highly compensated executive officers as of the end of any fiscal year. However, the statute exempts qualifying performance-based compensation from the deduction limit if certain requirements are met.

The Committee designs certain components of executive compensation to ensure full deductibility. The Committee believes, however, that shareholder interests are best served by not restricting the Committee’s discretion and flexibility in crafting compensation programs, even though such programs may result in certain non-deductible compensation expenses. Accordingly, the Committee has from time to time approved elements of compensation for certain officers that are not fully deductible, and reserves the right to do so in the future in appropriate circumstances.

Members of the Compensation Committee

Michael R. D’Appolonia (Chair)
Mark C. Demetree
David S. Ferguson
John P. Reilly

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning total compensation earned by or paid to our Chief Executive Officer and four other most highly compensated executive officers of our company who served in such capacities as of March 31, 2006 (the “named executive officers”) for services rendered to us during each of the past three fiscal years.

					Long — Term
					Compensation
		Annual Compensation			Restricted	Securities
				Other Annual	Stock	Underlying	All Other
Name	Year	Salary	Bonus(1)	Compensation(2)	Awards(3)	Options	Compensation(4)

Gordon A. Ulsh	2006	$800,000	$675,000	$292,350	$2,056,937	428,925	$29,508
President and CEO	2005	$—	—	—	—	—	$—
	2004	$—	$—	$—	—	—	$—
Mitchell S. Bregman	2006	$288,000	—	$—	$47,827	30,118	$17,684
President, Industrial	2005	$288,000	$—	$31,500	$47,100	20,000	$69,230
Americas	2004	$278,668	$69,418	$11,500	—	—	$23,874
Neil S. Bright	2006	$338,707	$—	$—	$58,006	36,529	$41,083
President, Industrial Europe	2005	$352,810	—	$—	47,100	12,500	$97,642
	2004	$352,810	$4,016	$—	—	—	$112,608
Phillip A. Damaska	2006	$245,000	$5,737	$100,920	$25,406	16,000	$20,003
Senior Vice President	2005	$39,169	$25,000	$17,250	$38,400	12,000	$1,958
Corporate Controller	2004	—	—	—	—	—	—
E.J. O’Leary	2006	$267,292	$100,000	$45,887	$120,506	31,785	$20,415
President, Transportation	2005	$—	$—	$—	—	—	$—
North America	2004	$—	$—	$—	—	—	$—
J. Timothy Gargaro	2006	$262,499	—	$97,458	—	—	$295,709
Former Executive	2005	$165,802	$50,000	$107,102	$157,000	50,000	$11,188
Vice President and	2004	—	—	—	—	—	—
Chief Financial Officer
Stuart H. Kupinsky	2006	$298,003	—	$—	$58,120	36,602	$11,019
Former Executive	2005	$283,250	—	$145,593	109,900	30,000	$36,407
Vice President,	2004	$264,583	—	$11,500	—	—	$25,601
General Counsel and Secretary

(1)	Includes annual bonuses under the CIP Plan. Mr. Ulsh received a retention payment of $300,000 upon commencement of his employment and a fiscal 2006 bonus of $375,000 pursuant to his employment agreement. Mr. Damaska received a retention payment of $25,000 upon commencement of his employment, Mr. O’Leary received a retention payment of $100,000 upon commencement of his employment, and Mr. Gargaro received a retention payment of $50,000 upon commencement of his employment.

(2)	Payments to Mr. Ulsh in fiscal 2006 included a W-2 tax gross-up of $78,887, relocation expenses of $131,098 and a moving allowance of $66,667. Payments to Mr. Bregman in fiscal 2005 included a lump sum payment of $20,000 in lieu of any salary action. Payment to Mr. Damaska in fiscal 2006 included relocation costs of $60,115, and in fiscal 2005 included a W-2 tax gross up of $15,750. Payments to Mr. O’Leary in fiscal 2006 included reimbursed relocation expenses of $20,836 and a W-2 tax gross-up of $13,027. Payments to Mr. Gargaro in fiscal 2006 included a W-2 tax gross up of $26,476 and relocation expenses of $41,651 and in fiscal 2005 included a moving allowance of $44,090 and a W-2 tax gross up of $56,123. Payments to Mr. Kupinsky in fiscal 2005 included a W-2 tax gross up of $45,816 and relocation expenses of $14,948.

(3)	The number and value of aggregate restricted share awards as of March 31, 2006, based upon the closing price of our common stock on March 31, 2006 of $2.86, are as follows: Mr. Ulsh — $659,130;

Mr. Bregman — $43,209; Mr. Bright — $50,579; Mr. Damaska — $26,976; Mr. O’Leary — $72,970; Mr. Gargaro — $28,600; and Mr. Kupinsky — $62,102. Although dividends are otherwise payable on restricted shares under the 2004 Plan, no dividends were declared in fiscal 2005 or 2006. Restricted shares under the 2004 Plan have a vesting schedule, pursuant to which 20% of the restricted shares vest on each anniversary of the grant date over the five-year period following the grant.

(4)	Includes life and accidental death and dismemberment (“AD&D”) insurance premium payments, matches to the Company’s 401(k) Plan, Cash Balance Plan payments and awards under our company’s Milestone Restructuring Plan. Payments to Mr. Ulsh include the following: a 401(k) match of $7,000 in fiscal 2006; Cash Balance Plan payments of $20,500 in fiscal 2006; and life and AD&D insurance premiums of $2,008 in fiscal 2006. Payments to Mr. Bregman include the following: a 401(k) match of $6,300 in fiscal 2006 and $2,160 in fiscal 2005; life and AD&D insurance premiums of $884 in fiscal 2006, $1,084 in fiscal 2005 and $1,033 in fiscal 2004; Cash Balance Plan payments of $10,500 in fiscal 2006, $10,250 in fiscal 2005 and $9,157 in fiscal 2004; and awards under the Milestone Restructuring Plan of $55,733 in fiscal 2005 and $13,684 in fiscal 2004. Payments to Mr. Bright include the following: employer pension payments of $39,468 in fiscal 2006, $42,337 in fiscal 2005 and $50,139 in fiscal 2004; private medical insurance premiums of $1,615 in fiscal 2006, $1,733 in fiscal 2005 and $1,468 in fiscal 2004; and awards under the Milestone Restructuring Plan of $52,154 in fiscal 2005 and $61,001 in fiscal 2004. Payments to Mr. Damaska include the following: a 401(k) match of $7,522 in fiscal 2006; Cash Balance Plan payments of $11,729 in fiscal 2006 and $1,958 in fiscal 2005; and life and AD&D insurance premiums of $752 in fiscal 2006 . Payments to Mr. Gargaro include the following: Cash Balance Plan payments of $7,135 in fiscal 2006 and $10,790 in fiscal 2005; life and AD&D insurance premiums of $1,075 in fiscal 2006 and $398 in fiscal 2005; and severance payments of $287,500 in fiscal 2006. Payments to Mr. Kupinsky include the following: a 401(k) match of $6,300 in fiscal 2006; Cash Balance Plan payments of $10,500 in fiscal 2006, $10,353 in fiscal 2005 and $9,756 in fiscal 2004; life and AD&D insurance premiums of $901 in fiscal 2006, $1,054 in fiscal 2005 and $1,054 in fiscal 2004; and awards under the Milestone Restructuring Incentive Plan of $25,000 in fiscal 2005 and $14,792 in fiscal 2004.

Option Grants during Fiscal 2006

The following table sets forth information with respect to options to purchase common stock granted to the named executive officers under the 2004 Plan during fiscal 2006. The table sets forth:

•	the number of shares of common stock underlying options granted during fiscal 2006;

•	the percentage that such options represent of all options granted to employees during fiscal 2006;

•	the exercise price (which in each case was equal to the closing price of the stock for the ten trading days preceding the date of grant);

•	the expiration date; and

•	the hypothetical present value, as of the grant date, of the options under the option pricing model discussed below.

The hypothetical present value of the options as of their date of grant has been calculated using the Black-Scholes option pricing model, as permitted by SEC rules, based upon a set of assumptions set forth in footnote (2) to the table. It should be noted that this model is only one method of valuing options, and the Company’s use of the model should not be interpreted as an endorsement of its accuracy. The actual value of the options may be significantly different, and the value actually realized, if any, will depend upon the excess of the market value of the common stock over the option exercise price at the time of exercise.

		% of Total
		Options
	Number of	Granted to	Exercise		Hypothetical
	Options	Employees in	Price	Expiration	Value at
Name	Granted(1)	Fiscal Year	($/Share)	Date	Grant Date(2)

Gordon A. Ulsh	150,000	16.0%	$13.22	8/29/15	$1,176,000
	198,925	21.2%	$4.46	11/28/15	$592,747
Mitchell S. Bregman	30,118	3.2%	$4.46	11/28/15	$89,752
Neil S. Bright	36,529	3.9%	$4.46	11/28/15	$108,856
Phillip A. Damaska	16,000	1.7%	$4.46	11/28/15	$47,680
E.J. O’Leary	30,000	3.2%	$4.88	8/29/15	$86,700
	1,785	0.2%	$4.46	11/28/15	$5,319
J. Timothy Gargaro	—	NA	NA	NA	NA
Stuart H. Kupinsky	36,602	3.9%	$4.46	11/28/15	$109,074

(1)	The Compensation Committee, which administers the 2004 Plan, has general authority to accelerate, extend or otherwise modify benefits under option grants in certain circumstances within overall plan limits.

(2)	The hypothetical present value at grant date of options granted during fiscal 2006 has been calculated using the Black-Scholes option pricing model, based upon the following assumptions: Risk-Free Interest Rate of 4.5%, Option Term of 10 years and volatility of 0.4050. The approach used in developing the assumptions upon which the Black-Scholes valuations were calculated is consistent with the requirements of Statement of Financial Accounting Standards No. 123, “Accounting for Stock-Based Compensation.” The options vest in four equal annual installments beginning on the first anniversary of the date of grant, subject to acceleration in certain circumstances.

Option Exercises and Year End Values

No stock options were exercised by our named executive officers in fiscal 2006. The following table sets forth information regarding unexercised stock options held by named executive officers as of March 31, 2006. As of March 31, 2006, there were no in-the-money stock options because the exercise price of all outstanding stock options exceeded the market value of our common stock on March 31, 2006 of $2.86 per share.

	Number of Unexercised
	Options at
	March 31, 2006
Name	Exercisable	Unexercisable

Gordon A. Ulsh	0	428,925
Mitchell S. Bregman	6,667	43,451
Neil S. Bright	4,167	44,862
Phillip A. Damaska	4,000	24,000
E.J. O’Leary	0	31,785
J. Timothy Gargaro	16,667	33,333
Stuart H. Kupinsky	10,000	56,602

Long-Term Incentive Plan Awards

LONG-TERM INCENTIVE PLANS — AWARDS IN LAST FISCAL YEAR(1)

	Number of	Performance or
Name	Shares/Units(2)	Other Period	Threshold	Target	Maximum(3)

Gordon A. Ulsh	N/A	03/31/08	$480,000	$1,200,000	$2,000,000
Mitchell S. Bregman	N/A	03/31/08	$86,400	$216,000	$432,000
Neil S. Bright	N/A	03/31/08	$104,791	$261,977	$523,954
Phillip A. Damaska	N/A	03/31/08	$45,900	$114,750	$229,500
E.J. O’Leary	N/A	03/31/08	$99,100	$247,750	$495,500
J. Timothy Gargaro	N/A	03/31/08	—	—	—
Stuart H. Kupinsky	N/A	03/31/08	$105,000	$262,500	$525,000

(1)	Performance unit awards will be payable in cash based on targets established by the Compensation Committee: 50% for achievement of an Adjusted EBITDA target and 50% for achievement of a return on net assets target. The performance period has been established by the Compensation Committee as December 1, 2005 through March 31, 2008. Payment will only be made after conclusion of the performance period and will paid as follows: 40% of the performance unit award upon achievement of 85% of the targets, 100% of the performance unit award upon achievement of 100% of the targets and up to 200% of the performance unit award upon achievement of 130% of the targets.

(2)	No units or shares were issued to eligible participants.

(3)	Pursuant to the terms of the 2004 Plan, Mr. Ulsh’s maximum Performance Award is capped at $2,000,000, which is less than 200% of the target performance unit award. Mr. Kupinsky resigned in March 2006 and has forfeited his award.

Employment Contracts, Termination of Employment and Change-in-Control Agreements

Gordon A. Ulsh (President and Chief Executive Officer)

Mr. Ulsh serves as our President and Chief Executive Officer pursuant to an employment agreement dated March 2, 2005. The agreement provides for Mr. Ulsh’s employment through February 2007 (subject to earlier termination under certain circumstances as described below). At the end of the two-year period and each anniversary thereafter, the agreement provides that the term will be automatically extended for one additional year unless either party provides advance written notice of non-renewal.

Pursuant to the terms of the agreement, Mr. Ulsh will receive annual base compensation of not less than $800,000 and a target bonus of 100% of base salary, which may be greater if justified by performance against goals established by the Compensation Committee of the Board of Directors. For fiscal 2006, Mr. Ulsh is guaranteed a minimum bonus of no less than $375,000, regardless of whether any performance goals are satisfied. Mr. Ulsh also received a bonus of $300,000 on the first day of his employment with the Company.

Mr. Ulsh received incentive compensation of 150,000 stock options at a per share exercise price equal to the fair market value of one share of common stock on the date of grant and 30,000 restricted shares, both of which are subject to the terms and vesting schedules under the 2004 Plan.

Mr. Ulsh received inducement equity compensation of 80,000 stock options at a per share exercise price equal to the fair market value of one share of common stock on the date of grant and 100,000 restricted shares, both of which will vest over a three-year period. Mr. Ulsh received, in accordance with our relocation policy, reimbursement for all reasonable expenses incurred in relocating himself and his family to Atlanta, Georgia.

Severance payments for a termination of Mr. Ulsh’s employment without cause or by Mr. Ulsh for good reason include earned but yet unpaid base salary through the date of termination, earned but unpaid bonus for the year prior to the year in which the date of termination occurs and any earned but unpaid vacation pay. Mr. Ulsh would also receive a pro-rata share of the bonus that would have been paid had he remained employed through the end of the fiscal year in which such termination occurs, and a lump sum payment equal to 200% of the sum of his annual base salary and target bonus.

Mr. Ulsh was entitled to a “gross-up payment” if any payment is subject to an excise tax under Section 4999 of the Internal Revenue Code of 1996, as amended.

Mr. Ulsh’s agreement contains provisions relating to non-competition during the term of employment, protection of our confidential information and intellectual property, and non-solicitation of our Company’s employees following termination of employment.

Francis M. Corby, Jr. (Chief Financial Officer)

Mr. Corby serves as our Chief Financial Officer and Executive Vice President pursuant to an employment agreement dated February 16, 2006. The agreement provides for Mr. Corby’s employment through March 2008 (subject to earlier termination under certain circumstances as described below). At the end of his employment period the agreement shall terminate unless our company provides Mr. Corby with at least 60 days prior written notice that we intend to renew or extend the agreement.

Pursuant to the terms of the agreement, Mr. Corby will receive annual base compensation of not less than $400,000 in the first year of the employment period, not less than $450,000 in the second year of the employment period and a target bonus of 50% of base salary for fiscal year 2007 and 100% of base salary for fiscal year 2008, which bonuses may be greater if justified by performance against goals established by the Compensation Committee of the Board of Directors. For fiscal 2007, Mr. Corby is guaranteed a minimum bonus of no less than $75,000, regardless of whether any performance goals are satisfied. Mr. Corby also received a performance bonus of $16,666.67 for fiscal 2006 and a signing bonus of $150,000, which must be repaid in full if Mr. Corby’s employment is terminated without good reason within six months of commencement, in connection with the commencement of his employment with our company. Mr. Corby will be eligible for a $150,000 bonus at the end of his employment period, provided that his employment with our company was not terminated for any reason other than good cause prior to the end of his employment period.

Mr. Corby received incentive compensation of stock options to acquire shares of our company’s common stock worth $200,000 at a per share exercise price equal to the fair market value of one share of our common stock on the date of grant which options vest at 100% on the secondary anniversary of the grant date, and $150,000 worth restricted shares of our stock, both of which are subject to the terms and vesting schedules under the 2004 Plan. Mr. Corby received, in accordance with our relocation policy, reimbursement for all reasonable expenses incurred in relocating to Atlanta, Georgia.

Severance payments for a termination of Mr. Corby’s employment without cause or by Mr. Corby for good reason include earned but yet unpaid base salary through the date of termination, earned but unpaid bonus for the year prior to the year in which the date of termination occurs and any earned but unpaid vacation pay. Mr. Corby would also receive 100% of the target bonus that would have been paid had he remained employed through the end of the fiscal year in which such termination occurs, and a lump sum payment equal to Mr. Corby’s base salary through the end of the employment period.

Mr. Corby’s agreement contains provisions relating to non-competition during the term of employment, protection of our confidential information and intellectual property, and non-solicitation of our company’s employees following termination of employment.

Income Protection Plan

Our company has an Income Protection Plan which is intended to provide participants (including executive officers) with severance benefits in the event of termination of employment without cause or resignation under certain adverse circumstances. Under the plan, executive officers will receive twelve months of severance regardless of whether the executive officer obtains new employment within the twelve-month period. The plan previously provided 24 months of severance which would terminate or be reduced to the extent the executive officer obtained compensation from new employment during such 24-month period.

Executive and Management Incentive Compensation

Annual Incentives

In May 2002, the Board of Directors adopted an annual cash incentive plan, the Corporate Incentive Plan (“CIP”), which applies to the Chief Executive Officer, his direct reports and other senior managers and certain other managers and professionals located throughout the world. The CIP’s objective is to provide a competitive financial opportunity that will motivate key contributors to achieve or exceed our company’s business plan. The CIP is a goal-driven plan based on annual financial performance that includes EBITDA, improvements in working capital and strategic and personal goals. The incentive compensation of the Chief Executive Officer under the CIP is based on global improvements in EBITDA, working capital, strategic goals and personal goals. Target incentive levels are established based on market competitive data and the functional responsibilities for the other participants in the CIP. The Board of Directors may approve discretionary payments under the CIP. No payments were made to the Chief Executive Officer or his direct reports for fiscal year 2006.

Long-Term Incentives

On August 30, 2005, the shareholders approved the 2004 Plan to provide incentives and awards to employees and directors of our company, as well as certain of our company’s consultants.

Retirement Plans

Cash Balance Plan

All employees earn benefits with every dollar they earn in eligible compensation. Contribution credits in the amount of 5% of eligible compensation are allocated to each employee’s account each month. These contribution credits earn interest, compounded daily, from the time they are allocated to the account. The interest credit for a given year is a fixed rate based on the yield rate of 30-year Treasury Bonds, as published in the month of November of the previous year. Effective May 15, 2006, we suspended future contributions to the Cash Balance Plan.

In addition to the prior mentioned plan, Mr. Bregman has been grandfathered into the salaried component of the Exide Technologies Retirement Plan. There is an accrued benefit of $3,605.11 per month. The benefit is payable as a Single Life Annuity beginning the first of the month following the day he attains age 65. This benefit was frozen as of December 30, 2000 and no further benefits for Mr. Bregman or any of our other salaried employees have accrued under this component since that time.

Equity Compensation Plan Information

The following table summarizes information, as of March 31, 2006, relating to equity compensation plans of our company pursuant to which grants of options, restricted shares or other rights to acquire shares may be granted from time to time.

			Number of Securities
			Remaining Available for
	Number of Securities to be	Weighted-Average	Future Issuance Under
	Issued Upon Exercise of	Exercise Price of	Equity Compensation Plans
	Outstanding Options,	Outstanding Options,	(Excluding Securities
	Warrants and Rights	Warrants, and Rights	Reflected in Column (a))
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by security holders(1)	1,230,257	$8.31	1,440,242
Equity compensation plans not approved by security holders(2)	80,000	$13.22	—
Total	1,310,257	$9.98	1,440,242

(1)	Consists of our 2004 Stock Incentive Plan.

(2)	Consists of an inducement grant of options to our Chief Executive Officer

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of July 17, 2006, concerning:

•	each person whom we know beneficially owns more than five percent of our common stock;

•	each of our directors and nominees for the Board of Directors;

•	each of our named executive officers; and

•	all of our directors and executive officers as a group.

Unless otherwise noted below, the address of each beneficial owner is c/o Exide Technologies, 13000 Deerfield Parkway, Building 200, Alpharetta, GA 30004.

We determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on information furnished to our company, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

Applicable percentage ownership is based on 24,551,008 shares of common stock outstanding at July 17, 2006. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of common stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of July 17, 2006. We did not deem these shares outstanding, however, for purposes of computing the percentage ownership of any other person.

The information provided in the table below is based on our records, information filed with the SEC and information provided to us, except where otherwise noted.

	Number of Shares	Percent
Name of Beneficial Owner	Beneficially Owned	of Class

5% Shareholders
Sterling Capital Management LLC(1)	3,459,939	14.1%
4064 Colony Road, Suite 300 Charlotte, NC 28211
Wells Fargo & Company(2)	2,571,500	10.5%
420 Montgomery Street San Francisco, CA 94104
Jeffrey L. Gendell(3)	2,425,387	9.9%
C/o Tontine Capital Management, L.L.C. 55 Railroad Avenue, 3rd Floor Greenwich, CT 06830
Donald Smith & Co., Inc.(4)	2,365,597	9.6%
152 West 57th Street New York, NY 10019
Stanfield Capital Partners LLC(5)	1,926,062	7.6%
430 Park Avenue New York, NY 10022
David J. Greene and Company, LLC(6)	1,816,760	7.4%
599 Lexington Avenue New York, NY 10022
Arklow Capital, LLC(7)	1,588,892	6.5%
237 Park Avenue, Suite 900 New York, NY 10017

	Number of Shares	Percent
Name of Beneficial Owner	Beneficially Owned	of Class

Directors and Executive Officers
Michael R. D’Appolonia	9,049	*
Mark C. Demetree	9,263	*
David S. Ferguson	5,673	*
Phillip M. Martineau	14,049	*
John P. Reilly	9,049	*
Michael P. Ressner	9,049	*
Gordon A. Ulsh	331,132	*
Carroll R. Wetzel	5,673	*
Mitchell Bregman	21,775	*
Neil Bright	21,852	*
E.J. O’Leary	35,514	*
Phillip A. Damaska	13,432	*
All Directors and executive officers as a group (15 persons)	485,510	2.0%

*	Represents less than 1% of the outstanding common stock.

(1)	The information reflects the Schedule 13G filed by Sterling Capital Management LLC on February 14, 2006. As of February 14, 2006, 3,459,939 shares of our common stock were beneficially owned by Sterling Capital Management LLC.

(2)	The information reflects the Schedule 13G filed jointly by Wells Fargo & Company and Wells Capital Management Incorporated on April 24, 2006. As of April 24, 2006, 2,571,500 shares of our common stock were reported beneficially owned by Wells Fargo & Company and 5,524,700 shares of our common stock were reported beneficially owned by Wells Capital Management Incorporated.

(3)	The information reflects the Schedule 13D filed jointly by Tontine Capital Management, L.L.C., Tontine Partners, L.P., Tontine Capital Partners, L.P., Tontine Management, L.L.C., Tontine Overseas Associates, L.L.C., and Jeffrey L. Gendell on June 29, 2006. Jeffrey L. Gendell (“Mr. Gendell”) is the managing member of Tontine Capital Management, L.L.C. (“TCM”), a Delaware limited liability company, the general partner of Tontine Capital Partners, L.P., a Delaware limited partnership (“TCP”). Mr. Gendell is the managing member of Tontine Management, L.L.C. (“TM”), a Delaware limited liability company, the general partner of Tontine Partners, L.P., a Delaware limited partnership (“TP”). Mr. Gendell is also the managing member of Tontine Overseas Associates, L.L.C., a Delaware limited liability company (“TOA”), the investment adviser to Tontine Overseas Fund, Ltd., a Cayman Islands corporation (“TOF”) and certain separately managed accounts. Mr. Gendell indirectly owns 2,425,387 shares of Common Stock of which is made up of the following: TCP directly owns 632,200 shares of Common Stock; TP directly owns 564,576 shares of Common Stock; TOF beneficially owns 1,178,611 shares of Common Stock; and certain separately managed accounts own 50,000.

(4)	The information reflects the Schedule 13G filed by Donald Smith & Co., Inc. on February 14, 2006. As of February 14, 2006, 2,365,597 shares of our common stock were beneficially owned by Donald Smith & Co., Inc.

(5)	The information reflects the Schedule 13G/A filed by Stanfield Capital Partners LLC on February 14, 2006. As of February 14, 2006, 1,926,062 shares of our common stock were beneficially owned by Stanfield Capital Partners LLC.

(6)	The information reflects the Schedule 13G filed by David J. Greene and Company, LLC on February 10, 2006. As of February 10, 2006, 1,816,760 shares of our common stock were beneficially owned by David J. Greene and Company, LLC.

(7)	The information reflects the Schedule 13G/A filed by Arklow Capital, LLC on July 7, 2006. As of February 13, 2006, 1,588,892 shares of our common stock were beneficially owned by Arklow Capital, LLC. including warrants exercisable into 639,600 shares of common stock held by Arklow Capital, LLC.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and holders of more than 10% of our company’s common stock to file with the Commission reports regarding their ownership and changes in ownership of our securities. Based upon a review of filings with the SEC and written representations that no other reports were required, we believes that all of our directors, executive officers and 10% shareholders complied during fiscal 2005 with the reporting requirements of Section 16(a), with the exception of: Gordon A. Ulsh and Francis M. Corby, Jr.: Mr. Ulsh filed a Form 4 indicating a purchase of Exide stock by a family member beginning June 10, 2005, for which Mr. Ulsh specifically denies beneficial ownership. The Form 4 was not filed until July 12, 2005, 30 days late.

Mr. Corby filed a Form 4 indicating a purchase of our stock by a family member on March 6, 2006, for which Mr. Corby specifically denies beneficial ownership. The Form 4 was not filed until April 27, 2006, 50 days late.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We have entered into the Standby Agreement with Tontine, a holder of approximately 9.9% of our outstanding common stock, and Arklow, a holder of approximately 6.5% of our outstanding common stock (which includes warrants exercisable into shares of our common stock). The terms of the Standby Agreement are described above in the discussion of Proposal 2.

PERFORMANCE GRAPH

The following graph compares the performance of our company’s common stock with the performance of the Standard & Poor’s Small Cap 600 Index and a peer group index following our emergence from Chapter 11 bankruptcy protection. The graph assumes that $100 was invested on May 5, 2004 in our common stock, the S&P Small Cap 600 Index and the peer group index, the S&P Small Cap Auto Parts and Equipment Index, and that all dividends, if any, were reinvested.

	5-May-04	30-Jun-04	30-Sep-04	31-Dec-04	31-Mar-05	30-Jun-05	30-Sep-05	31-Dec-05	31-Mar-06
Exide Technologies	$100	$93	$72	$63	$59	$22	$23	$17	$13
S&P Small Cap 600 Index	$100	$105	$104	$118	$115	$120	$126	$127	$143
S&P Small Cap Auto Parts and Equipment Index	$100	$93	$72	$77	$72	$70	$59	$59	$61

SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR THE 2007 ANNUAL MEETING

You may submit proposals, including director nominations, for consideration at future shareholder meetings.

Shareholder Proposals.  For a shareholder proposal to be considered for inclusion in our proxy statement for the annual meeting next year, our Corporate Secretary must receive the written proposal at our principal executive offices no later than March 30, 2007. Such proposals must also comply with SEC regulations under Rule 14a-8 of the Securities Exchange Act of 1934 regarding the inclusion of shareholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Exide Technologies
13000 Deerfield Parkway
Building 200
Alpharetta, Georgia 30004
Attn: Corporate Secretary
Fax: (678) 566-9229

For a shareholder proposal that is not intended to be included in our proxy statement under Rule 14a-8 of the Securities Exchange Act of 1934, the shareholder must (1) deliver a proxy statement and form of proxy to holders of a sufficient number of shares of our common stock to approve the proposal, (2) provide the information required by our Bylaws and (3) give timely notice to our Corporate Secretary in accordance with our Bylaws, which, in general, require that the notice be received by our Corporate Secretary:

•	not earlier than the close of business on the one hundred twentieth day prior to the first anniversary of the 2006 annual meeting of shareholders, or April 23, 2007; and

•	not later than the close of business on the ninetieth day prior to the first anniversary of the 2006 annual meeting of shareholders, or May 23, 2007.

However, if the 2007 annual meeting of shareholders is moved more than 30 days before or more than 70 days after August 22, 2007, then notice must be delivered by the shareholder not earlier than the close of business on the one hundred twentieth day prior to such annual meeting and not later than the close of business on the later of the ninetieth day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made by our company.

Nomination of Director Candidates.  You may propose director candidates for consideration by the Board of Directors’ Nominating and Corporate Governance Committee. Any such recommendation should include the nominee’s name and qualification for Board of Directors membership and should be directed to our Corporate Secretary at the address of our company’s principal executive offices set forth above. For additional information regarding shareholder recommendations of director candidates, see “Governance of the Company — Nomination of Directors — Shareholder Recommendations and Nominees.”

In addition, our bylaws permit shareholders to nominate directors for election at an annual meeting of shareholders. To nominate a director, the shareholder must provide the information required by our Bylaws. In addition, the shareholder must give timely notice to our Corporate Secretary in accordance with our Bylaws, which, in general, require that the notice be received by our Corporate Secretary within the time period described above under “Shareholder Proposals” for shareholder proposals that are not intended to be included in our proxy statement.

Copy of Bylaw Provisions.  You may contact our Corporate Secretary at its’ principal executive offices for a copy of the relevant provisions of the Company’s Bylaws regarding the requirements for making shareholder proposals and nominating director candidates.

The Board of Directors does not provide a process for stockholders to send other communications to the Board because it believes that the process available under applicable federal securities laws for stockholders to submit proposals for consideration at the annual meeting is adequate.

AVAILABILITY OF ANNUAL REPORT

You may obtain, without charge, a copy of our Annual Report on Form 10-K for the fiscal year ended March 31, 2006, including the financial statements and the financial statement schedules required to be filed with the SEC pursuant to rule 13a-1 of the Exchange Act. You may also obtain copies of exhibits to the Form 10-K, but we will charge a reasonable fee to stockholders requesting such exhibits. You should direct your request in writing to us at our address set forth on the first page of this Proxy Statement, attention: Brad S. Kalter, Corporate Secretary.

ADDITIONAL INFORMATION

“Householding” of Proxy Materials.  The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. Our company and some brokers household proxy materials, delivering a single proxy statement to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker or our company that they or our company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to Exide Technologies, 13000 Deerfield Parkway, Building 200, Alpharetta, Georgia 30004 or by calling Investor Relations at (678) 566-9000.

Proxy Solicitation Costs.  Our company is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. We have retained Georgeson Shareholder Communications Inc., 17 State Street, New York, New York 10004, to aid in the solicitation. For these services, we will pay Georgeson a fee of $8,500 and reimburse it for certain out-of-pocket disbursements and expenses. Our officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

APPENDIX A

STANDBY PURCHASE AGREEMENT

STANDBY PURCHASE AGREEMENT (this “Agreement”) dated as of June 28, 2006, by and among Exide Technologies, a Delaware corporation (the “Company”), Tontine Capital Partners, L.P., a Delaware limited partnership (“Tontine”), Legg Mason Investment Trust, Inc., a Maryland corporation (“Legg Mason” and together with Tontine, the “Standby Purchasers”), and Arklow Capital, LLC, a Delaware limited liability company (the “Additional Standby Purchaser”).

W I T N E S S E T H:

WHEREAS, the Company proposes, as soon as practicable after the Rights Offering Registration Statement, as defined herein, becomes effective, and the Proxy Statement, as defined herein, has been mailed, to distribute to holders of its common stock (the “Common Stock”) of record as of the close of business on the record date of the Rights Offering (the “Record Date”), non-transferable rights (the “Rights”) to subscribe for and purchase additional shares of Common Stock (the “New Shares”) at a subscription price (the “Subscription Price”) in accordance with the term sheet attached hereto as Annex A (such term sheet, the “Term Sheet” and such offering, the “Rights Offering”); and

WHEREAS, pursuant to the Rights Offering, stockholders of record will receive one Right for each share of Common Stock held by them as of the Record Date, and each Right will entitle the holder to purchase the number of New Shares of Common Stock as determined pursuant to the Term Sheet at the Subscription Price (the “Basic Subscription Privilege”); and

WHEREAS, the Company has requested the Standby Purchasers and the Additional Standby Purchaser to agree to purchase from the Company upon expiration of the Rights Offering, and the Standby Purchasers and the Additional Standby Purchaser are willing to so purchase, New Shares, at the Subscription Price, to the extent such New Shares are not purchased by stockholders pursuant to the exercise of Rights; and

WHEREAS, the Standby Purchasers shall purchase, or if the Rights Offering is not consummated, shall have the right to purchase and the Company shall sell to the Standby Purchasers additional shares; and

WHEREAS, in order to further induce the Standby Purchasers and the Additional Standby Purchaser to enter into this Agreement, the Company has agreed to grant the Standby Purchasers and the Additional Standby Purchaser (including any of their permitted assignees) registration rights with respect to the Securities (as defined below) purchased by them pursuant to this Agreement pursuant to a registration rights agreement substantially in the form attached hereto as Annex B (the “Registration Rights Agreement”);

NOW THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, the parties hereto hereby agree as follows:

Section 1.  Certain Other Definitions.  The following terms used herein shall have the meanings set forth below:

“Additional Standby Purchaser” shall have the meaning set forth in the preamble hereof.

“Additional Subscription Shares” shall have the meaning set forth in Section 2(c) hereof.

“Agreement” shall have the meaning set forth in the preamble hereof.

“Backstop Termination Date” shall have the meaning set forth in Section 3 hereof.

“Basic Subscription Privilege” shall have the meaning set forth in the recitals hereof.

“Board” shall have the meaning set forth in Section 7(a)(i) hereof.

“Business Day” shall mean any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the State of New York.

“Closing” shall mean the closing of the purchases described in Section 2 hereof, which shall be held at 10:00 a.m. on the Closing Date at the offices of Weil, Gotshal & Manges LLP located at 767 Fifth Avenue, New York, New York 10153, or such other time and place as may be agreed to by the parties hereto, provided that if the purchases described in Section 2 hereof do not occur and the option pursuant to Section 3 is exercised, then “Closing” shall mean the closing of purchases described in Section 3 hereof.

“Closing Date” shall mean the date that is three (3) Business Days after the Rights Offering Expiration Date, or such other date as may be agreed to by the parties hereto, provided that if the Rights Offering does not occur and the option is exercised pursuant to Section 3 hereof, then “Closing Date” shall mean the date that is three (3) Business Days after such option is exercised, or such other date as may be agreed to by the parties hereto.

“Commission” shall mean the United States Securities and Exchange Commission, or any successor agency thereto.

“Common Stock” shall have the meaning set forth in the recitals hereof.

“Company” shall have the meaning set forth in the preamble hereof.

“Company SEC Documents” shall have the meaning set forth in Section 4(h) hereof.

“Company Stock Approval” shall have the meaning set forth in Section 3 hereof.

“Complete Option” shall have the meaning set forth in Section 3 hereof.

“Convertible Notes” shall have the meaning set forth in Section 3 hereof.

“Credit Agreement” shall mean the Credit Agreement dated May 5, 2004, as amended, by and among the Company and Exide Global Holding Netherlands C.V. as borrowers, the lenders party thereto, and Deutsche Bank AG New York Branch as the administrative agent.

“Designee” shall have the meaning set forth in Section 8 hereof.

“Excess Shares” shall have the meaning set forth in Section 7(f) hereof.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission thereunder.

“Expenses” shall have the meaning set forth in Section 7(c) hereof.

“HSR Act” shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

“Legg Mason” shall have the meaning set forth in the preamble hereof.

“Market Adverse Effect” shall have the meaning set forth in Section 9(a)(iv) hereof.

“Material Adverse Effect” shall mean a material adverse effect on the financial condition, or on the earnings, financial position, operations, assets, results of operation, business or prospects of the Company and its subsidiaries taken as a whole.

“New Shares” shall have the meaning set forth in the recitals hereof.

“Observer Rights” shall have the meaning set forth in Section 8 hereof.

“Option Period” shall have the meaning set forth in Section 3 hereof.

“Partial Option” shall have the meaning set forth in Section 3 hereof.

“Person” shall mean an individual, corporation, partnership, association, joint stock company, limited liability company, joint venture, trust, governmental entity, unincorporated organization or other legal entity.

“Plan” shall have the meaning set forth in Section 4(c) hereof.

“Prospectus” shall mean a prospectus, as defined in Section 2(10) of the Securities Act, that meets the requirements of Section 10 of the Securities Act and is current with respect to the securities covered thereby.

“Proxy Statement” shall mean a definitive proxy statement filed with the Commission relating to the Rights Offering and the transactions contemplated hereunder, together with all amendments, supplements and exhibits thereto.

“Registration Rights Agreement” shall have the meaning set forth in the recitals hereof.

“Record Date” shall have the meaning set forth in the recitals hereof.

“Representative” shall have the meaning set forth in Section 7(b) hereof.

“Rights” shall have the meaning set forth in the recitals hereof.

“Rights Offering” shall have the meaning set forth in the recitals hereof.

“Rights Offering Expiration Date” shall mean the date on which the subscription period under the Rights Offering expires.

“Rights Offering Prospectus” shall mean the final Prospectus included in the Rights Offering Registration Statement for use in connection with the issuance of the Rights.

“Rights Offering Registration Statement” shall mean the Company’s Registration Statement on Form S-3 under the Securities Act or such other appropriate form under the Securities Act, pursuant to which the Rights and underlying shares of Common Stock will be registered pursuant to the Securities Act.

“Securities” shall mean those of the New Shares, Unsubscribed Shares and Additional Subscription Shares that are purchased by the Standby Purchasers pursuant to Section 2 or 3 hereof, as the case may be.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder.

“Standby Purchaser” shall have the meaning set forth in the preamble hereof.

“Subscription Agent” shall have the meaning set forth in Section 7(a)(vii) hereof.

“Subscription Price” shall have the meaning set forth in the recitals hereof.

“Termination Date” shall have the meaning set forth in Section 3 hereof.

“Term Sheet” shall have the meaning set forth in the recitals hereof.

“Threshold” shall have the meaning set forth in Section 7(f) hereof.

“Tontine” shall have the meaning set forth in the preamble hereof.

“Transfer” shall have the meaning set forth in Section 10(a) hereof.

“Unsubscribed Shares” shall have the meaning set forth in Section 2(b) hereof.

Section 2.  Standby Purchase Commitment.

(a) Each of the Standby Purchasers and the Additional Standby Purchaser hereby agrees to purchase from the Company, and the Company hereby agrees to sell to each of the Standby Purchasers and the Additional Standby Purchaser, at the Subscription Price, all of the New Shares that will be available for purchase by each of the Standby Purchasers and the Additional Standby Purchaser pursuant to its Basic Subscription Privilege.

(b) The Standby Purchasers and the Additional Standby Purchaser hereby agree to purchase from the Company, and the Company hereby agrees to sell to the Standby Purchasers and the Additional Standby Purchaser, at the Subscription Price, any and all New Shares if and to the extent such shares are not purchased by the Company’s stockholders (the “Unsubscribed Shares”) pursuant to the exercise of Rights. It is understood and agreed that, if and to the extent that the Standby Purchasers and the Additional Standby Purchaser are required to purchase Unsubscribed Shares pursuant to this subsection (b), Tontine shall purchase 54% of the Unsubscribed Shares, Legg Mason shall purchase 36% of the Unsubscribed Shares and the Additional Standby Purchaser shall purchase 10% of the Unsubscribed Shares, provided that if the Additional Standby Purchaser does not purchase such Unsubscribed Shares, Tontine shall purchase 60% of the

Unsubscribed Shares and Legg Mason shall purchase 40% of the Unsubscribed Shares, provided, further, that Tontine, Legg Mason and the Additional Standby Purchaser reserve the right to agree among themselves to reallocate the percentage of the Unsubscribed Shares that they shall each purchase so long as they purchase 100% of the Unsubscribed Shares in the aggregate.

(c) The Standby Purchasers hereby agree to purchase from the Company, and the Company hereby agrees to sell to the Standby Purchasers, at the Subscription Price, between 11,111,111 and 16,666,667 shares of Common Stock (the “Additional Subscription Shares”) in accordance with the Term Sheet. It is understood and agreed that Tontine shall purchase 60% of the Additional Subscription Shares and Legg Mason shall purchase 40% of the Additional Subscription Shares, provided that Tontine and Legg Mason reserve the right to agree between each other to reallocate the percentage of the Additional Subscription Shares that they shall each purchase so long as Tontine and Legg Mason purchase 100% of the Additional Subscription Shares in the aggregate.

(d) Notwithstanding anything else contained in this Agreement, none of Tontine, Legg Mason or the Additional Standby Purchaser shall acquire Securities hereunder which would result in it or any “group” (within the meaning of Section 13(d)(3) of the Exchange Act) of which it is a member owning (i) 30% or more of the issued and outstanding shares of Common Stock on fully diluted basis without the requisite prior written consent of the Company’s lenders under the Credit Agreement or (ii) greater than 50% of the issued and outstanding shares of Common Stock. If either Standby Purchaser would otherwise exceed such maximum number of shares, such excess shall be purchased by the other Standby Purchaser. If the Additional Standby Purchaser would otherwise exceed such maximum number of shares, such excess shall be purchased 60% by Tontine and 40% by Legg Mason.

(e) Payment of the Subscription Price for the Securities shall be made, on the Closing Date, against delivery of certificates evidencing the Securities, in United States dollars by means of certified or cashier’s checks, bank drafts, money orders or wire transfers.

(f) If the number of Unsubscribed Shares and Additional Subscription Shares which Legg Mason is entitled to purchase hereunder at the Closing has an aggregate Subscription Price of less than $25,000,000, Tontine agrees, upon request from Legg Mason, to allocate to Legg Mason a portion of the Securities it is entitled to purchase so that Legg Mason’s aggregate Subscription Price equals $25,000,000.

Section 3.  Option.  (i) If the Closing has not occurred on or prior to September 30, 2006 (the “Backstop Termination Date”), for any reason whatsoever, other than a material breach hereunder by the Standby Purchasers or failure of the closing condition specified in Section 9(a)(iv), or (ii) if the Company terminates this Agreement prior thereto other than as a result of a material breach hereunder by the Standby Purchasers or (iii) if the Standby Purchasers terminate this Agreement prior thereto (other than pursuant to Section 11(a)(ii) hereof) in accordance with the terms hereof (such dates in clauses (i), (ii) and (iii) above referred to as the “Termination Date”), each Standby Purchaser shall have the option to purchase the Additional Subscription Shares for a period of ten (10) Business Days following the Termination Date (the “Option Period”) upon delivery of written notice to the Company. If the stockholders of the Company shall have approved the Rights Offering and the transactions contemplated hereby, the Standby Purchasers may elect to purchase any or all of the Additional Subscription Shares (the “Complete Option”), at the Subscription Price. If the stockholders of the Company shall not have approved the Rights Offering and the transactions contemplated hereby, the Standby Purchasers may elect to purchase a portion of the Additional Subscription Shares equal to up to 19.9% of the issued and outstanding Common Stock (the “Partial Option”), at a purchase price of $4.50 per share. It is understood and agreed that (i) with respect to the Partial Option, Tontine shall have the option to purchase 50% of the Additional Subscription Shares and Legg Mason shall have the option to purchase 50% of the Additional Subscription Shares and (ii) with respect to the Complete Option, Tontine shall have the option to purchase 60% of the Additional Subscription Shares and Legg Mason shall have the option to purchase 40% of the Additional Subscription Shares pursuant to this Section 3, provided that Tontine and Legg Mason reserve the right to agree between each other to reallocate the percentage of the Additional Subscription Shares that they shall each purchase upon exercise of the Complete Option or Partial Option, as the case may be.

Section 4.  Representations and Warranties of the Company.  The Company represents and warrants to the Standby Purchasers and the Additional Standby Purchaser as follows:

(a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted.

(b) This Agreement has been duly and validly authorized, executed and delivered by the Company and, subject to approval by the Company’s stockholders, constitutes a binding obligation of the Company enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

(c) The authorized capital of the Company consists of (i) 61,500,000 shares of Common Stock, of which, (A) 24,551,008 shares were issued and outstanding, as of June 9, 2006, (B) 3,454,231 shares are reserved for issuance upon conversion of the Company’s Floating Rate Convertible Senior Subordinated Notes due September 18, 2013 (the “Convertible Notes”), as of the date hereof, (C) 6,250,000 shares are reserved for issuance upon exercise of the Company’s warrants issued and issuable under the Company’s 2004 plan of reorganization, as amended (the “Plan”), as of the date hereof, (D) 1,234,042 shares are reserved for issuance upon exercise of options and other awards granted under the Company’s stock option and incentive plans, as of June 22, 2006 and (E) shares issuable as provided in the Plan, of which 543,000 shares of Common Stock and warrants to acquire 1,358,000 shares of Common Stock are currently reserved for issuance under the Plan with respect to disputed claims, as of the date hereof; and (ii) 1,000,000 shares of preferred stock, par value $0.01 per share, none of which preferred stock has been issued, as of the date hereof. All of the outstanding shares of Common Stock have been duly authorized, are validly issued, fully paid and nonassessable and were offered, sold and issued in compliance with all applicable federal and state securities laws and without violating any contractual obligation or any other preemptive or similar rights.

(d) At the time the Rights Offering Registration Statement becomes effective, the Rights Offering Registration Statement will comply in all material respects with the requirements of the Securities Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, at the time the Rights Offering Registration Statement becomes effective and at the Closing Date, will not include an untrue statement or a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Rights Offering Registration Statement or the Prospectus made in reliance upon and in conformity with the information furnished to the Company in writing by the Standby Purchasers or the Additional Standby Purchaser for use in the Rights Offering Registration Statement or in the Prospectus.

(e) The Proxy Statement will not, on the date it is first mailed to stockholders of the Company, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading and will not, at the time the stockholders of the Company vote at a meeting of the stockholders of the Company, to approve this Agreement and the transactions hereunder and an amendment to the Company’s Certificate of Incorporation providing for an increase in the number of authorized shares of Common Stock (“Company Stockholder Approval”), omit to state any material fact necessary to correct any statement in any earlier communication from the Company with respect to the solicitation of proxies for the Company Stockholder Approval which shall have become false or misleading in any material respect. The Proxy Statement will comply as to form in all material respects with the applicable requirements of the Exchange Act. Notwithstanding the foregoing, the Company makes no representation or warranty with respect to information furnished to the Company in writing by the Standby Purchasers or the Additional Standby Purchaser for inclusion or incorporation by reference in any of the foregoing documents.

(f) All of the Securities and New Shares will have been duly authorized for issuance prior to the Closing (assuming Company Stockholder Approval has been obtained) and the shares issuable upon exercise of the Partial Option are duly authorized for issuance, and, when issued and distributed as set forth in the Prospectus, will be validly issued, fully paid and non-assessable; and none of the Securities or New Shares will have been issued in violation of the preemptive rights of any security holders of the Company arising as a matter of law or under or pursuant to the Company’s Certificate of Incorporation, as amended, the Company’s bylaws, as amended, or any agreement or instrument to which the Company is a party or by which it is bound.

(g) The documents incorporated by reference into the Prospectus pursuant to Item 12 of Form S-3 under the Securities Act, when they become effective or at the time they are filed with the Commission, as the case may be, will comply in all material respects with the applicable provisions of the Exchange Act.

(h) Since May 2004, the Company has filed with the Commission all forms, reports, schedules, statements and other documents required to be filed by it through the date hereof under the Exchange Act, or the Securities Act (all such documents, as supplemented and amended since the time of filing, collectively, the “Company SEC Documents”). The Company SEC Documents, including without limitation all financial statements and schedules included in the Company SEC Documents, at the time filed (and, in the case of registration statements and proxy statements, on the dates of effectiveness and the dates of mailing, respectively, and in the case of any Company SEC Document amended or superseded by a filing prior to the date of this Agreement, then on the date of such amending or superseding filing), (i) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and (ii) complied in all material respects with the applicable requirements of the Exchange Act and the Securities Act, as applicable, subject to any restatement of the financial statements for the fiscal year ended March 31, 2005 of the type referenced in the Company’s press release dated June 14, 2006. The audited consolidated financial statements of Company included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2006 comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect thereto, were prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved, and present fairly in all material respects, the consolidated financial position of the Company and its consolidated subsidiaries as at the dates thereof and the consolidated results of their operations and cash flows for the periods then ended.

(i) Since March 31, 2006, there have not been any events, changes, occurrences or state of facts that, individually or in the aggregate, have had or would reasonably be expected to have a Material Adverse Effect, except as disclosed in writing by the Company to the other parties hereto.

Section 5.  Representations and Warranties of the Standby Purchasers and the Additional Standby Purchaser.  Each Standby Purchaser and the Additional Standby Purchaser, severally and not jointly, represents and warrants to the Company, as to itself only, as follows:

(a) Such Standby Purchaser or Additional Standby Purchaser is a corporation, partnership or limited liability company duly organized, validly existing and in good standing under the laws of its state of organization.

(b) This Agreement has been duly and validly authorized, executed and delivered by such Standby Purchaser or Additional Standby Purchaser and constitutes a binding obligation of such Standby Purchaser or Additional Standby Purchaser enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

(c) Such Standby Purchaser or Additional Standby Purchaser is an “accredited investor” within the meaning of Rule 501(a) under the Securities Act and is acquiring the Securities for investment for its own account, with no present intention of dividing its participation with others (other than in accordance with Sections 2(b), 2(c) and 15 hereof) or reselling or otherwise distributing the same in violation of the Securities Act or any applicable state securities laws.

(d) The Standby Purchasers and the Additional Standby Purchaser are not “affiliates” (within the meaning of Rule 405 of the Securities Act) of one another, are not acting in concert and are not members of a “group” (within the meaning of Section 13(d)(3) of the Exchange Act) and have no current intention to act in the future in a manner that would make them members of such a group.

(e) The Standby Purchasers and the Additional Standby Purchaser understand that: (i) other than pursuant to the Registration Rights Agreement, the resale of the Securities has not been and is not being registered under the Securities Act or any applicable state securities laws, and the Securities may not be sold or otherwise transferred unless (a) the Securities are sold or transferred pursuant to an effective registration statement under the Securities Act, (b) at the Company’s request, the Standby Purchasers or the Additional Standby Purchaser, as the case may be, shall have delivered to the Company an opinion of counsel (which opinion shall be in form, substance and scope reasonably satisfactory to the Company’s counsel) to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, or (c) the Securities are sold pursuant to Rule 144 promulgated under the Securities Act; (ii) any sale of such Securities made in reliance on Rule 144 under the Securities Act may be made only in accordance with the terms of such Rule; and (iii) except as set forth in the Registration Rights Agreement, neither the Company nor any other Person is under any obligation to register such Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. The Standby Purchasers and the Additional Standby Purchaser acknowledge that an appropriate restrictive legend will be placed on the certificate or certificates representing the Securities that may be issued pursuant to this Agreement.

Section 6.  Deliveries at Closing.

(a) At the Closing, the Company shall deliver to each of the Standby Purchasers and the Additional Standby Purchaser the following:

(i) A certificate or certificates representing the number of shares of Common Stock issued to each of the Standby Purchasers and the Additional Standby Purchaser pursuant to Section 2 or 3 hereof, as the case may be; and

(ii) A certificate of an officer of the Company on its behalf to the effect that the representations and warranties of the Company contained in this Agreement are true and correct in all material respects on and as of the Closing Date, with the same effect as if made on the Closing Date.

(b) At the Closing, each of the Standby Purchasers shall deliver to the Company the following:

(i) Payment of the Subscription Price of the Securities purchased by such Standby Purchaser, as set forth in Section 2(e) or 3 hereof, as the case may be; and

(ii) A certificate of such Standby Purchaser to the effect that the representations and warranties of such Standby Purchaser contained in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date.

(c) At the Closing of the transactions contemplated under Section 2, the Additional Standby Purchaser shall deliver to the Company the following:

(i) Payment of the Subscription Price of the New Shares purchased by the Additional Standby Purchaser, as set forth in Section 2(e) hereof; and

(ii) A certificate of the Additional Standby Purchaser to the effect that the representations and warranties of the Additional Standby Purchaser contained in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date.

Section 7.  Covenants.

(a) Covenants.  The Company agrees as follows between the date hereof and the Closing Date:

(i) To use its reasonable best efforts to have the board of directors of the Company (“Board”) recommend to the stockholders of the Company to approve this Agreement and the transactions contemplated hereunder;

(ii) To as soon as reasonably practicable (A) seek Company Stockholder Approval of the Rights Offering, the transactions contemplated hereunder and an increase in the number of authorized shares of the Common Stock in an amount sufficient to have enough shares of Common Stock available to issue all of the shares of Common Stock contemplated to be issued hereunder and (ii) file with the Commission the Rights Offering Registration Statement and the Proxy Statement;

(iii) To use reasonable best efforts to cause the Rights Offering Registration Statement and any amendments thereto to become effective as promptly as possible;

(iv) To use reasonable best efforts to effectuate the Rights Offering;

(v) As soon as reasonably practicable after the Company is advised or obtains knowledge thereof, to advise the Standby Purchasers and the Additional Standby Purchaser with a confirmation in writing, of (A) the time when the Rights Offering Registration Statement or any amendment thereto has been filed or declared effective or the Prospectus or any amendment or supplement thereto has been filed, (B) the issuance by the Commission of any stop order, or of the initiation or threatening of any proceeding, suspending the effectiveness of the Rights Offering Registration Statement or any amendment thereto or any order preventing or suspending the use of any preliminary prospectus or the Prospectus or any amendment or supplement thereto, (C) the issuance by any state securities commission of any notice of any proceedings for the suspension of the qualification of the New Shares for offering or sale in any jurisdiction or of the initiation, or the threatening, of any proceeding for that purpose, (D) the receipt of any comments from the Commission, and (E) any request by the Commission for any amendment to the Rights Offering Registration Statement or any amendment or supplement to the Prospectus or for additional information. The Company will use its reasonable best efforts to prevent the issuance of any such order or the imposition of any such suspension and, if any such order is issued or suspension is imposed, to obtain the withdrawal thereof as promptly as possible;

(vi) To operate the Company’s business in the ordinary course of business consistent with past practice;

(vii) To notify, or to cause the subscription agent for the Rights Offering (the “Subscription Agent”) to notify, on each Friday during the exercise period of the Rights, or more frequently if reasonably requested by any Standby Purchaser or the Additional Standby Purchaser, the Standby Purchasers and the Additional Standby Purchaser of the aggregate number of Rights known by the Company or the Subscription Agent to have been exercised pursuant to the Rights Offering as of the close of business on the preceding Business Day or the most recent practicable time before such request, as the case may be;

(viii) Not to issue any shares of capital stock of the Company, or options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, securities convertible into or exchangeable for capital stock of the Company, or other agreements or rights to purchase or otherwise acquire capital stock of the Company, (A) except for shares of Common Stock issuable upon exercise of the Company’s presently outstanding warrants and stock options and other awards or upon conversion of the Convertible Notes and (B) except for warrants and Common Stock issuable under the Plan and (C) except for new stock options and other awards granted to employees of the Company hired after the date hereof covering not more than 75,000 shares of Common Stock under the Company’s incentive plans and (D) except for the effects of the antidilution provisions in the Company’s warrants issued under the Plan and the indenture governing the terms of the Convertible Notes;

(ix) Not to authorize any stock split, stock dividend, stock combination or similar transaction affecting the number of issued and outstanding shares of Common Stock;

(x) Not to declare or pay any dividends or repurchase any shares of Common Stock; and

(xi) Not to incur any indebtedness or guarantees thereof, other than borrowings in the ordinary course of business and consistent with past practice.

(b) No Shop.  Subject to the fiduciary duties of the Board after receipt of the advice of the Company’s outside legal counsel, the Company shall not, and shall not permit any of its affiliates, directors, officers, employees, representatives or agents of the Company (collectively, the “Representatives”) to, directly or indirectly, other than with respect to the disposition of non-core assets of the Company, for a price not to exceed $30,000,000 in the aggregate, permitted under the Credit Agreement, (i) discuss, knowingly encourage, negotiate, undertake, initiate, authorize, recommend, propose or enter into, any transaction involving a merger, consolidation, business combination, purchase or disposition of any material amount of the assets or any capital stock of the Company or any of its subsidiaries other than the transactions contemplated by this Agreement, (ii) facilitate, knowingly encourage, solicit or initiate discussions, negotiations or submissions of proposals or offers in respect of any such alternative transaction, (iii) furnish or cause to be furnished, to any Person, any information concerning the business, operations, properties or assets of the Company or any of its subsidiaries in connection with any such alternative transaction, or (iv) otherwise cooperate in any way with, or assist or participate in, facilitate or knowingly encourage, any effort or attempt by any other Person to do or seek any of the foregoing. The Company shall (and shall cause its Representatives to) immediately cease and cause to be terminated any existing discussions or negotiations with any Persons conducted heretofore with respect to any such alternative transaction, including, without limitation, the sale of the Company’s European and rest of the world industrial energy business. This Section 7(b) shall not apply to the possible sale of businesses identified in writing by the Company to the Standby Purchasers on or prior to the date hereof.

(c) Expense Reimbursement.  The Company agrees to promptly reimburse each Standby Purchaser for all of its reasonable out-of-pocket costs and expenses and reasonable attorneys’ fees (collectively, “Expenses”) incurred by such Standby Purchaser in connection with this Agreement, its due diligence investigation of the Company and other activities relating to the transactions contemplated hereunder upon the Company’s receipt of all reasonably requested documentation to support the incurrence by such Standby Purchaser of such Expenses. If any travel or travel-related expenses incurred by principals or employees of any Standby Purchaser are required in connection with the foregoing activities, the Company’s reimbursement of such travel-related expenses will be subject to the terms applicable to the Company’s advisors in connection with the transactions contemplated hereunder.

(d) Registration Rights Agreement.  The Company, the Standby Purchaser and the Additional Standby Purchaser shall execute and deliver to each other and any of their permitted assignees on or prior to the Closing Date the Registration Rights Agreement.

(e) Public Statements.  Neither the Company nor the Standby Purchasers and the Additional Standby Purchaser shall issue any public announcement, statement or other disclosure with respect to this Agreement or the transactions contemplated hereby without the prior consent of the other parties hereto, which consent shall not be unreasonably withheld or delayed, except (i) if such public announcement, statement or other disclosure is required by applicable law or applicable stock market regulations, in which case the disclosing party shall consult in advance with respect to such disclosure with the other parties to the extent reasonably practicable, or (ii) the filing of any Schedule 13D or Schedule 13G, to which a copy of this Agreement and the Registration Rights Agreement may be attached as an exhibit thereto.

(f) HSR Filing.  If Legg Mason determines a filing is or may be required under the HSR Act in connection with the transactions contemplated hereunder, the Company and Legg Mason shall use reasonable best efforts to promptly prepare and file all necessary documentation and to effect all applications that are necessary or advisable under the HSR Act with respect to the transactions contemplated hereunder so that the applicable waiting period shall have expired or been terminated as soon as practicable after the date hereof. The filing fee required by the HSR Act for such filings shall be paid by the Company. If all conditions to the Closing have been satisfied or waived, other than the condition set forth in Section 9(d)(v), the number of shares of Common Stock purchased by Legg Mason hereunder shall be reduced so that the Subscription Price payable by Legg Mason is below the threshold (the “Threshold”) which would require a filing under the HSR Act, provided that Tontine shall purchase such shares of Common Stock above the Threshold up to an amount that would not cause Tontine to own 30% or more of the issued and outstanding Common Stock on a fully diluted basis, and if there are any such shares of Common Stock (the “Excess Shares”) which would cause Tontine to acquire 30% or more of the issued and outstanding Common Stock on a fully diluted basis, the number of shares of Common Stock the Standby Purchasers are required to purchase hereunder shall be reduced by such number of Excess Shares.

Section 8.  Observer Rights.  The Company acknowledges and agrees that for so long as Tontine and/or its affiliates retain over 50% of its shares of Common Stock held immediately after the Closing under Section 2, if no employee of Tontine is serving as a member of the Board, Tontine shall have the right to designate one person who is either an employee of Tontine or is otherwise reasonably acceptable to the Board (the “Designee”) to act as an observer to the Board as provided below (“Observer Rights”). During such time as Tontine has Observer Rights, the Company shall invite the Designee to attend any meetings of the Board of Directors of the Company and any committees thereof (at the same time directors are invited thereto) and provide the Designee with such materials (at the same time such materials are provided to directors) as the Company provides to directors in connection with their service on the Board and any committees thereof, provided that the Designee need not be permitted to attend any portion of any such meeting or be provided with any portion of such materials to the extent that so doing would jeopardize any legal privilege, including the attorney-client privilege, and to the extent the subject of such meeting or materials is potentially adverse to Tontine. The exercise by Tontine of Observer Rights is conditioned upon the Company’s receipt of a confidentiality agreement executed by Tontine and the Designee reasonably satisfactory to the Company providing for Tontine’s and the Designee’s preservation of the confidentiality of any materials provided or information received at any meeting of the Board or any committee thereof. The Company will not be responsible for any expenses of the Observer’s attendance at such meetings.

Section 9.  Conditions to Closing.

(a) The obligations of each of the Standby Purchasers and the Additional Standby Purchaser to consummate the transactions contemplated hereunder are subject to the fulfillment, prior to or on the Closing Date, of the following conditions:

(i) The representations and warranties of the Company in Section 4 shall be true and correct in all material respects as of the date hereof and at and as of the Closing Date as if made on such date (except for representations and warranties made as of a specified date, which shall be true and correct in all material respects as of such specified date);

(ii) The Company shall have executed and delivered to the Standby Purchasers a duly executed copy of the Registration Rights Agreement;

(iii) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have been any Material Adverse Effect and no event shall have occurred or circumstance shall exist which would reasonably likely result in a Material Adverse Effect; and

(iv) As of the Closing Date, none of the following events shall have occurred and be continuing: (A) trading in the Common Stock shall have been suspended by the Commission or the Nasdaq National Market or trading in securities generally on the New York Stock Exchange or the Nasdaq National Market shall have been suspended or limited or minimum prices shall have been established on either such exchange or the Nasdaq National Market, (B) a banking moratorium shall have been declared either by U.S. federal or New York State authorities, or (C) there shall have occurred any material outbreak or material escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis which has a material adverse effect on the U.S. financial markets (collectively, a “Market Adverse Effect”).

(b) The obligations of Tontine to consummate the transactions contemplated in Section 2 hereof are subject to the election or appointment, on or prior to the Closing Date, of two (2) nominees of Tontine to the Board reasonably acceptable to the Board, which Board shall consist of not more than nine (9) members immediately after giving effect to such additional two (2) directors; it being understood that the Board shall be free to change the size of the Board after the Closing Date to the extent permitted by the Company’s certificate of incorporation and bylaws and Delaware law. If such condition is not satisfied and Tontine elects not to close, neither Legg Mason nor the Additional Standby Purchaser shall be obligated to close hereunder.

(c) The obligations of the Company to consummate the transactions contemplated hereunder are subject to the fulfillment, prior to or on the Closing Date, of the following conditions:

(i) The representations and warranties of each of the Standby Purchasers and the Additional Standby Purchaser in Section 5 shall be true and correct in all material respects as of the date hereof and at and as of the Closing Date as if made as of such date (except for representations and warranties made as of a specified date, which shall be true and correct in all material respects as of such specified date); and

(ii) Each Standby Purchaser shall have executed and delivered to the Company a duly executed copy of the Registration Rights Agreement.

(d) The obligations of each of the Company and the Standby Purchasers and the Additional Standby Purchaser to consummate the transactions contemplated hereunder in connection with the Rights Offering are subject to the fulfillment, prior to or on the Closing Date, of the following conditions:

(i) No judgment, injunction, decree or other legal restraint shall prohibit, or have the effect of rendering unachievable, the consummation of the Rights Offering or the transactions contemplated by this Agreement;

(ii) The Rights Offering Registration Statement shall have been filed with the Commission and declared effective; no stop order suspending the effectiveness of the Rights Offering Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or otherwise shall have been complied with;

(iii) The holders of a majority of the outstanding Common Stock shall have approved the Rights Offering and the transactions contemplated hereunder;

(iv) The New Shares and the Securities shall have been authorized for listing on the Nasdaq Stock Market; and

(v) If the purchase of Common Stock hereunder is subject to the terms of the HSR Act, the applicable waiting period shall have expired or been terminated thereunder with respect to such purchase.

(e) If the Additional Standby Purchaser elects not to close because of a failure of a Closing condition, it shall cease to have any rights or obligations hereunder. To the extent the Standby Purchasers elect to waive such Closing condition which has not been satisfied, they shall purchase their proportionate share of the New Shares that the Additional Standby Purchaser would have purchased hereunder, all subject to, and in accordance with, Section 2.

Section 10.  Restrictions on Transfer.

(a) The Standby Purchasers and the Additional Standby Purchaser shall not, and shall ensure that their respective Affiliates do not, purchase, sell, transfer, assign, convey, gift, mortgage, pledge, encumber, hypothecate or otherwise dispose of, directly or indirectly (“Transfer”), any Securities; provided, however, that the foregoing shall not restrict in any manner a Transfer (i) by a Standby Purchaser or the Additional Standby Purchaser to one or more of its Affiliates, provided that the transferee in each case agrees in writing to be subject to the terms of this Section 10, or (ii) to any other person in a private transaction if the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such Transfer is exempt from the registration requirements of the Securities Act or (iii) made in accordance with Rule 144 under the Securities Act, provided that the Company shall have the right to receive an opinion of legal counsel for the holder, reasonably satisfactory to the Company, to the effect that such Transfer is exempt from the registration requirements of the Securities Act, prior to the removal of the legend subject to Rule 144 or (iv) made pursuant to a registration statement declared effective by the Commission. Any purported Transfers of Securities in violation of this Section 10 shall be null and void and no right, title or interest in or to such Securities shall be Transferred to the purported transferee, buyer, donee, assignee or encumbrance holder. The Company will not give, and will not permit the Company’s transfer agent to give, any effect to such purported Transfer in its stock records.

(b) Restrictive Legends.  The Standby Purchasers and the Additional Standby Purchaser understand and agree that the Securities will bear a legend substantially similar to the legend set forth below in addition to any other legend that may be required by applicable law or by any agreement between the Company and any of the Standby Purchasers and the Additional Standby Purchaser. The legend may be removed pursuant to Section 10(a)(iii) and Section 10(a)(iv) as provided above. The legend shall be removed upon the effectiveness of a registration statement filed pursuant to the Registration Rights Agreement.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED AND/OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND REGISTRATION AND/OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS, (B) IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND REGISTRATION AND/OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS PROVIDED THAT AT THE ISSUER’S REQUEST, THE TRANSFEROR THEREOF SHALL HAVE DELIVERED TO THE ISSUER AN OPINION OF COUNSEL (WHICH OPINION SHALL BE IN FORM, SUBSTANCE AND SCOPE REASONABLY SATISFACTORY TO THE ISSUER) TO THE EFFECT THAT SUCH SECURITIES MAY BE SOLD OR TRANSFERRED PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION, OR (C) SUCH SECURITIES MAY BE SOLD PURSUANT TO RULE 144 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Section 11.  Termination.

(a) This Agreement may be terminated at any time prior to the Closing Date, by either Standby Purchaser by written notice to the other parties hereto if there is (i) a Material Adverse Effect or (ii) a Market Adverse Effect that is not cured within twenty-one (21) days after the occurrence thereof (the “Cure Period”), provided that the right to terminate this Agreement after the occurrence of each Material Adverse Effect or a Market Adverse Effect, which has not been cured within the Cure Period, shall expire 7 days after the expiration of such Cure Period.

(b) This Agreement may be terminated at any time prior to the Closing Date, by the Company on one hand or either of the Standby Purchasers on the hand by written notice to the other parties hereto:

(i) If there is a material breach of this Agreement by the other party that is not cured within fifteen (15) days after receipt of written notice by such breaching party;

(ii) As to Section 2, Section 7(a) (other than Sections 7(a)(ix) and 7(a)(x)) and Section 7(b), after the Backstop Termination Date; or

(iii) As to any obligations hereunder other than Section 2, after the expiration of the Option Period.

(c) The Additional Standby Purchaser may terminate its obligations to purchase New Shares pursuant to Section 2 upon the occurrence of the any of the events set forth in this Section 11 which give rise to a right of the Standby Purchasers to terminate this Agreement. Upon such termination by the Additional Standby Purchaser, the Additional Standby Purchaser shall cease to have any rights and obligations hereunder. To the extent this Agreement is not terminated by the Standby Purchasers, they shall purchase their proportionate share of the New Shares that the Additional Standby Purchaser would have purchased hereunder, all subject to, and in accordance with, Section 2.

Section 12.  Indemnification and Contribution.

(a) In the event of any registration of any Securities under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless the Standby Purchasers, the Additional Standby Purchaser and each other Person (including each underwriter) who participated in the offering of such Securities and each other Person, if any, who controls such Standby Purchaser or Additional Standby Purchaser or such participating Person within the meaning of the Securities Act (all such Persons being hereinafter referred to, collectively, as the “Standby Indemnified Persons”), against any losses, claims, damages or liabilities, joint or several, to which any of the Standby Indemnified Persons may become subject (i) as a result of any breach by the Company of any of its representations or warranties contained herein or in any certificate delivered hereunder or (ii) under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (A) any alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (B) any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each such Standby Indemnified Person for any reasonable legal or any other expenses reasonably incurred by such Standby Indemnified Person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to any Standby Indemnified Person to the extent that any such loss, claim, damage or liability arises out of or is based upon any actual or alleged untrue statement or actual or alleged omission made in such registration statement, preliminary prospectus, prospectus or amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Standby Indemnified Person specifically for use therein or so furnished for such purposes by any underwriter. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Standby Indemnified Person, and shall survive the transfer of such Securities or New Shares by such Standby Indemnified Person.

(b) Each Standby Purchaser and the Additional Standby Purchaser by acceptance thereof, severally, and not jointly, agree to indemnify and hold harmless the Company, its directors and officers and each other Person, if any, who controls the Company within the meaning of the Securities Act (all such Persons being hereinafter referred to, collectively, as the “Company Indemnified Persons,” and together with the Standby Indemnified Persons, the “Indemnified Persons”) against any losses, claims, damages or liabilities, joint or several, to which any of the Company Indemnified Persons may become subject (i) as a result of any breach by such Standby Purchaser or Additional Standby Purchaser of any of its representations or warranties contained herein or in any certificate delivered hereunder or (ii) under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon information provided in writing to the Company by such Standby Purchaser or Additional Standby Purchaser specifically for use in any registration statement under which Securities were registered under the Securities Act at the request of such Standby Purchaser or Additional Standby Purchaser, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto.

(c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give such notice shall not limit the rights of such Person, except to the extent the indemnifying party is actually prejudiced thereby) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (A) the indemnifying party has agreed to pay such fees or expenses or (B) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such Person. If such defense is not assumed by the indemnifying party as permitted hereunder, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld or delayed). If such defense is assumed by the indemnifying party pursuant to the provisions hereof, such indemnifying party shall not settle or otherwise compromise the applicable claim unless (i) such settlement or compromise contains a full and unconditional release of the indemnified party or (ii) the indemnified party otherwise consents in writing, which consent shall not be unreasonably withheld or delayed. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party, a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the reasonable fees and disbursements of such additional counsel or counsels.

(d) (i) If the indemnification provided for in this Section 12 is unavailable to an Indemnified Person hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such Indemnified Person, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and Indemnified Person in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and Indemnified Persons shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, the indemnifying party or the Indemnified Persons, and their relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

(ii) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 12(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

Section 13.  Survival.  The representations and warranties of the Company and each of the Standby Purchasers and the Additional Standby Purchaser contained in this Agreement or in any certificate delivered hereunder shall survive the Closing hereunder.

Section 14.  Notices.  All notices, communications and deliveries required or permitted by this Agreement shall be made in writing signed by the party making the same, shall specify the Section of this Agreement pursuant to which it is given or being made and shall be deemed given or made (i) on the date delivered if delivered by telecopy or in person, (ii) on the third (3rd) Business Day after it is mailed if mailed by registered or certified mail (return receipt requested) (with postage and other fees prepaid) or (iii) on the day after it is delivered, prepaid, to an overnight express delivery service that confirms to the sender delivery on such day, as follows:

(a)	if to Tontine, at:

c/o Tontine Capital Management L.L.C. 55 Railroad Avenue, 3rd Floor Greenwich, Connecticut 06830 Attention: Joseph V. Lash Telecopy No.: (203) 769-2010

with a copy to:

Weil, Gotshal & Manges LLP 767 Fifth Avenue New York, New York 10153 Attention: Ted S. Waksman Telecopy No.: (212) 310-8007

(b)	if to Legg Mason, at:

Legg Mason Opportunity Trust c/o Legg Mason Capital Management 100 Light Street Baltimore, Maryland 21202 Attention: General Counsel Telecopy No.: (410) 454-5372

with a copy to:

Legg Mason Legal & Compliance 100 Light Street Baltimore, Maryland 21202 Attention: Asset Management-Mutual Fund Practice Group Telecopy No.: (410) 454-4408

(c)	if to Additional Standby Purchaser, at:

Arklow Capital, LLC 237 Park Avenue New York, N.Y. 10017 Attention: Chief Executive Officer Telecopy No.: (212) 808-3789

with a copy to:

Gottfried & Associates 1328 Boston Post Road Larchmont, N.Y. 10538 Attention: Michael N. Gottfried Telecopy No.: (914) 833-9202

(d)	if to the Company, at:

Exide Technologies 13000 Deerfield Parkway, Building 200 Alpharetta, Georgia 30004 Attention: Gordon A. Ulsh Telecopy No.: (678) 566-9171

with a copies to:

Exide Technologies 13000 Deerfield Parkway, Building 200 Alpharetta, Georgia 30004 Attention: Law Department Telecopy No.: (678) 566-9342

and

Kirkland & Ellis LLP 200 East Randolph Drive Chicago, IL 60601 Attention: Carter W. Emerson, P.C. Telecopy No.: (312) 660-0374

or to such other representative or at such other address of a party as such party hereto may furnish to the other parties in writing in accordance with this Section 14. If notice is given pursuant to this Section 14 of any assignment to a permitted successor or assign of a party hereto, the notice shall be given as set forth above to such successor or permitted assign of such party.

Section 15.  Assignment.  This Agreement will be binding upon, and will inure to the benefit of and be enforceable by, the parties hereto and their respective successors and assigns, including any person to whom Securities are transferred in accordance herewith. This Agreement, or the Standby Purchasers’ or the Additional Standby Purchaser’s obligations hereunder, may be assigned, delegated or transferred, in whole or in part, by either Standby Purchaser or the Additional Standby Purchaser to any Affiliate (as defined in Rule 12b-2 under the Exchange Act) of such Standby Purchaser or the Additional Standby Purchaser over which such Standby Purchaser or the Additional Standby Purchaser or any of its Affiliates exercises investment authority, including, without limitation, with respect to voting and dispositive rights, provided that any such assignee assumes the obligations of such Standby Purchaser or the Additional Standby Purchaser hereunder and agrees in writing to be bound by the terms of this Agreement in the same manner as such Standby Purchaser or Additional Standby Purchaser, as the case may be. Notwithstanding the foregoing or any other provisions herein, no such assignment will relieve such Standby Purchaser or Additional Standby Purchaser, as the case may be, of its obligations hereunder if such assignee fails to perform such obligations.

Section 16.  Entire Agreement.  This Agreement embodies the entire agreement and understanding between the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties, or undertakings, other than those set forth or referred to herein, with respect to the standby purchase commitments or the registration rights granted by the Company with respect to the Securities and the New Shares. This Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter of this Agreement.

Section 17.  Governing Law.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York (other than its rules of conflict of laws to the extent the application of the laws of another jurisdiction would be required thereby).

Section 18.  Severability.  If any provision of this Agreement or the application thereof to any person or circumstances is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to persons or circumstances other than those as to which it has been held invalid or unenforceable, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination, the parties shall negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties.

Section 19.  Extension or Modification of Rights Offering.  Without the prior written consent of the Standby Purchasers, the Company may (i) waive irregularities in the manner of exercise of the Rights, and (ii) waive conditions relating to the method (but not the timing) of the exercise of the Rights to the extent that such waiver does not materially adversely affect the interests of the Standby Purchasers.

Section 20.  Miscellaneous.

(a) The Company shall not after the date of this Agreement enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to holders of Securities in this Agreement.

(b) The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning of this Agreement.

(c) This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, when taken together, shall constitute one and the same instrument.

[Remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date first above written.

EXIDE TECHNOLOGIES

By:	/s/ Gordon A. Ulsh
Name: Gordon A. Ulsh

Title:	President and Chief Executive Officer

TONTINE CAPITAL PARTNERS, L.P.

By:	TONTINE CAPITAL MANAGEMENT, L.L.C.,
its general partner

By:	/s/ Jeffrey L. Gendell
Name: Jeffrey L. Gendell

Title:	Managing Member

LEGG MASON INVESTMENT TRUST, INC.

By:	/s/ Gregory Merz
Name: Gregory Merz

Title:	Vice President

ARKLOW CAPITAL, LLC

By:	/s/ Gregory Shrock
Name: Gregory Shrock

Title:	President

Annex A

To the extent that terms and conditions herein overlap with the terms and conditions in the Standby Purchase Agreement and the Registration Rights Agreement (the “Definitive Agreements”), the terms and conditions in the Definitive Agreements shall govern.

Issuer	Exide Technologies (the “Company”).

Aggregate Offering Size	$125.0 million, comprised of a $75.0 million rights offering and a $50.0 million additional subscription privilege for the Standby Purchasers.

Authorization	Prior approval of the Company’s board of directors (the ‘‘Board”) and subject to shareholder approval.

Rights Offering	The Company is distributing to holders of its common stock, at no charge, one subscription right for every one share of the Company’s common stock that holders owned as of the Record Date.

Subscription Privilege	Each subscription right entitles Eligible Participants to purchase, for every one share of common stock they owned as of the Record Date, between 1.02 and 0.68 shares of common stock upon payment of between $3.00 and $4.50 per share, depending on the Subscription Price formula described below.

Launch Date	The offering will be launched shortly after the mailing of the proxy statement for the Company’s annual shareholder meeting, which will be held in August 2006. The expected launch date is July 27, 2006.

Record Date	The Record Date is expected to be July 27, 2006 at 5:00 p.m., New York City time. Only the Company’s stockholders as of the Record Date (the ‘‘Eligible Participants”) will receive rights to subscribe for shares in the rights offering.

Expiration Date	It is expected that the rights would expire at or shortly after the Company’s annual meeting but in no event more than 40 days after the launch date. Rights not exercised by the Expiration Date will be null and void. The Company has the option, with the approval of the Standby Purchasers, to extend the expiration of the rights offering for any reason, for a period not to exceed 15 business days.

Subscription Price	Subscription Price will be payable in cash and set at a 20% discount to the average closing price of the Company’s common stock for the 30 trading day period ending July 6, 2006. Notwithstanding the above, at no time shall the Subscription Price be higher than $4.50 per share nor shall it be lower than $3.00 per share. All payments must be cleared on or before the Expiration Date.

Transferability of Rights	The subscription rights may not be sold, transferred or assigned.

Subscription Commitment of Tontine	Tontine Capital Partners, L.P. (‘‘Tontine”), who, as of June 15, 2006, beneficially owned approximately 9.9% of the Company’s common stock, will agree to act as a standby purchaser in the rights offering in the amount up to 54% of the unsubscribed shares.

Subscription Commitment of Legg Mason	Legg Mason Investment Trust, Inc. (‘‘Legg Mason”), who, as of June 15, 2006, beneficially owned 0.0% of the Company’s common stock, will agree to act as a Standby Purchaser in the rights offering in the amount up to 36% of the unsubscribed shares.

Subscription Commitment of Arklow	Arklow Capital, LLC. (‘‘Arklow”), who, as of June 15, 2006, beneficially owned 4.2% of the Company’s common stock, will agree to act as a Standby Purchaser in the rights offering in the amount up to 10% of the unsubscribed shares.

Reallocation of Percentage of Subscription	Tontine, Legg Mason and Arklow reserve the right to agree among themselves to reallocate the percentage of the unsubscribed shares that they shall each purchase (so long as Tontine, Legg Mason and Arklow purchase 100% of the unsubscribed shares in the aggregate).

Subscription Commitment Fee	Additional subscription privilege of $50.0 million to be allocated pro rata to Tontine and Legg Mason based on subscription commitments, subject to change of control limitations described below.

Additional Subscription Privilege for the Standby Purchasers	The Company is granting Tontine and Legg Mason the right to acquire between 11.1 million and 16.7 million shares of the Company’s common stock at the Subscription Price after completion of the Rights Offering. They will commit to purchase such shares.

Reallocation of Percentage of Additional Subscription	Tontine and Legg Mason reserve the right to agree between each other to reallocate the percentage of the additional subscription shares referred to above that they shall each purchase (so long as Tontine and Legg Mason purchase 100% of the additional subscription shares in the aggregate).

Change of Control	No purchaser, or group of which that purchaser is a member, may acquire shares in the equity offering that would result in a Change of Control under the Company’s Senior Credit Facility (30% fully-diluted ownership) or Second-Lien Notes agreement (50% of outstanding shares).

Subscription Agent	[TBD].

Use of Proceeds	Proceeds will be used to provide additional liquidity for working capital, capital expenditures and general corporate purposes.

Board of Directors	Tontine shall have the right to nominate 2 directors on the Board reasonably acceptable to the Board, which Board shall consist of not more than 9 members immediately after giving effect to such additional 2 directors; it being understood that the Board shall be free to change the size of the Board after the closing date of the rights offering to the extent permitted by the Company’s certificate of incorporation and by-laws and Delaware law.

Registration Rights	Tontine, Legg Mason and Arklow shall have registration rights, which shall consist of an immediate evergreen shelf registration statement, demand registrations if the shelf registration statement is not effective, unlimited Form S-3 registrations so long as the Company is eligible to use such Form and piggyback registration rights.

Annex B

REGISTRATION RIGHTS AGREEMENT

Registration Rights Agreement, dated as of          , 2006, by and among Exide Technologies, a Delaware corporation (“Company”), and the stockholders signatories hereto.

W I T N E S S E T H:

WHEREAS, this Agreement is being entered into in connection with the Standby Purchase Agreement dated as of June [  ], 2006 (the “Standby Purchase Agreement”) among the parties to this Agreement (as defined below);

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, it is agreed as follows:

1. Definitions.   Unless otherwise defined herein, capitalized terms used herein and in the recitals above shall have the following meanings:

‘‘Additional Holders” shall mean the Permitted Assignees of Registrable Securities who, from time to time, acquire Registrable Securities from a Holder or Holders and own Registrable Securities at the relevant time, agree to be bound by the terms hereof and become Holders for purposes of this Agreement.

“Affiliate” of a Person shall mean any Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such other Person. For purposes of this definition, “control” shall mean the ability of one Person to direct the management and policies of another Person.

“Agreement” shall mean this Registration Rights Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to the Agreement as the same may be in effect at the time such reference becomes operative.

“Business Day” shall mean any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the State of New York.

“Closing Date” shall have the meaning assigned to such term in the Standby Purchase Agreement.

“Commission” shall mean the Securities and Exchange Commission or any other federal agency then administering the Securities Act and other federal securities laws.

“Common Stock” shall mean the shares of common stock, $.01 par value per share, of Company, as adjusted to reflect any merger, consolidation, recapitalization, reclassification, split-up, stock dividend, rights offering or reverse stock split made, declared or effected with respect to the Common Stock.

“Company” shall have the meaning assigned to such term in the preamble.

“Demand Registration” shall have the meaning assigned to such term in Section 2(b) hereof.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

“Holder” shall mean any (i) Person who owns Registrable Securities at the relevant time and is a party to this Agreement or (ii) any Additional Holder.

“Majority Holders” shall mean Holders holding at the time, shares of Registrable Securities representing more than 50% of the then outstanding Registrable Securities.

“Permitted Assignee” shall mean any (a) Affiliate of any Holder who acquires Registrable Securities from such Holder, or its Affiliates, or (b) any other Person who acquires any Registrable Securities of any

Holder or Holders who is designated as a Permitted Assignee by such Holder in a written notice to Company; provided, however, that the rights of any Person designated as a Permitted Assignee referred to in the foregoing clause (b) shall be limited if, and to the extent, provided in such notice.

‘‘Person” shall mean any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

‘‘Registrable Securities” shall mean the Common Stock of Company owned by the Holders as of the date hereof or at any time in the future; and, if as a result of any reclassification, stock dividends or stock splits or in connection with a combination of shares, recapitalization, merger, consolidation, sale of all or substantially all of the assets of Company or other reorganization or other transaction or event, any capital stock, evidence of indebtedness, warrants, options, rights or other securities (collectively ‘‘Other Securities”) are issued or transferred to a Holder in respect of Registrable Securities held by the Holder, references herein to Registrable Securities shall be deemed to include such Other Securities.

‘‘Securities Act” shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

“Shelf Registration” means a registration effected pursuant to Section 2(a) hereof.

“Shelf Registration Statement” means a “shelf” registration statement of Company relating to a “shelf” offering in accordance with Rule 415 of the Securities Act, or any similar rule that may be adopted by the Commission, pursuant to the provisions of Section 2(a) hereof which covers all of the Registrable Securities held by the Holders, on an appropriate form under the Securities Act, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

‘‘Standby Purchase Agreement” shall have the meaning assigned to such term in the recitals.

2. Required Registration.

(a) Company shall use its reasonable best efforts to cause a Shelf Registration Statement to be filed and declared effective by the Commission within 90 days after the Closing Date. Each Holder as to which any Shelf Registration is being effected agrees to furnish to Company all information with respect to such Holder necessary to make any information previously furnished to Company by such Holder not misleading. Company agrees to use its reasonable best efforts to keep the Shelf Registration Statement continuously effective for as long as any Holder holds Registrable Securities. Company further agrees, if necessary, to promptly supplement or amend the Shelf Registration Statement, if required by the rules, regulations or instructions applicable to the registration form used by Company for such Shelf Registration Statement or by the Securities Act or by any other rules and regulations thereunder for shelf registrations, and Company agrees to furnish to the Holders of Registrable Securities copies of any such supplement or amendment promptly after its being used or filed with the Commission.

(b) At any time the Shelf Registration Statement covering all Registrable Securities is not effective and after receipt of a written request from the Holders of Registrable Securities requesting that Company effect a registration under the Securities Act covering at least 10% of the Registrable Securities outstanding as of the Closing Date (a “Demand Registration”), and specifying the intended method or methods of disposition thereof, Company shall promptly notify all Holders in writing of the receipt of such request and each such Holder, in lieu of exercising its rights under Section 3 may elect (by written notice sent to Company within 10 Business Days from the date of such Holder’s receipt of the aforementioned Company’s notice) to have Registrable Securities included in such Demand Registration thereof pursuant to this Section 2. Thereupon Company shall, as expeditiously as is possible, use its reasonable best efforts to effect the registration under the Securities Act of all shares of Registrable Securities which Company has been so requested to register by such Holders for sale, all to the extent required to permit the disposition (in accordance with the intended method or methods thereof, as aforesaid) of the Registrable Securities so registered; provided, however, that Company shall not be required to effect more than two (2) registrations of any Registrable Securities pursuant to this Section 2, unless Company shall be eligible at any time to file a registration statement on Form S-3 (or other comparable short form) under the Securities Act, in which event there shall be no limit on the number of such registrations pursuant to this Section 2.

(c) A registration will not count as a Demand Registration until it has become effective (unless the requesting Holders withdraw all their Registrable Securities and Company has performed its obligations hereunder in all material respects, in which case such demand will count as a Demand Registration unless the requesting Holders pay all registration expense in connection with such withdrawn registration); provided, however, that if, after it has become effective, an offering of Registrable Securities pursuant to a registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court or is withdrawn because of any development affecting Company, such registration will be deemed not to have been effected and will not count as a Demand Registration.

(d) If the managing underwriter of a Demand Registration shall advise Company in writing that, in its opinion, the distribution of the Registrable Securities requested to be included in the Demand Registration would materially and adversely affect the distribution of such Registrable Securities, then all selling Holders shall reduce the amount of Registrable Securities each intended to distribute through such offering on a pro-rata basis.

3. Incidental Registration.  If Company at any time proposes to file on its behalf and/or on behalf of any of its security holders (the “demanding security holders”) a registration statement under the Securities Act on any form (other than a registration statement on Form S-4 or S-8 or any successor form for securities to be offered in a transaction of the type referred to in Rule 145 under the Securities Act or to employees of Company pursuant to any employee benefit plan, respectively) for the general registration of securities, it will give written notice to all Holders at least 20 days before the initial filing with the Commission of such registration statement, which notice shall set forth the intended method of disposition of the securities proposed to be registered by Company. The notice shall offer to include in such filing the aggregate number of shares of Registrable Securities as such Holders may request.

Each Holder desiring to have Registrable Securities registered under this Section 3 shall advise Company in writing within 10 Business Days after the date of receipt of such offer from Company, setting forth the amount of such Registrable Securities for which registration is requested. Company shall thereupon include in such filing the number of shares of Registrable Securities for which registration is so requested, subject to the next sentence, and shall use its reasonable best efforts to effect registration under the Securities Act of such shares. If the managing underwriter of a proposed public offering shall advise Company in writing that, in its opinion, the distribution of the Registrable Securities requested to be included in the registration concurrently with the securities being registered by Company or such demanding security holder would materially and adversely affect the distribution of such securities by Company or such demanding security holder, then all selling security holders (including the demanding security holder who initially requested such registration) shall reduce the amount of securities each intended to distribute through such offering on a pro-rata basis. Except as otherwise provided in Section 5, all expenses of such registration shall be borne by Company.

4. Registration Procedures.  If Company is required by the provisions of Section 2 or 3 to use its reasonable best efforts to effect the registration of any of its securities under the Securities Act, Company will, as expeditiously as possible:

(a) prepare and file with the Commission a registration statement with respect to such securities and use its reasonable best efforts to cause such registration statement to become and remain effective for a period of time required for the disposition of such securities by the holders thereof, but not to exceed 180 days (other than the Shelf Registration Statement which shall be kept effective for such period as provided in Section 2(a));

(b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement until the earlier of such time as all of such securities have been disposed of in a public offering or the expiration of 180 days (other than the Shelf Registration Statement which shall be kept effective for such period as provided in Section 2(a));

(c) furnish to such selling security holders such number of copies of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as such selling security holders may reasonably request;

(d) use its reasonable best efforts to register or qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions within the United States as each holder of such securities shall request (provided, however, that Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it is not then qualified or to file any general consent to service or process), and do such other reasonable acts and things as may be required of it to enable such holder to consummate the disposition in such jurisdiction of the securities covered by such registration statement;

(e) promptly notify each Holder whose Registrable Securities are intended to be covered by such registration statement and each underwriter and, if requested by any such Person, confirm such notice in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed and, with respect to a registration statement or any post-effective amendment, when the same has become effective, (ii) of the issuance by any state securities or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Registrable Securities under state securities or “blue sky” laws or the initiation of any proceedings for that purpose, (iii) any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information; and (iv) of the happening of any event which makes any statement made in a registration statement or related prospectus untrue or which requires the making of any changes in such registration statement, prospectus or documents so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and, as promptly as practicable thereafter, prepare and file with the Commission and furnish a supplement or amendment to such prospectus so that, as thereafter deliverable to the purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and the time period during which such registration statement is required to remain effective shall be extended for the time period during which such prospectus is so suspended;

(f) furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to Section 2, on the date that such shares of Registrable Securities are delivered to the underwriters for sale pursuant to such registration or, if such Registrable Securities are not being sold through underwriters, on the date that the registration statement with respect to such shares of Registrable Securities becomes effective, (1) an opinion, dated such date, of the independent counsel representing Company for the purposes of such registration, addressed to the underwriters, if any, and if such Registrable Securities are not being sold through underwriters, then to the Holders making such request, in customary form and covering matters of the type customarily covered in such legal opinions; and (2) a comfort letter dated such date, from the independent certified public accountants of Company, addressed to the underwriters, if any, and if such Registrable Securities are not being sold through underwriters, then to the Holder making such request and, if such accountants refuse to deliver such letter to such Holder, then to Company, in a customary form and covering matters of the type customarily covered by such comfort letters and as the underwriters or such Holder shall reasonably request. Such opinion of counsel shall additionally cover such other legal matters with respect to the registration in respect of which such opinion is being given as such Holders may reasonably request. Such letter from the independent certified public accountants shall additionally cover such other financial matters (including information as to the period ending not more than five Business Days prior to the date of such letter) with respect to the registration in respect of which such letter is being given as the Holders of a majority of the Registrable Securities being so registered may reasonably request;

(g) enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities; and

(h) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, but not later than 18 months after the effective date of the registration statement, an earnings statement covering the period of at least 12 months beginning with the first full month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

It shall be a condition precedent to the obligation of Company to take any action pursuant to this Agreement in respect of the securities which are to be registered at the request of any Holder that such Holder shall furnish to Company such information regarding the securities held by such Holder and the intended method of disposition thereof as Company shall reasonably request and as shall be required in connection with the action taken by Company.

Each Holder agrees that, upon receipt of any notice from Company of the happening of any event of the kind described in Section 4(e)(iv), such Holder shall immediately discontinue such Holder’s disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 4(e)(iv).

5. Expenses.  All expenses incurred in complying with this Agreement, including, without limitation, all registration and filing fees (including all expenses incident to filing with any stock exchange or the National Association of Securities Dealers, Inc.), printing expenses, fees and disbursements of counsel for Company, the reasonable fees and reasonable expenses of counsel for the selling security holders (selected by those holding a majority of the shares being registered), expenses of any special audits incident to or required by any such registration and expenses of complying with the securities or blue sky laws of any jurisdiction pursuant to Section 4(d), shall be paid by Company, except that:

(a) all such expenses in connection with any amendment or supplement to the registration statement or prospectus filed more than 180 days after the effective date of such registration statement because any Holder has not effected the disposition of the securities requested to be registered shall be paid by such Holder; and

(b) Company shall not be liable for any fees, discounts or commissions to any underwriter or any fees or disbursements of counsel for any underwriter in respect of the securities sold by such Holder.

6. Indemnification and Contribution.

(a) In the event of any registration of any Registrable Securities under the Securities Act pursuant to this Agreement, Company shall indemnify and hold harmless to the fullest extent permitted by law the Holder of such Registrable Securities, such Holder’s directors and officers, and each other person (including each underwriter) who participated in the offering of such Registrable Securities and each other person, if any, who controls such Holder or such participating person within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such Holder or any such director or officer or participating person or controlling person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such Holder or such director, officer or participating person or controlling person for any legal or any other expenses reasonably incurred by such Holder or such director, officer or participating person or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any actual or alleged untrue statement or actual or alleged omission made in such registration statement, preliminary prospectus, prospectus or amendment or supplement in reliance upon and in conformity with written information furnished to Company by such Holder specifically for use therein or (in the case of any registration pursuant to Section 2) so furnished for such purposes by any underwriter. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or such director, officer or participating person or controlling person, and shall survive the transfer of such securities by such Holder.

(b) Each Holder, by acceptance hereof, agrees to indemnify and hold harmless to the fullest extent permitted by law Company, its directors and officers and each other person, if any, who controls Company within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which Company or any such director or officer or any such person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon information provided in writing to Company by such Holder specifically for use in the following documents and contained, on the effective date thereof, in any registration statement under which securities were registered under the Securities Act at the request of such Holder, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto. Notwithstanding the provisions of this paragraph (b) or paragraph (d) below, no Holder shall be required to indemnify any person pursuant to this Section 6 or to contribute pursuant to paragraph (d) below in an amount in excess of the amount of the aggregate net proceeds received by such Holder in connection with any such registration under the Securities Act.

(c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give such notice shall not limit the rights of such Person, except to the extent the indemnifying party is actually prejudiced thereby) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (A) the indemnifying party has agreed to pay such fees or expenses or (B) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such Person. If such defense is not assumed by the indemnifying party as permitted hereunder, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld or delayed). If such defense is assumed by the indemnifying party pursuant to the provisions hereof, such indemnifying party shall not settle or otherwise compromise the applicable claim unless (i) such settlement or compromise contains a full and unconditional release of the indemnified party or (ii) the indemnified party otherwise consents in writing, which consent shall not be unreasonably withheld or delayed. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party, a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the reasonable fees and disbursements of such additional counsel or counsels.

(d) If the indemnification provided for in this Section 6 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro-rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

7. Certain Limitations on Registration Rights.  Notwithstanding the other provisions of this Agreement:

(a) Company shall not be obligated to register the Registrable Securities of any Holder if, in the opinion of counsel to Company reasonably satisfactory to the Holder and its counsel (or, if the Holder has engaged an investment banking firm, to such investment banking firm and its counsel), the sale or other disposition of such Holder’s Registrable Securities, in the manner proposed by such Holder (or by such investment banking firm), may be effected without registering such Registrable Securities under the Securities Act; and

(b) Company shall not be obligated to register the Registrable Securities of any Holder pursuant to Section 2 if Company has had a registration statement, under which such Holder had a right to have its Registrable Securities included pursuant to Section 2 or 3, declared effective within six months prior to the date of the request pursuant to Section 2; provided, however, that if any Holder elected to have shares of its Registrable Securities included under such registration statement but some or all of such shares were excluded pursuant to the penultimate sentence of Section 3, then such six-month period shall be reduced to three months.

(c) Company shall have the right to delay the filing or effectiveness of a registration statement required pursuant to Section 2 hereof during one or more periods aggregating not more than 90 days in any twelvemonth period in the event that (i) Company would, in accordance with the advice of its counsel, be required to disclose in the prospectus information not otherwise then required by law to be publicly disclosed and (ii) in the judgment of Company’s board of directors, there is a reasonable likelihood that such disclosure, or any other action to be taken in connection with the prospectus, would materially and adversely affect any existing or prospective material business situation, transaction or negotiation or otherwise materially and adversely affect Company.

8. Selection of Managing Underwriters.  The managing underwriter or underwriters for any offering of Registrable Securities to be registered pursuant to Section 2 shall be selected by the holders of a majority of the Registrable Securities being so registered and shall be reasonably acceptable to Company.

9. Interpretive Matters.  Unless otherwise expressly provided or the context otherwise requires, for purposes of this Agreement the following rules of interpretation apply:

(a) When calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period is excluded. If the last day of such period is a non-Business Day, the period in question ends on the next succeeding Business Day.

(b) Any reference in this Agreement to gender includes all genders, and words imparting the singular number also include the plural and vice versa.

(c) All references in this Agreement to any “Article,” or “Section,” are to the corresponding Article or Section of this Agreement.

(d) The words “herein,” “hereinafter,” “hereof,” and “hereunder” refer to this Agreement as a whole and not merely to a subdivision in which such words appear unless the context otherwise requires.

(e) The word “including” or any variation thereof means “including, but not limited to,” and does not limit any general statement that it follows to the specific or similar items or matters immediately following it.

10. Miscellaneous.

(a) No Inconsistent Agreements.  Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holders in this Agreement.

(b) Remedies.  Each Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate. In any action or proceeding brought to enforce any provision of this Agreement or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys’ fees in addition to any other available remedy.

(c) Amendments and Waivers.  Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departure from the provisions hereof may not be given unless Company has obtained the written consent of the Majority Holders.

(d) Notice Generally.  All notices, demands, communications and deliveries required or permitted by this Agreement shall be made in writing signed by the party making the same, shall specify the Section of this Agreement pursuant to which it is given or being made and shall be deemed given or made (i) on the date delivered if delivered by telecopy or in person, (ii) on the third (3rd) Business Day after it is mailed if mailed by registered or certified mail (return receipt requested) (with postage and other fees prepaid) or (iii) on the day after it is delivered, prepaid, to an overnight express delivery service that confirms to the sender delivery on such day, as follows:

(i) If to any Holder, at its last known address appearing on the books of Company maintained for such purpose.

(ii)	If to Company, at:

Exide Technologies 13000 Deerfield Parkway, Building 200 Alpharetta, Georgia 30004 Attention: Gordon A. Ulsh Telecopy No.: (678) 566-9171

With copies to:

Exide Technologies 13000 Deerfield Parkway, Building 200 Alpharetta, Georgia 30004 Attention: Law Department Telecopy No.: (678) 566-9342

and

Kirkland & Ellis LLP 200 East Randolph Drive Chicago, IL 60601 Attention: Carter W. Emerson, P.C. Telecopy No.: (312) 660-0374

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, telecopied and confirmed by telecopy answerback or three Business Days after the same shall have been deposited in the United States mail.

(e) Rule 144.  So long as Company is subject to the reporting requirements under the Exchange Act, it shall comply with such requirements so as to permit sales of Registrable Securities by the holders thereof pursuant to Rule 144 under the Securities Act.

(f) Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties hereto including any person to whom Registrable Securities are transferred and becomes an Additional Holder in accordance with this Agreement.

(g) Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(h) Governing Law; Jurisdiction; Jury Waiver.  This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of New York without giving effect to the conflict of laws provisions thereof. Each of the parties hereby submits to personal jurisdiction and waives any objection as to venue in the County of New York, State of New York. Service of process on the parties in any action arising out of or relating to this Agreement shall be effective if mailed to the parties in accordance with Section 10(d) hereof. The parties hereto waive all right to trial by jury in any action or proceeding to enforce or defend any rights hereunder.

(i) Severability.  Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

(j) Entire Agreement.  This Agreement represents the complete agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof.

(k) Counterparts.  This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts (including by facsimile), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(l) Termination.  Company’s obligations under this Agreement shall cease with respect to any Person when such Person ceases to be a Holder. Notwithstanding the foregoing, Company’s obligations under Section 5 and Section 6 shall survive in accordance with their terms.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

EXIDE TECHNOLOGIES

By:
Name:

Title:

TONTINE CAPITAL PARTNERS, L.P.

By:	TONTINE CAPITAL MANAGEMENT, L.L.C.,
its general partner

By:
Name:

Title:

LEGG MASON INVESTMENT TRUST, INC.

By:
Name:

Title:

ARKLOW CAPITAL, LLC

By:
Name:

Title:

  [PERMITTED ASSIGNEES UNDER STANDBY PURCHASE AGREEMENT]

APPENDIX B

EXIDE TECHNOLOGIES

2004 STOCK INCENTIVE PLAN
(as proposed to be amended)

1.	Establishment, Purpose, and Types of Awards

Exide Technologies (the “Company”) hereby establishes an incentive compensation plan to be known as the “Exide Technologies 2004 Stock Incentive Plan” (hereinafter referred to as the “Plan”), in order to provide incentives and awards to select key management employees and directors of the Company and its Affiliates, as well as certain consultants.

The Plan permits the granting of the following types of awards (“Awards”), according to the Sections of the Plan listed here:

Section 6	Options
Section 7	Restricted Shares
Section 8	Performance Awards

The Plan is not intended to affect and shall not affect any stock options, equity-based compensation, or other benefits that the Company or its Affiliates may have provided, or may separately provide in the future pursuant to any agreement, plan, or program that is independent of this Plan.

2.	Defined Terms

Terms in the Plan that begin with an initial capital letter have the defined meaning set forth in Appendix A, unless defined elsewhere in this Plan or the context of their use clearly indicates a different meaning.

3.	Shares Subject to the Plan

Subject to the provisions of Section 11 of the Plan, the maximum number of Shares that the Company may issue is 7,125,000 Shares for all Awards all of which may be issued as Incentive Stock Options (“ISO”); but the Company shall not issue more than 1,900,000* Shares pursuant to Awards in the form of Restricted Shares and Performance Awards. For all Awards, the Shares issued pursuant to the Plan may be authorized but unissued Shares, or Shares that the Company has reacquired or otherwise holds in treasury.

Shares that are subject to an Award that for any reason expires, is forfeited, is cancelled, or becomes unexercisable, and Shares that are for any other reason not paid or delivered under the Plan shall again, except to the extent prohibited by Applicable Law, be available for subsequent Awards under the Plan. In addition, the Committee may make future Awards with respect to Shares that the Company retains from otherwise delivering pursuant to an Award either (i) as payment of the exercise price of an Award, or (ii) in order to satisfy the withholding or employment taxes due upon the grant, exercise, vesting, or distribution of an Award. Notwithstanding the foregoing, but subject to adjustments pursuant to Section 11 below, the number of Shares that are available for ISO Awards shall be determined, to the extent required under applicable tax laws, by reducing the number of Shares designated in the preceding paragraph by the number of Shares granted pursuant to Awards (whether or not Shares are issued pursuant to such Awards); provided that any Shares that are either purchased under the Plan and forfeited back to the Plan, or surrendered in payment of the Exercise Price for an Award shall be available for issuance pursuant to ISO Awards.

     * These amounts assume the Share Transaction is consummated. If it is not, they will be reduced to 5,125,000 and 1,275,000.

4.	Administration

(a) General.  The Committee shall administer the Plan in accordance with its terms, provided that the Board may act in lieu of the Committee on any matter. The Committee shall hold meetings at such times and places as it may determine and shall make such rules and regulations for the conduct of its business as it deems advisable. In the absence of a duly appointed Committee or if the Board otherwise chooses to act in lieu of a Committee, the Board shall function as the Committee for all purposes of the Plan.

(b) Committee Composition.  The Board shall appoint the members of the Committee. The Board or Committee may (i) delegate to a committee of one or more members of the Board who are not “outside directors” within the meaning of Section 162(m) of the Code the authority to grant awards to Eligible Persons who are either (A) not then “covered employees” within the meaning of Section 162(m) of the Code (“Covered Employees”) and are not expected to be Covered Employees at the time of recognition of income resulting from such Award or (B) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code or (ii) delegate to a committee of one or more members of the Board who are not “non-employee directors” within the meaning of Rule 16b-3 the authority to grant Awards to Eligible Persons who are not subject to Section 16 of the Exchange Act. The Board may at any time appoint additional members to the Committee, remove and replace members of the Committee with or without Cause, and fill vacancies on the Committee however caused.

(c) Powers of the Committee.  Subject to the provisions of the Plan, the Committee shall have the authority, in its sole discretion:

(i) to determine Eligible Persons to whom Awards shall be granted from time to time and the number of Shares or units to be covered by each Award;

(ii) to determine, from time to time, the Fair Market Value of Shares;

(iii) to determine, and to set forth in Award Agreements, the terms and conditions of all Awards, including any applicable exercise or purchase price, the installments and conditions under which an Award shall become vested (which may be based on performance), terminated, expired, cancelled, or replaced, and the circumstances for vesting acceleration or waiver of forfeiture restrictions, and other restrictions and limitations;

(iv) to approve the forms of Award Agreements and all other documents, notices and certificates in connection therewith which need not be identical either as to type of Award or among Participants;

(v) to construe and interpret the terms of the Plan and any Award Agreement, to determine the meaning of their terms, and to prescribe, amend, and rescind rules and procedures relating to the Plan and its administration; and

(vi) to determine, with respect to any calendar year, whether Directors may elect to receive an Option in lieu of payment of fees in cash, and the percentage of such fees that may be declined in order to receive a grant of such an Option.

(vii) in order to fulfill the purposes of the Plan and without amending the Plan, modify, cancel, or waive the Company’s rights with respect to any Awards, to adjust or to modify Award Agreements for changes in Applicable Law, and to recognize differences in foreign law, tax policies, or customs; and

(viii) to make all other interpretations and to take all other actions that the Committee may consider necessary or advisable to administer the Plan or to effectuate its purposes.

Subject to Applicable Law and the restrictions set forth in the Plan, the Committee may delegate administrative functions to individuals who are Reporting Persons, officers, or Employees of the Company or its Affiliates.

(d) Deference to Committee Determinations.  The Committee shall have the discretion to interpret or construe ambiguous, unclear, or implied (but omitted) terms in any fashion it deems to be appropriate in its sole discretion, and to make any findings of fact needed in the administration of the Plan or Award

Agreements. The Committee’s prior exercise of its discretionary authority shall not obligate it to exercise its authority in a like fashion thereafter. The Committee’s interpretation and construction of any provision of the Plan, or of any Award or Award Agreement, shall be final, binding, and conclusive. The validity of any such interpretation, construction, decision or finding of fact shall not be given de novo review if challenged in court, by arbitration, or in any other forum, and shall be upheld unless clearly arbitrary or capricious.

(e) No Liability; Indemnification.  Neither the Board nor any Committee member, nor any Person acting at the direction of the Board or the Committee, shall be liable for any act, omission, interpretation, construction or determination made in good faith with respect to the Plan, any Award or any Award Agreement. The Company and its Affiliates shall pay or reimburse any member of the Committee, as well as any Director, Employee, or Consultant who takes action in connection with the Plan, for all expenses incurred with respect to the Plan, and to the full extent allowable under Applicable Law shall indemnify each and every one of them for any claims, liabilities, and costs (including reasonable attorney’s fees) arising out of their good faith performance of duties under the Plan. The Company and its Affiliates may obtain liability insurance for this purpose.

5.	Eligibility

(a) General Rule.  The Committee may grant ISOs only to Employees (including officers who are Employees) of the Company or an Affiliate that is a “parent corporation” or “subsidiary corporation” within the meaning of Section 424 of the Code, and may grant all other Awards to any Eligible Person. A Participant who has been granted an Award may be granted an additional Award or Awards if the Committee shall so determine, if such person is otherwise an Eligible Person and if otherwise in accordance with the terms of the Plan.

(b) Grant of Awards.  Subject to the express provisions of the Plan, the Committee shall determine from the class of Eligible Persons those individuals to whom Awards under the Plan may be granted, the number of Shares subject to each Award, the price (if any) to be paid for the Shares or the Award and, in the case of Performance Awards, in addition to the matters addressed in Section 8 below, the specific objectives, goals and performance criteria that further define the Performance Award. Each Award shall be evidenced by an Award Agreement signed by the Company and, if required by the Committee, by the Participant. The Award Agreement shall set forth the material terms and conditions of the Award established by the Committee.

(c) Limits on Awards.  During the term of the Plan, no Participant may receive Options under the Plan that relate to more than 1,500,000* shares and no Participant may receive Performance Awards under the Plan that, in the aggregate, relate to more than 600,000 Shares. The Committee may adjust these limitations pursuant to Section 11 below.

(d) Grant of Options in Lieu of Directors’ Fees.  To the extent permitted by the Committee with respect to fees to be earned in any calendar year, a Director may elect, prior to the year with respect to which such fees will be earned, to choose to decline to accept all or a portion of the fees that would otherwise be paid in cash, and in lieu thereof, to have the Committee grant an Option under the Plan. Such Option shall cover the number of Shares at a per Share exercise price equal to 100% of the Fair Market Value per Share on the Grant Date that would, in the aggregate, have the equivalent value of the fees that will not be paid (as determined using the Black-Scholes method or such other reasonable method of valuation used by the Committee.) The Grant Date for the Option shall be the date that the fees would otherwise have been paid, and will be 100% vested on the Grant Date.

6.  Option Awards

(a) Types; Documentation.  The Committee may in its discretion grant ISOs to any Employee and Non-ISOs to any Eligible Person, and shall evidence any such grants in an Award Agreement that is delivered to

     * This amount assumes the Share Transaction is consummated. If it is not, it will be reduced to 1,050,000.

the Participant. Each Option shall be designated in the Award Agreement as an ISO or a Non-ISO, and the same Award Agreement may grant both types of Options. Any portion of an Option that is not designated in the Award Agreement as an ISO or that otherwise fails or is not qualified as an ISO (even if designated as an ISO) shall be a Non-ISO. At the sole discretion of the Committee, any Option may be exercisable, in whole or in part, immediately upon the grant thereof, or only after the occurrence of a specified event, or only in installments, which installments may vary. Options granted under the Plan may contain such terms and provisions not inconsistent with the Plan that the Committee shall deem advisable in its sole and absolute discretion.

(b) ISO $100,000 Limitation.  To the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as ISOs first become exercisable by a Participant in any calendar year (under this Plan and any other plan of the Company or any Affiliate) exceeds $100,000, such excess Options shall be treated as Non-ISOs. For purposes of determining whether the $100,000 limit is exceeded, the Fair Market Value of the Shares subject to an ISO shall be determined as of the Grant Date. In reducing the number of Options treated as ISOs to meet the $100,000 limit, the most recently granted Options shall be reduced first. In the event that Section 422 of the Code is amended to alter the limitation set forth therein, the limitation of this Section 6(b) shall be automatically adjusted accordingly.

(c) Term of Options.  Each Award Agreement shall specify a term at the end of which the Option automatically expires, subject to earlier termination provisions contained in Section 6(h) hereof; provided, that, the term of any Option may not exceed ten years from the Grant Date. In the case of an ISO granted to an Employee who is a Ten Percent Holder on the Grant Date, the term of the ISO shall not exceed five years from the Grant Date.

(d) Exercise Price.  The exercise price of an Option shall be determined by the Committee in its discretion and shall be set forth in the Award Agreement, subject to the following special rules:

(i) ISOs.  If an ISO is granted to an Employee who on the Grant Date is a Ten Percent Holder, the per Share exercise price shall not be less than 110% of the Fair Market Value per Share on such Grant Date. If an ISO is granted to any other Employee, the per Share exercise price shall not be less than 100% of the Fair Market Value per Share on the Grant Date.

(ii) Non-ISOs.  The per Share exercise price for the Shares to be issued pursuant to the exercise of a Non-ISO shall not be less than 100% of the Fair Market Value per Share on the Grant Date.

(e) Exercise of Option.  The Committee shall in its sole discretion determine the times, circumstances, and conditions under which an Option shall be exercisable, and shall set them forth in the Award Agreement. The Committee shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided, however, that in the absence of such determination, vesting of Options shall be tolled during any such leave approved by the Company.

(f) Minimum Exercise Requirements.  An Option may not be exercised for a fraction of a Share. The Committee may require in an Award Agreement that an Option be exercised as to a minimum number of Shares, provided that such requirement shall not prevent a Participant from purchasing the full number of Shares as to which the Option is then exercisable.

(g) Methods of Exercise.  Prior to its expiration pursuant to the terms of the applicable Award Agreement, each Option may be exercised, in whole or in part (provided that the Company shall not be required to issue fractional shares), by delivery of written notice of exercise to the secretary of the Company accompanied by the full exercise price of the Shares being purchased. In the case of an ISO, the Committee shall determine the acceptable methods of payment on the Grant Date and it shall be included in the applicable Award Agreement. The methods of payment that the Committee may in its discretion accept or commit to accept in an Award Agreement include:

(i) cash or check payable to the Company (in U.S. dollars);

(ii) other Shares that (A) are owned by the Participant who is purchasing Shares pursuant to an Option, (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the

Shares as to which the Option is being exercised, (C) were not acquired by such Participant pursuant to the exercise of an Option, unless such Shares have been owned by such Participant for at least six months or such other period as the Committee may determine, (D) are all, at the time of such surrender, free and clear of any and all claims, pledges, liens and encumbrances, or any restrictions which would in any manner restrict the transfer of such shares to or by the Company (other than such restrictions as may have existed prior to an issuance of such Shares by the Company to such Participant), and (E) are duly endorsed for transfer to the Company;

(iii) a cashless exercise program that the Committee may approve, from time to time in its discretion, pursuant to which a Participant may concurrently provide irrevocable instructions (A) to such Participant’s broker or dealer to effect the immediate sale of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price of the Option plus all applicable taxes required to be withheld by the Company by reason of such exercise, and (B) to the Company to deliver the certificates for the purchased Shares directly to such broker or dealer in order to complete the sale; or

(iv) any combination of the foregoing methods of payment.

The Company shall not be required to deliver Shares pursuant to the exercise of an Option until payment of the full exercise price therefore is received by the Company.

(h) Termination of Continuous Service.  The Committee may establish and set forth in the applicable Award Agreement the terms and conditions on which an Option shall remain exercisable, if at all, following termination of a Participant’s Continuous Service. The Committee may waive or modify these provisions at any time. To the extent that a Participant is not entitled to exercise an Option at the date of his or her termination of Continuous Service, or if the Participant (or other person entitled to exercise the Option) does not exercise the Option to the extent so entitled within the time specified in the Award Agreement or below (as applicable), the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan and become available for future Awards. In no event may any Option be exercised after the expiration of the Option term as set forth in the Award Agreement.

The following provisions shall apply to the extent an Award Agreement does not specify the terms and conditions upon which an Option shall terminate when there is a termination of a Participant’s Continuous Service:

(i) Termination other than Upon Disability or Death or for Cause.  In the event of termination of a Participant’s Continuous Service (other than as a result of Participant’s death, disability or termination for Cause), the Participant shall have the right to exercise an Option at any time within 90 days following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

(ii) Disability.  In the event of termination of a Participant’s Continuous Service as a result of his or her “disability” within the meaning of Section 22(e)(3) of the Code, the Participant shall have the right to exercise an Option at any time within one year following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

(iii) Death.  In the event of the death of a Participant during the period of Continuous Service since the Grant Date of an Option, or within thirty days following termination of the Participant’s Continuous Service, the Option may be exercised, at any time within one year following the date of the Participant’s death, by the Participant’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the right to exercise the Option had vested at the date of death or, if earlier, the date the Participant’s Continuous Service terminated.

(iv) Cause.  If the Committee determines that a Participant’s Continuous Service terminated due to Cause, the Participant shall immediately forfeit the right to exercise any Option, and it shall be considered immediately null and void.

(i) Prohibition on Repricing.  No Option granted hereunder shall be amended to reduce the exercise price under such Option, or surrendered in exchange for a replacement Option having a lower purchase price per share; provided that this Section 6(i) shall not restrict or prohibit any adjustment or other action taken pursuant to Section 11 below.

7.	Restricted Shares

(a) Grants.  The Committee may in its discretion grant restricted shares (“Restricted Shares”) to any Eligible Person and shall evidence such grant in an Award Agreement that is delivered to the Participant which sets forth the number of Restricted Shares, the purchase price for such Restricted Shares (if any) and the terms upon which the Restricted Shares may become vested. The Committee may condition any Award of Restricted Shares to a Participant on receiving from the Participant such further assurances and documents as the Committee may require to enforce the restrictions.

(b) Vesting and Forfeiture.  The Committee shall set forth in an Award Agreement granting Restricted Shares, the terms and conditions under which the Participant’s interest in the Restricted Shares will become vested and non-forfeitable. Except as set forth in the applicable Award Agreement or as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service for any reason, the Participant shall forfeit his or her Restricted Shares; provided that if a Participant purchases the Restricted Shares and forfeits them for any reason, the Company shall return the purchase price to the Participant only if and to the extent set forth in an Award Agreement.

(c) Issuance of Restricted Shares Prior to Vesting.  The Company shall issue stock certificates that evidence Restricted Shares pending the lapse of applicable restrictions, and that bear a legend making appropriate reference to such restrictions. Except as set forth in the applicable Award Agreement or the Committee otherwise determines, the Company or a third party that the Company designates shall hold such Restricted Shares and any dividends that accrue with respect to Restricted Shares pursuant to Section 8(e) below.

(d) Issuance of Shares upon Vesting.  As soon as practicable after vesting of a Participant’s Restricted Shares and the Participant’s satisfaction of applicable tax withholding requirements, the Company shall release to the Participant, free from the vesting restrictions, one Share for each vested Restricted Share, unless an Award Agreement provides otherwise. No fractional shares shall be distributed, and cash shall be paid in lieu thereof.

(e) Dividends Payable on Vesting.  Whenever Shares are released to a Participant under Section 7(d) above pursuant to the vesting of Restricted Shares are issued to a Participant pursuant to Section 7(d) above, such Participant may receive, in the sole discretion of the Committee, with respect to each Share released or issued, an amount equal to any cash dividends (plus, in the discretion of the Committee, simple interest at a rate as the Committee may determine) and a number of Shares equal to any stock dividends, which were declared and paid to the holders of Shares between the Grant Date and the date such Share is released or issued.

8.	Performance Awards

(a) Performance Units.  Subject to the limitations set forth in paragraph (c) hereof, the Committee may in its discretion grant Performance Units to any Eligible Person and shall evidence such grant in an Award Agreement that is delivered to the Participant which sets forth the terms and conditions of the Award.

(b) Performance Compensation Awards.  Subject to the limitations set forth in paragraph (c) hereof, the Committee may, at the time of grant of a Performance Unit, designate such Award as a “Performance Compensation Award” in order that such Award constitutes “qualified performance-based compensation” under Code Section 162(m), in which event the Committee shall have the power to grant such Performance Compensation Award upon terms and conditions that qualify it as “qualified performance-based compensation” within the meaning of Code Section 162(m). With respect to each such Performance Compensation Award, the

Committee shall establish, in writing within the time required under Code Section 162(m), a “Performance Period,” “Performance Measure(s)”, and “Performance Formula(e)” (each such term being hereinafter defined).

A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that the Performance Measure(s) for such Award are achieved and the Performance Formula(e) as applied against such Performance Measure(s) determines that all or some portion of such Participant’s Award has been earned for the Performance Period. As soon as practicable after the close of each Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Measure(s) for the Performance Period have been achieved and, if so, determine and certify in writing the amount of the Performance Compensation Award to be paid to the Participant and, in so doing, may use negative discretion to decrease, but not increase, the amount of the Award otherwise payable to the Participant based upon such performance.

(c) Limitations on Awards.  The maximum Performance Unit Award and the maximum Performance Compensation Award that any one Participant may receive for any one Performance Period shall not together exceed 600,000 Shares and $2,000,000 in cash.

(d) Definitions.

(i) “Performance Formula” means, for a Performance Period, one or more objective formulas or standards established by the Committee for purposes of determining whether or the extent to which an Award has been earned based on the level of performance attained or to be attained with respect to one or more Performance Measure(s). Performance Formulae may vary from Performance Period to Performance Period and from Participant to Participant and may be established on a stand-alone basis, in tandem or in the alternative.

(ii) “Performance Measure” means one or more of the following selected by the Committee to measure Company, Affiliate, and/or business unit performance for a Performance Period, whether in absolute or relative terms (including, without limitation, terms relative to a peer group or index): basic, diluted, or adjusted earnings per share; sales or revenue; earnings before interest, taxes, and other adjustments (in total or on a per share basis); basic or adjusted net income; returns on equity, assets, capital, revenue or similar measure; economic value added; working capital; total shareholder return; and product development, product market share, research, licensing, litigation, human resources, information services, mergers, acquisitions, sales of assets of Affiliates or business units. Each such measure shall be to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by the Company (or such other standard applied by the Committee) and, if so determined by the Committee, and in the case of a Performance Compensation Award, to the extent permitted under Code Section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles. Performance Measures may vary from Performance Period to Performance Period and from Participant to Participant, and may be established on a stand-alone basis, in tandem or in the alternative.

(iii) “Performance Period” means one or more periods of time (of not less than one calendar year or one fiscal year of the Company), as the Committee may designate, over which the attainment of one or more Performance Measure(s) will be measured for the purpose of determining a Participant’s rights in respect of an Award. Notwithstanding the above, if an Award is granted to an Employee who is hired after the beginning of a calendar or fiscal year, such Award may designate a Performance Period of less than one calendar year or less than one fiscal year of the Company.

9.	Taxes

(a) General.  As a condition to the issuance or distribution of Shares pursuant to the Plan, the Participant (or in the case of the Participant’s death, the person who succeeds to the Participant’s rights) shall make such arrangements as the Company may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the Award and the issuance of Shares. The

Company shall not be required to issue any Shares until such obligations are satisfied. If the Committee allows the withholding or surrender of Shares to satisfy a Participant’s tax withholding obligations, the Committee shall not allow Shares to be withheld in an amount that exceeds the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes.

(b) Default Rule for Employees.  In the absence of any other arrangement, an Employee shall be deemed to have directed the Company to withhold or collect from his or her cash compensation an amount sufficient to satisfy such tax obligations from the next payroll payment otherwise payable after the date of the exercise of an Award or of the other event giving rise to the withholding tax obligations.

(c) Special Rules.  In the case of a Participant other than an Employee (or in the case of an Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations), in the absence of any other arrangement and to the extent permitted under the Applicable Law, the Participant shall be deemed to have elected to have the Company withhold from the Shares or cash to be issued pursuant to an Award that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) equal to the amount required to be withheld. For purposes of this Section 9, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Law (the “Tax Date”).

(d) Surrender of Shares.  If permitted by the Committee, in its discretion, a Participant may satisfy the minimum applicable tax withholding and employment tax obligations associated with an Award by surrendering Shares to the Company (including Shares that would otherwise be issued pursuant to the Award) that have a Fair Market Value determined as of the applicable Tax Date equal to the amount required to be withheld. In the case of Shares previously acquired from the Company that are surrendered under this Section 9, such Shares must have been owned by the Participant for more than six months on the date of surrender (or such longer period of time the Company may in its discretion require).

10.	Non-Transferability of Awards

(a) General.  Except as set forth in this Section 10, or as otherwise approved by the Committee for a select group of management or highly compensated Employees, Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution. The designation of a beneficiary by a Participant will not constitute a transfer. An Award may be exercised, during the lifetime of the holder of an Award, only by such holder, the duly-authorized legal representative of a disabled Participant, or a transferee permitted by this Section 10.

(b) Limited Transferability Rights.  Notwithstanding anything else in this Section 10, the Committee may in its discretion provide that an Award, other than ISOs, may be transferred, on such terms and conditions as the Committee deems appropriate, either (i) by instrument to the Participant’s “Immediate Family” (as defined below), (ii) by instrument to an inter vivos or testamentary trust (or other entity) in which the Award is to be passed to the Participant’s designated beneficiaries, or (iii) by gift to charitable institutions. Any transferee of the Participant’s rights shall succeed and be subject to all of the terms of this Award Agreement and the Plan. “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

11.	Adjustments Upon Changes in Capitalization, Merger or Certain Other Transactions

(a) Changes in Capitalization.  The Committee shall equitably adjust the number of Shares covered by each outstanding Award, the maximum Awards that can be granted to any individual under the Plan, and the number of Shares that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan upon cancellation, forfeiture, or expiration of an Award, as well as the price per Share covered by each such outstanding Award, to reflect any increase or decrease in the number of issued Shares resulting from a number of actions including, but not limited to, a stock-split, reverse stock-split, stock dividend, combination, recapitalization or reclassification of the Shares, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company. The

Committee shall take the aforementioned actions if it determines that such adjustments are necessary to prevent dilution or enlargement of benefits intended to be made available under the Plan. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding Options under the Plan such alternative consideration (including securities of any surviving entity) as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Options so replaced. In any case, such substitution of securities shall not require the consent of any person who is granted Options pursuant to the Plan. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be required to be made with respect to, the number or price of Shares subject to any Award. Any adjustments made to an ISO shall be made in accordance with Section 424(a) of the Code.

(b) Dissolution or Liquidation.  In the event of the dissolution or liquidation of the Company other than as part of a Change of Control, each Award will terminate immediately prior to the consummation of such action, subject to the ability of the Committee to exercise any discretion authorized in the case of a Change in Control.

(c) Change in Control.  In the event of a Change in Control, the Committee may in its sole and absolute discretion and authority, without obtaining the approval or consent of the Company’s shareholders or any Participant with respect to his or her outstanding Awards, take one or more of the following actions:

(i) arrange for or otherwise provide that each outstanding Award shall be assumed or a substantially similar award shall be substituted by a successor corporation or a parent or subsidiary of such successor corporation (the “Successor Corporation”);

(ii) accelerate the vesting of Awards so that Awards shall vest (and, to the extent applicable, become exercisable) as to the Shares that otherwise would have been unvested and provide that repurchase rights of the Company with respect to Shares issued upon exercise of an Award shall lapse as to the Shares subject to such repurchase right;

(iii) arrange or otherwise provide for the payment of cash or other consideration to Participants in exchange for the satisfaction and cancellation of outstanding Awards; or

(iv) make such other modifications, adjustments or amendments to outstanding Awards or this Plan as the Committee deems necessary or appropriate, subject however to the terms of Section 14(a) below.

Notwithstanding the above, in the event a Participant holding an Award assumed or substituted by the Successor Corporation in a Change in Control is Involuntarily Terminated by the Successor Corporation in connection with, or within 12 months following consummation of, the Change in Control, then any assumed or substituted Award held by the terminated Participant at the time of termination shall accelerate and become fully vested (and exercisable in full in the case of Options), and any repurchase right applicable to any Shares shall lapse in full, unless an Award Agreement provides for a more restrictive acceleration or vesting schedule or more restrictive limitations on the lapse of repurchase rights or otherwise places additional restrictions, limitations and conditions on an Award. The acceleration of vesting and lapse of repurchase rights provided for in the previous sentence shall occur immediately prior to the effective date of the Participant’s termination, unless an Award Agreement provides otherwise.

(d) Certain Distributions.  In the event of any distribution to the Company’s shareholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Committee may, in its discretion, appropriately adjust the number of Shares and/or the price per Share covered by each outstanding Award to reflect the effect of such distribution.

12.	Time of Granting Awards.

The date of grant (“Grant Date”) of an Award shall be the date on which the Committee makes the determination granting such Award or such other date as is determined by the Committee, provided that in the case of an ISO, the Grant Date shall be the later of the date on which the Committee makes the determination granting such ISO or the date of commencement of the Participant’s employment relationship with the Company.

13.	Term of Plan.

The Plan shall continue in effect for a term of ten (10) years from its effective date as determined under Section 17 below, unless the Plan is sooner terminated under Section 14 below.

14.	Amendment and Termination of the Plan; Modifications of Awards.

(a) Authority to Amend or Terminate.  Subject to any applicable law, regulation or stock exchange rule requiring shareholder approval, the Board may from time to time amend, alter, suspend, discontinue, or terminate the Plan in a form and manner consistent with Applicable Laws.

(b) Effect of Amendment or Termination.  No amendment, suspension, or termination of the Plan shall materially and adversely affect Awards already granted unless either it relates to an adjustment pursuant to Section 11 above, or it is otherwise mutually agreed between the Participant and the Committee, which agreement must be in writing and signed by the Participant and the Company. Notwithstanding the foregoing, the Committee may amend the Plan to eliminate provisions which are no longer necessary as a result of changes in tax, accounting or securities laws or regulations, or in the interpretation thereof.

(c) Modification, Extension and Renewal of Awards.  Within the limitations of the Plan, the Committee may modify an Award, to accelerate the rate at which an Option may be exercised (including without limitation permitting an Option to be exercised in full without regard to the installment or vesting provisions of the applicable Award Agreement or whether the Option is at the time exercisable, to the extent it has not previously been exercised), to accelerate the vesting of any Award or to extend or renew outstanding Awards. Notwithstanding the foregoing provision and except as expressly provided in the Plan or in the Award Agreement, no modification of an outstanding Award shall materially and adversely affect such Participant’s rights thereunder, unless either the Participant provides written consent or there is an express Plan provision permitting the Committee to act unilaterally to make the modification.

15.	Conditions Upon Issuance of Shares.

Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with Applicable Law, with such compliance determined by the Company in consultation with its legal counsel.

16.	Reservation of Shares.

The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

17.	Effective Date.

This Plan shall become effective on the date of its approval by the Board; provided that this Plan shall be submitted to the Company’s shareholders for approval, and if not approved by the shareholders in accordance with Applicable Laws (as determined by the Committee in its discretion) within one year from the date of approval by the Board, this Plan and any Awards shall be null, void, and of no force and effect. Awards granted under this Plan before approval of this Plan by the shareholders shall be granted subject to such approval, and no Shares shall be distributed before such approval. Unless the Company determines to submit Section 8 of the Plan and the definition of Performance Measure(s) to the Company’s shareholders at the first shareholder meeting that occurs in the fifth year following the year in which the Plan was last approved by shareholders (or any earlier meeting designated by the Board), in accordance with the requirements of Section 162(m) of the Code, and such shareholder approval is obtained, then no further Performance Awards shall be made to Eligible Persons under Section 8 after the date of such annual meeting, but the remainder of the Plan shall continue in effect.

18.	Controlling Law.

All disputes relating to or arising from the Plan shall be governed by the internal substantive laws (and not the laws of conflicts of laws) of the State of Delaware, to the extent not preempted by United States federal law. If any provision of this Plan is held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions shall continue to be fully effective.

19.	Laws And Regulations.

(a) U.S. Securities Laws.  This Plan, the grant of Awards, and the exercise of Options under this Plan, and the obligation of the Company to sell or deliver any of its securities (including, without limitation, Options, Restricted Shares and Shares) under this Plan shall be subject to all Applicable Law. In the event that the Shares are not registered under the Securities Act of 1933, as amended (the “Act”), or any applicable state securities laws prior to the delivery of such Shares, the Company may require, as a condition to the issuance thereof, that the persons to whom Shares are to be issued represent and warrant in writing to the Company that such Shares are being acquired by him or her for investment for his or her own account and not with a view to, for resale in connection with, or with an intent of participating directly or indirectly in, any distribution of such Shares within the meaning of the Act, and a legend to that effect may be placed on the certificates representing the Shares.

(b) Other Jurisdictions.  To facilitate the making of any grant of an Award under this Plan, the Committee may provide for such special terms for Awards to Participants who are foreign nationals or who are employed by the Company or any Affiliate outside of the United States of America as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. The Company may adopt rules and procedures relating to the operation and administration of this Plan to accommodate the specific requirements of local laws and procedures of particular countries. Without limiting the foregoing, the Company is specifically authorized to adopt rules and procedures regarding the conversion of local currency, taxes, withholding procedures and handling of stock certificates which vary with the customs and requirements of particular countries. The Company may adopt sub-plans and establish escrow accounts and trusts as may be appropriate or applicable to particular locations and countries.

20.	No Shareholder Rights.

Neither a Participant nor any transferee of a Participant shall have any rights as a shareholder of the Company with respect to any Shares underlying any Award until the date of issuance of a share certificate to a Participant or a transferee of a Participant for such Shares in accordance with the Company’s governing instruments and Applicable Law. Prior to the issuance of Shares pursuant to an Award, a Participant shall not have the right to vote or to receive dividends or any other rights as a shareholder with respect to the Shares underlying the Award, notwithstanding its exercise in the case of Options. No adjustment will be made for a dividend or other right that is determined based on a record date prior to the date the stock certificate is issued, except as otherwise specifically provided for in this Plan.

21.	No Employment Rights.

The Plan shall not confer upon any Participant any right to continue an employment, service or consulting relationship with the Company, nor shall it affect in any way a Participant’s right or the Company’s right to terminate the Participant’s employment, service, or consulting relationship at any time, with or without Cause.

22.	Compliance with Code Section 409A.

The Plan is intended to satisfy the requirements of Code Section 409A and any regulations or guidance that may be adopted thereunder from time to time, including any transition relief available under applicable guidance related to Code Section 409A. The Plan may be amended or interpreted by the Committee as it determines necessary or appropriate in accordance with Code Section 409A and to avoid a plan failure under Code Section 409A(a)(1).

EXIDE TECHNOLOGIES
2004 STOCK INCENTIVE PLAN

Appendix A: Definitions

As used in the Plan, the following definitions shall apply:

“Affiliate” means any entity which together with the Company is under common control within the meaning of Section 414 of the Code (provided that 50% shall be substituted for 80% when applying the Section 414 common control rules).

“Applicable Law” means the legal requirements relating to the administration of options and share-based plans under applicable U.S. federal and state laws, the Code, any applicable stock exchange or automated quotation system rules or regulations, and the applicable laws of any other country or jurisdiction where Awards are granted, as such laws, rules, regulations and requirements shall be in place from time to time.

“Award” means any award made pursuant to the Plan, including awards made in the form of an Option, a Restricted Share and a Performance Award, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

“Award Agreement” means any written document setting forth the terms of an Award that has been authorized by the Committee. The Committee shall determine the form or forms of documents to be used, and may change them from time to time for any reason.

“Board” means the Board of Directors of the Company.

“Cause” for termination of a Participant’s Continuous Service will exist if the Participant is terminated from employment or other service with the Company or an Affiliate for any of the following reasons: (i) the Participant’s willful failure to substantially perform his or her duties and responsibilities to the Company or deliberate violation of a material Company policy; (ii) the Participant’s commission of any material act or acts of fraud, embezzlement, dishonesty, or other willful misconduct; (iii) the Participant’s material unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (iv) Participant’s willful and material breach of any of his or her obligations under any written agreement or covenant with the Company.

The Committee shall in its discretion determine whether or not a Participant is being terminated for Cause. The Committee’s determination shall, unless arbitrary and capricious, be final and binding on the Participant, the Company, and all other affected persons. The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment or consulting relationship at any time, and the term “Company” will be interpreted herein to include any Affiliate or successor thereto, if appropriate.

“Change in Control” means any of the following:

(I) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in paragraph (III)(B) below;

(II) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s shareholders was approved or recommended by the affirmative vote of a majority of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended (“Continuing Directors”);

(III) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than a merger or consolidation in which (A) the Company’s shareholders receive or retain voting common stock in the Company or the surviving or resulting corporation in such transaction on the same pro rata basis as their relative percentage ownership of Company common stock immediately preceding such transaction and a majority of the entire Board of the Company are or continue to be Continuing Directors following such transaction, or (B) the Company’s shareholders receive voting common stock in the corporation which becomes the public parent of the Company or its successor in such transaction on the same pro rata basis as their relative percentage ownership of Company common stock immediately preceding such transaction and a majority of the entire Board of such parent corporation are Continuing Directors immediately following such transaction;

(IV) the sale of any one or more Company subsidiaries, businesses or assets not in the ordinary course of business and pursuant to a shareholder approved plan for the complete liquidation or dissolution of the Company; or

(V) there is consummated any sale of assets, businesses or subsidiaries of the Company which, at the time of the consummation of the sale, (x) together represent 50% or more of the total book value of the Company’s assets on a consolidated basis or (y) generated 50% or more of the Company’s pre-tax income on a consolidated basis in either of the two fully completed fiscal years of the Company immediately preceding the year in which the Change in Control occurs; provided, however, that, in either case, any such sale shall not constitute a Change in Control if such sale constitutes a Rule 13e-3 transaction and at least 60% of the combined voting power of the voting securities of the purchasing entity are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

“Code” means the U.S. Internal Revenue Code of 1986, as amended.

“Committee” means a committee of at least two members of the Board appointed by the Board to administer the Plan and to perform the functions set forth herein and who are “non-employee directors” within the meaning of Rule 16b-3 as promulgated under Section 16 of the Exchange Act and who are also “outside directors” within the meaning of Section 162(m) of the Code.

“Company” means Exide Technologies, a Delaware corporation; provided, however, that in the event the Company reincorporates to another jurisdiction, all references to the term “Company” shall refer to the Company in such new jurisdiction.

“Consultant” means any person, including an advisor, who is engaged by the Company or any Affiliate to render services and is compensated for such services.

“Continuous Service” means the absence of any interruption or termination of service as an Employee, Director, or Consultant. Continuous Service shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; (iv) changes in status from Director to advisory director or emeritus status; or (iv) in the case of transfers between locations of the Company or between the Company, its Affiliates or their respective successors.

Changes in status between service as an Employee, Director, and a Consultant will not constitute an interruption of Continuous Service.

“Director” means a member of the Board or a member of the Board of Directors of an Affiliate.

“Eligible Person” means any Consultant, Director or Employee and includes non-Employees to whom an offer of employment has been extended.

“Employee” means any person whom the Company or any Affiliate classifies as an employee (including an officer) for employment tax purposes. The payment by the Company of a director’s fee to a Director shall not be sufficient to constitute “employment” of such Director by the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date (the “Determination Date”) (i) the average closing price of a Share for the ten consecutive trading days immediately preceding, but not including, the Determination Date as reported on the New York Stock Exchange or the American Stock Exchange (collectively, the “Exchange”); or (ii) if such stock is not traded on the Exchange but is quoted on NASDAQ or a successor quotation system, the average for ten consecutive trading days immediately preceding, but not including, the Determination Date of (A) the last sales price (if the stock is then listed as a National Market Issue under The Nasdaq National Market System) or (B) the mean between the closing representative bid and asked prices (in all other cases) for the stock as reported by NASDAQ or such successor quotation system; or (iii) if such stock is not traded on the Exchange or quoted on NASDAQ but is otherwise traded in the over-the-counter, the average mean between the representative bid and asked prices for the ten consecutive trading days immediately preceding, but not including, the Determination Date; or (iv) if subsections (i)-(iii) do not apply, the fair market value established in good faith by the Board.

“Grant Date” has the meaning set forth in Section 12 of the Plan.

“Incentive Share Option or ISO” hereinafter means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Award Agreement.

“Involuntary Termination” means termination of a Participant’s Continuous Service under the following circumstances occurring on or after a Change in Control: (i) termination without Cause by the Company or an Affiliate or successor thereto, as appropriate; or (ii) voluntary termination by the Participant within 60 days following (A) a material reduction in the Participant’s job responsibilities, provided that neither a mere change in title alone nor reassignment to a substantially similar position shall constitute a material reduction in job responsibilities; (B) an involuntary relocation of the Participant’s work site to a facility or location more than 50 miles from the Participant’s principal work site at the time of the Change in Control; or (C) a material reduction in Participant’s total compensation other than as part of a reduction by the same percentage amount in the compensation of all other similarly-situated Employees, Directors or Consultants.

“Non-ISO” means an Option not intended to qualify as an ISO, as designated in the applicable Award Agreement.

“Option” means any stock option granted pursuant to Section 6 of the Plan.

“Participant” means any holder of one or more Awards, or the Shares issuable or issued upon exercise of such Awards, under the Plan.

“Performance Awards” mean Performance Units and Performance Compensation Awards granted pursuant to Section 8.

“Performance Compensation Awards” mean Awards granted pursuant to Section 8(b) of the Plan.

“Performance Unit” means Awards granted pursuant to Section 8(a) of the Plan which may be paid in cash, in Shares, or such combination of cash and Shares as the Committee in its sole discretion shall determine.

“Plan” means this Exide Technologies 2004 Stock Incentive Plan.

“Reporting Person” means an officer, Director, or greater than ten percent shareholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

“Restricted Shares” mean Shares subject to restrictions imposed pursuant to Section 7 of the Plan.

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.

“Share” means a share of common stock of the Company, as adjusted in accordance with Section 11 of the Plan.

“Ten Percent Holder” means a person who owns stock representing more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any Affiliate.

EXIDE TECHNOLOGIES
PROXY
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 22, 2006
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     The undersigned hereby appoints Barbara A. Hatcher or Brad S. Kalter, and each or any of them, proxies of the undersigned, with full power of substitution, to vote all of the shares of Exide Technologies, a Delaware corporation (the “Company”), which the undersigned may be entitled to vote at the annual meeting of Shareholders of the Company to be held at the Hilton Garden Inn Atlanta North/Alpharetta at 4025 Windward Plaza Drive, Alpharetta, Georgia 30005, on Tuesday, August 22, 2006, beginning at 9:00 a.m. (local time) or at any adjournment or postponement thereof, as shown on the voting side of this card. This proxy will be voted as specified. If a choice is not specified, this proxy will be voted FOR the director nominees and FOR proposals 2, 3, 4 and 5 and in the discretion of the proxyholders on any other matter that properly comes before the meeting.
(Continued and to be signed on the reverse side.)

ANNUAL MEETING OF SHAREHOLDERS OF
EXIDE TECHNOLOGIES
AUGUST 22, 2006

PROXY VOTING INSTRUCTIONS

TO VOTE BY MAIL
     Please date, sign and mail your proxy card in the envelope provided as soon as possible.
TO VOTE BY TELEPHONE
     Please call toll-free 1-800-PROXIES and follow the instructions. Have your control number and the proxy card available when you call.
TO VOTE BY INTERNET
     Please access the web page at www.voteproxy.com and follow the on-screen instructions. Have your control number available when you access the web page.
     YOUR CONTROL NUMBER IS:

Please detach and mail in the envelope provided.
     [X] Please mark votes as in this example.

		FOR all	WITHHOLD
		nominees	AUTHORITY
		(except as	to vote for all
		indicated)	nominees

1.	The election of the following seven persons as directors of the Company.	[ ]	[ ]
For all nominees
	Nominees:	listed hereon,
except vote
withheld for the
	Herbert F. Aspbury Michael R. D’Appolonia David S. Ferguson	following nominee(s):
John P. Reilly
Michael P. Ressner
Gordon A. Ulsh
Carroll R. Wetzel

		FOR	AGAINST	ABSTAIN

2.	Approve rights offering, sale of additional shares and related matters.	[ ]	[ ]	[ ]

		FOR	AGAINST	ABSTAIN

3.	Amend the Company’s Certificate of Incorporation to increase authorized shares.	[ ]	[ ]	[ ]

		FOR	AGAINST	ABSTAIN

4.	Amend the Company’s 2004 Stock Incentive Plan to increase shares.	[ ]	[ ]	[ ]

		FOR	AGAINST	ABSTAIN

5.	Ratify the appointment of the Company’s independent auditors for fiscal 2007.	[ ]	[ ]	[ ]
     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

Signature	Signature if held jointly	Dated
     NOTE: This Proxy Card should be dated, signed by the shareholder exactly as the shareholder’s name appears hereon and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. Please sign exactly as name(s) appear hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.